Guggenheim Funds Trust
Statement of Additional Information
January 31, 2021, as supplemented May 19, 2021
This Statement of Additional Information provides information relating to the following series of Guggenheim Funds Trust (each, a “Fund” and, collectively, the “Funds”) and the respective classes thereof:
Fund	Class A	Class C	Institutional Class	Class P	Class R6
Guggenheim Alpha Opportunity Fund	SAOAX	SAOCX	SAOIX	SAOSX	SAORX*
Guggenheim Diversified Income Fund	GUDAX	GUDCX	GUDIX	GUDPX	GUDRX*
Guggenheim Floating Rate Strategies Fund	GIFAX	GIFCX	GIFIX	GIFPX	GIFSX
Guggenheim High Yield Fund	SIHAX	SIHSX	SHYIX	SIHPX	SHYSX
Guggenheim Core Bond Fund (formerly Guggenheim Investment Grade Bond Fund)	SIUSX	SDICX	GIUSX	SIUPX	GICRX*
Guggenheim Large Cap Value Fund	SECIX	SEGIX	GILCX	SEGPX	GILRX*
Guggenheim Limited Duration Fund	GILDX	GILFX	GILHX	GILPX	GIKRX
Guggenheim Macro Opportunities Fund	GIOAX	GIOCX	GIOIX	GIOPX	GIOSX
Guggenheim Market Neutral Real Estate Fund	GUMAX	GUMCX	GUMNX	GUMPX	GUMRX*
Guggenheim Municipal Income Fund	GIJAX	GIJCX	GIJIX	GIJPX	GIJRX*
Guggenheim Risk Managed Real Estate Fund	GURAX	GURCX	GURIX	GURPX	GURRX*
Guggenheim Small Cap Value Fund	SSUAX	SSVCX	SSUIX	SSUPX	SSURX*
Guggenheim SMid Cap Value Fund	SEVAX	SEVSX	SVUIX	SEVPX	SVURX*
Guggenheim StylePlus—Large Core Fund	SECEX	SFECX	GILIX	SFEPX	GIQRX*
Guggenheim StylePlus—Mid Growth Fund	SECUX	SUFCX	GIUIX	SEUPX	GIURX*
Guggenheim Total Return Bond Fund	GIBAX	GIBCX	GIBIX	GIBLX	GIBRX
Guggenheim Ultra Short Duration Fund	GIYAX	—	GIYIX	GIYPX*	GIYRX*
Guggenheim World Equity Income Fund	SEQAX	SFGCX	SEWIX	SEQPX	SEWRX*
*This share class of the Fund is not currently offered for sale.
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Funds’ prospectuses dated January 31, 2021, as may be supplemented from time to time (the “Prospectuses”), and should be read in conjunction with the Prospectuses. The audited financial statements for each Fund's fiscal year ended September 30, 2020, and the related report of Ernst & Young LLP, independent registered public accounting firm, contained in the annual report for each Fund, are incorporated herein by reference.
The Prospectuses (and the Funds’ annual and semi-annual reports) may be obtained without charge by writing Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, by calling 301.296.5100 or 800.820.0888 or by visiting www.guggenheiminvestments.com/services/prospectuses-and-reports.
As described herein, the investment manager to each Fund is Guggenheim Partners Investment Management, LLC, 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 or Security Investors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.

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General Information

Guggenheim Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on November 8, 2013, is registered with the Securities and Exchange Commission (“SEC”) as an investment company. The Trust is an open-end management investment company that, upon the demand of a shareholder, must redeem its shares and pay the shareholder the next calculated net asset value (“NAV”) thereof in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”) (See “How to Redeem Shares”). This Statement of Additional Information (“SAI”) relates to the series of the Trust set forth on the cover hereto (each, a “Fund” and, collectively, the “Funds”). Each Fund, other than Guggenheim Diversified Income Fund, Guggenheim Limited Duration Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund and Guggenheim Ultra Short Duration Fund was previously a series (the “Predecessor Funds”) of Security Equity Fund, Security Income Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund (the “Predecessor Corporations”), different registered open-end investment companies, which were organized as Kansas corporations. In January 2014, at special meetings of shareholders, the shareholders of each Predecessor Fund approved the reorganization of each Predecessor Fund with and into a corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any such historical information provided for a series of the Trust that relates to periods prior to January 28, 2014 (and September 24, 2014 for Guggenheim Alpha Opportunity Fund), therefore, is that of the corresponding Predecessor Fund.
On June 26, 2015, the Guggenheim Enhanced World Equity Fund, a series of the Trust, was liquidated pursuant to a plan of liquidation.
On November 30, 2018, Guggenheim Strategy Fund I (the "Ultra Short Predecessor Fund"), previously a series of Guggenheim Strategy Funds Trust, reorganized with and into the Guggenheim Ultra Short Duration Fund, which is the performance successor of the reorganization and has adopted (through a "shell" reorganization) the Ultra Short Predecessor Fund's performance, financial and other historical information. Any such historical information provided for the Guggenheim Ultra Short Duration Fund prior to November 30, 2018 is that of the Ultra Short Predecessor Fund.
On November 11, 2019, the name of Guggenheim Mid Cap Value Fund changed to "Guggenheim SMid Cap Value Fund."
On January 3, 2020, the Guggenheim SMid Cap Value Institutional Fund (formerly, the Guggenheim Mid Cap Value Institutional Fund) (the "SMid Cap Predecessor Fund") reorganized with and into Institutional Class shares of the Guggenheim SMid Cap Value Fund. The Guggenheim SMid Cap Value Fund has adopted the SMid Cap Predecessor Fund's performance history with respect to its Institutional Class shares. Any such information provided for the Institutional Class shares of the Guggenheim SMid Cap Value Fund prior to January 3, 2020 is that of the SMid Cap Predecessor Fund.
On April 23, 2021, the name of Guggenheim Investment Grade Bond Fund changed to "Guggenheim Core Bond Fund."
The fiscal year end for the Trust (and each Fund) is September 30 of each year.
Each of the Funds has its own investment objective and policies.
Security Investors, LLC (“Security Investors”) is the investment manager to Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”), Guggenheim Large Cap Value Fund (“Large Cap Value Fund”), Guggenheim Small Cap Value Fund (“Small Cap Value Fund”), Guggenheim SMid Cap Value Fund (“SMid Cap Value Fund”), Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”), Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”) and Guggenheim World Equity Income Fund (“World Equity Income Fund”). These Funds, with Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”), are referred to as the “Guggenheim Equity Funds.” Security Investors is also the investment manager to Guggenheim High Yield Fund (“High Yield Fund”), Guggenheim Core Bond Fund (“Core Bond Fund”) and Guggenheim Municipal Income Fund (“Municipal Income Fund”).

Guggenheim Partners Investment Management, LLC (“GPIM”) is the investment manager to Risk Managed Real Estate Fund. GPIM is also the investment manager to Guggenheim Diversified Income Fund (“Diversified Income Fund”), Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”), Guggenheim Limited Duration Fund (“Limited Duration Fund"), Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”), Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”) Guggenheim Total Return Bond Fund (“Total Return Bond Fund”) and Guggenheim Ultra Short Duration Fund ("Ultra Short Duration Fund"). These Funds, collectively with the High Yield Fund, Core Bond Fund and Municipal Income Fund, are referred to as the “Guggenheim Fixed-Income Funds.” GPIM is the sub-adviser to the Municipal Income Fund.
Security Investors and GPIM are also each referred to as the “Investment Manager” and, together, as the “Investment Managers.” GPIM, in its capacity as sub-adviser to the Municipal Income Fund, is referred to as the “Sub-Adviser.” Although there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of shareholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies, which may not be changed without shareholder approval. These limitations are set forth under “Investment Restrictions.” Each Fund is classified as “diversified company” within the meaning of the 1940 Act. An investment in one of the Funds does not constitute a complete investment program.
As disclosed in the Funds’ prospectuses, as may be supplemented from time to time (“Prospectuses”), investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In the event the Board determines to liquidate a Fund, shareholders may be subject to adverse tax consequences. A shareholder would not be entitled to any refund or reimbursement of expenses incurred, directly or indirectly, by the shareholder (such as sales charges, if any, or fees and expenses) as a result of its investment in the Fund. In addition, the shareholder may receive a liquidating amount that is less than the shareholder’s original investment.
Investment Methods and Risk Factors

Each Fund’s principal investment strategies and the summaries of risks associated with the same are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the relevant Prospectuses. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about other investment strategies that a Fund may utilize and related risks that may apply to a Fund, even though they are not considered to be “principal” investment strategies of the Fund. Accordingly, an investment strategy and related risk that is described below, but which is not described in a Fund’s Summary Prospectus, should not be considered to be a principal investment strategy or principal risk applicable to that Fund.
Some of the risk factors related to certain securities, instruments and techniques that may be used by the Funds are described in the “Fund Summaries” and “Descriptions of Principal Risks” sections of the Prospectuses and in this SAI. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods that may be used by one or more of the Funds. Although the Funds may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, a Fund is not be required to do so. The Diversified Income Fund may indirectly engage in or be exposed to certain of the techniques, instruments and methods described below and the associated risks through its investment in affiliated and unaffiliated investment vehicles, which may vary significantly from time to time.
Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the risks below are heightened significantly compared to normal conditions and therefore subject a Fund's investments and a shareholder’s investment in a Fund to reduced yield and/or income and to sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.
Investment objectives and policies of each Fund are described in the Prospectus. Below are additional details about the investment policies of certain Funds. There are risks inherent in the ownership of any security, and there can be no assurance that a Fund's investment objective(s) will be achieved. The objective(s) and policies of each Fund, except those enumerated under “Investment Restrictions—Fundamental Policies,” may be modified at any time without shareholder approval.

The investment methods and risk factors are presented below in alphabetical order and not in the order of importance or potential exposure.
General Risk Factors—The NAV per share of each Fund is expected to fluctuate, reflecting fluctuations in the market value of its portfolio positions. The Funds are subject to the risks associated with financial, economic and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as pandemics and epidemics), natural/environmental disasters, cyber attacks, terrorism, and governmental or quasi-governmental actions. Such events may result in, among other things, travel restrictions, closing of borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. These events may adversely affect the value of a Fund’s investments, which are particularly sensitive to these types of market risks given increased globalization and interconnectedness of markets, and the ability of an Investment Manager to execute investment decisions for a Fund (and thus, liquidity may be affected). Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. In addition, a Fund and its investments may be adversely impacted by volatility and other developments associated with market trading activity and investor interest, including those driven by factors unrelated to financial performance or market conditions. The value of investments, particularly short positions or exposures, may fluctuate dramatically in these circumstances. There is no assurance that a Fund will achieve its investment objective.
American Depositary Receipts (“ADRs”)—A Fund may purchase ADRs. ADRs are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company’s securities. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," below. ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries are not necessarily denominated in the same currency as the securities into which they may be converted. In general, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global receipts evidencing a similar arrangement. For purposes of the Funds’ investment policies, ADRs, EDRs and GDRs usually are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.
Depositary receipts are issued through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the cost of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.
Asset-Backed Securities—A Fund may also invest in any level of the capital structure of “asset-backed securities,” which are securities that represent an interest in a pool of assets. These include secured debt instruments collateralized by automobile loans, credit card loans, home equity loans, manufactured housing loans, syndicated bank loans, and other types of debt providing the source of both principal and interest. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. The credit quality of an asset-backed security depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. Asset-backed securities ("ABS") are subject to risks similar to those discussed below with respect to mortgage-backed securities ("MBS"). Some of the loans or other similar debt obligations to which a Fund may obtain exposure through its investments in asset-backed securities or other types of structured products may lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations. These investments subject the Fund to the risks of “Covenant-Lite Obligations” discussed below.
Automobile Receivable Securities. Asset-backed securities may be backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles (“Automobile Receivable Securities”). Since installment sales contracts for motor vehicles or installment loans related thereto (“Automobile Contracts”) typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk. Delinquencies and losses on sub-prime and non-prime automobile loans have increased in recent years and, as a result, issuers of ABS backed by such loans may be adversely affected in their ability to continue to make principal and interest payments.
Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Although most Automobile Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner’s Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.
Credit Card Receivable Securities. Asset-backed securities may be backed by receivables from revolving credit card agreements (“Credit Card Receivable Securities”). Credit balances on revolving credit card agreements (“Accounts”) are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder, and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.
Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other Asset-backed securities, Accounts are unsecured obligations of the cardholder.
Methods of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes (See “Types of Credit Support”). Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called “strips” (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security) and securities with a class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.
Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Fund may invest in such asset-backed securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.
Types of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have “reserve portfolios” (where cash or investments, sometimes funded from a portion of the initial payments on the underlying assets, are held in reserve against future losses) or that have been “over collateralized” (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. There can be no assurance that credit support of any kind will be successful in lessening the effect of failures by obligors on underlying assets to make payments or be available upon the occurrence of events adversely affecting the obligor's financial condition.
Borrowing—A Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. As recognized by the SEC, a line of credit can enhance a Fund’s ability to manage liquidity risk and to meet shareholder redemption requests.
Accordingly, a Fund may borrow from banks and may borrow through reverse repurchase agreements, derivatives, unfunded commitments and “roll” transactions in connection with meeting requests for the redemption of Fund shares. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by any interest or appreciation earned on the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. When market conditions are deemed appropriate, a Fund may use leveraging as part of its investment strategy to the full extent permitted by its investment policies and restrictions and applicable law. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans as may be permitted under the Funds’ policies.
The Funds have established a line of credit with certain banks from which they may borrow funds for temporary or emergency purposes. The Funds may use lines of credit to meet large or unexpected redemptions that would otherwise force the Funds to liquidate securities under circumstances which are unfavorable to the Funds’ remaining shareholders. The Funds may be required to pay fees to the banks to maintain the lines of credit, which increases the cost of borrowing over the stated interest rate. If a Fund accesses its line of credit, the Fund would bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that adversely affect the Fund's performance. In some cases, such expenses and the resulting adverse effect on the Fund's performance can be significant. Moreover, if a Fund accesses its line of credit to meet shareholder redemption requests, the Fund's remaining shareholders would bear such costs of borrowing. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Certificates of Deposit and Bankers’ Acceptances—Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
Collateralized Debt Obligations (“CDOs”)—A CDO is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans, commercial real estate, other structured finance securities and/or synthetic instruments. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to certain mortgage-related and asset-backed securities. The value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.
Certain Funds may invest in CLOs, which are another type of asset-backed security. A CLO is a trust or other special purpose entity that is comprised of or collateralized by a pool of loans, including domestic and non-U.S. senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The loans generate cash flow that is allocated among one or more classes of securities (“tranches”) that vary in risk and yield. The most senior tranche has the best credit quality and the lowest yield compared to the other tranches. The equity tranche has the highest potential yield but also has the greatest risk, as it bears the bulk of defaults from the underlying loans and helps to protect the more senior tranches from risk of these defaults. However, despite the protection from the equity and other more junior tranches, more senior tranches can experience substantial losses due to actual defaults and decreased market value due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
Normally, CLOs are privately offered and sold and are not registered under state or federal securities laws. Therefore, investments in CLOs may be classified as illiquid investments; however, an active dealer market may exist for CLOs allowing a CLO to qualify for transactions pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). CLOs normally charge management fees and administrative expenses, which are in addition to those of the Funds.
The riskiness of investing in CLOs depends largely on the quality and type of the collateral loans and the tranche of the CLO in which a Fund invests. In addition to the normal risks associated with fixed-income securities (such as interest rate risk and credit risk), CLOs carry risks including, but are not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CLO tranches that are subordinate to other tranches; and (iv) the complex structure of the CLO may not be fully understood at the time of investment or may result in the quality of the underlying collateral not being fully understood and may produce disputes with the issuer or unexpected investment results. These risks are heightened given the currently distressed economic, market, labor and public health conditions. In addition, interest on certain tranches of a CLO may be paid in-kind (meaning that unpaid interest is effectively added to principal), which involves continued exposure to default risk with respect to such payments. Certain CLOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, but such enhancement may not always be present and may fail to protect the Funds against the risk of loss due to defaults on the collateral. Certain CLOs may not hold loans directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool of loans. Such CLOs entail the risks of derivative instruments.
Collectibles—The Limited Duration Fund, Macro Opportunities Fund and Diversified Income Fund (indirectly) may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Limited Duration Fund and Macro Opportunities Fund do not currently intend to invest more than 5% of their total assets in collectibles and would only do so in conformity with applicable laws and after consideration of tax consequences.
Commercial Paper—Each Fund may invest in commercial paper. A Fund may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days), unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.
Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.
A Fund may invest in commercial paper collateralized by other financial assets, such as asset-backed commercial paper. These securities are exposed not only to the risks relating to commercial paper, but also the risks relating to the collateral.
A Fund may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Commodities—The Macro Opportunities Fund may invest in commodities. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals (such as gold or silver). The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, global public health pandemics, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.
In addition, the Fund may purchase or sell (write) put or call options (including those traded OTC) on precious metals (such as gold or silver) and engage in forward contracts on precious metals, which in each case may involve physical delivery of the underlying precious metal. The risks associated with these transactions include the risks of investing in commodities as described above as well as the risks associated with options and forwards described below. In addition, to the extent such options or contracts are settled on a physical basis, the Fund may need to maintain an amount of liquid assets equal to the notional value of the option or contract. Physically-settled derivatives may adversely impact the Fund by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled derivatives.

Commodities-Linked Investments Risk—In order to gain exposure to the commodities markets, the Macro Opportunities Fund may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments. The performance of commodity-linked notes and related investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities noted above. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Legal and regulatory changes also can affect the value of these investments. They can also generate tax risks.
Convertible Securities and Warrants—A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).
Covenant-Lite Obligations—Certain Funds invest in or are exposed to loans and other similar debt obligations that are sometimes referred to as “covenant-lite” loans or obligations (“covenant-lite obligations”), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. A Fund may also obtain exposure to covenant-lite obligations through investment in securitization vehicles and other structured products. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of certain financial metrics; in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in more limited access to financial information, difficulty evaluating the borrower’s financial performance over time and delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a Fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Credit Derivative Transactions—Certain Funds may engage in credit derivative transactions. Credit default derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. When a Fund engages in a credit derivative transaction, it may have to earmark or segregate cash or liquid securities, and mark the same on a daily basis, in an amount necessary to comply with applicable regulatory requirements.
A Fund may invest in credit default swap transactions and credit-linked notes (described below) for hedging and investment purposes. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either “physical delivery” settled or “cash” settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may, after a default, have lost some, most, or all of its value.
A Fund may be either the buyer or seller in a credit default swap transaction and generally will be a buyer in instances in which the Fund actually owns the underlying debt security and seeks to hedge against the risk of default in that debt security. If a Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments (in an amount more or less than the value of the cash flows received on the underlying debt security) and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for such asset or a cash payment in addition to owning the reference asset. A Fund generally will be a seller when it seeks to take the credit risk of a particular debt security and, as a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and ten years, provided that there is no event of default. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement and/or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly, including counterparty credit risk and leverage risk.
Cyber Security, Market Disruptions and Operational Risk—Like other funds and other parts of the modern economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures, services and parties on which the Funds or their service providers rely, are susceptible to ongoing risks related to cyber incidents and the risks associated with financial, economic, public health, labor and other global market developments and disruptions, including those arising out of geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental disasters, war, terrorism and governmental or quasi-governmental actions. Cyber incidents can result from unintentional events (such as an inadvertent release of confidential information) or deliberate attacks by insiders or third parties, including cyber criminals, competitors, nation-states and “hacktivists,” and can be perpetrated by a variety of complex means, including the use of stolen access credentials, malware or other computer viruses, ransomware, phishing, structured query language injection attacks, and distributed denial of service attacks, among other means. Cyber incidents and market disruptions may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the operations of the Funds or their service providers, or otherwise impair Fund or service provider operations. For example, a cyber incident may cause operational disruptions and failures impacting information systems or information that a system processes, stores, or transmits, such as by theft, damage or destruction, or corruption or modification of and denial of access to data maintained online or digitally, denial of service on websites rendering the websites unavailable to intended users or not accessible for such users in a timely manner, and the unauthorized release or other exploitation of confidential information.

A cyber incident could adversely impact a Fund and its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private shareholder information (i.e., identity theft or other privacy breaches) or confidential Fund information or otherwise compromising the security and reliability of information, impeding trading, causing reputational damage, and subjecting a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation or remediation costs, litigation expenses and additional compliance and cyber security risk management costs, which may be substantial. A cyber incident could also adversely affect the ability of a Fund (and its Investment Manager) to invest or manage the Fund’s assets.
Cyber incidents and developments and disruptions to financial, economic, public health, labor and other global market conditions can obstruct the regular functioning of business workforces (including requiring employees to work from external locations or from their homes), cause business slowdowns or temporary suspensions of business activities, each of which can negatively impact Fund service providers and Fund operations. Although the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, may have established business continuity plans and systems reasonably designed to protect from and/or defend against the risks or adverse consequences associated with cyber incidents and market disruptions, there are inherent limitations in these plans and systems, including that certain risks may not yet be identified, in large part because different or unknown threats may emerge in the future and the threats continue to rapidly evolve and increase in sophistication. As a result, it is not possible to anticipate and prevent every cyber incident and possible obstruction to the normal activities of these entities’ employees resulting from market disruptions and attempts to mitigate the occurrence or impact of such events may be unsuccessful. For example, public health emergencies and governmental responses to such emergencies, including through quarantine measures and travel restrictions, can create difficulties in carrying out the normal working processes of these entities’ employees, disrupt their operations and hamper their capabilities. The nature, extent, and potential magnitude of the adverse consequences of these events cannot be predicted accurately but may result in significant risks, adverse consequences and costs to the Funds and their shareholders.
The issuers of securities in which a Fund invests are also subject to the ongoing risks and threats associated with cyber incidents and market disruptions. These incidents could result in adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. For example, a cyber incident involving an issuer may include the theft, destruction or misappropriation of financial assets, intellectual property or other sensitive information belonging to the issuer or their customers (i.e., identity theft or other privacy breaches) and a market disruption involving an issuer may include materially reduced consumer demand and output, disrupted supply chains, market closures, travel restrictions and quarantines. As a result, the issuer may experience the types of adverse consequences summarized above, among others (such as loss of revenue), despite having implemented preventative and other measures reasonably designed to protect from and/or defend against the risks or adverse effects associated with cyber incidents and market disruptions.
The Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures on which the Funds or their service providers rely, are also subject to the risks associated with technological and operational disruptions or failures arising from, for example, processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, errors in algorithms used with respect to the Funds, changes in personnel, and errors caused by third parties or trading counterparties. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service.
Cyber incidents, market disruptions and operational errors or failures or other technological issues may adversely affect a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions, including over a potentially extended period. The Funds do not control the cyber security, disaster recovery, or other operational defense plans or systems of its service providers, intermediaries, companies in which it invests or other third-parties. The value of an investment in Fund shares may be adversely affected by the occurrence of the cyber incidents, market disruptions and operational errors or failures or technological issues summarized above or other similar events and the Funds and their shareholders may bear costs tied to these risks.

The Funds and their service providers are currently impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). These and associated restrictive measures may continue to affect economic activity, the unemployment rate and inflation. The impact of such measures on the Funds is unknown. Accordingly, the risks described above are heightened under current conditions.
Debt Obligations—Yields on short, intermediate, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of a Fund to achieve its investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due.
Derivatives Regulatory Risk—The laws and regulations that apply to derivatives (e.g., swaps, futures, etc.) and persons who use them (including a Fund, the Investment Managers and others) are rapidly changing in the U.S. and abroad. As a result, restrictions and additional regulations may be imposed on these parties, trading restrictions may be adopted and additional trading costs are possible. The impact of these changes on any of the Funds and their investment strategies is not yet fully ascertainable.
In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law in July 2010. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the Commodity Futures Trading Commission ("CFTC"), the SEC and other regulators to regulate OTC derivatives ("swaps" and "security-based swaps") and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.
Provisions in the Dodd-Frank Act also include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for and exchange trading of many OTC derivative transactions. The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and scope of the impact of the Dodd-Frank Act on any of the Funds. However, swap dealers, major market participants and swap counterparties are experiencing additional regulations, requirements, compliance burdens and associated costs. The Funds may also be required to comply indirectly with equivalent European regulation, the European Market Infrastructure Regulation (“EMIR”), to the extent that it executes derivative transactions with counterparties subject to such regulation. EMIR establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although it is not yet possible to predict the final impact, if any, of EMIR on the Funds and their investment strategies the Funds may experience additional expense passed on by counterparties.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Investment Manager must consider the effect of these limits in managing the Funds. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The Investment Manager will need to consider whether the exposure created under these contracts might exceed the new and amended limits, as relevant to a Fund’s strategy, in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions reflected in the Fund’s asset segregation and cover practices discussed herein. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for Funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the new rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period.
Following the compliance date, these requirements may limit the ability of a Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
These and other regulatory changes may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. New requirements, even if not directly applicable to the Funds, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, exchange trading and margin requirements may increase the cost of a Fund’s investments and cost of doing business, which would adversely affect investors.
Except with respect to the Alpha Opportunity Fund, Macro Opportunities Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund, the Investment Manager, on behalf of each Fund, has filed with the National Futures Association a notice of eligibility claiming an exclusion from the definition of “commodity pool operator” (“CPO”) under CFTC Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"), with respect to each Fund’s operation. Accordingly, each Fund for which a notice has been filed and Security Investors or GPIM with respect to each such Fund are not subject to registration or regulation as a commodity pool or CPO. Changes to a Fund’s investment strategies or investments may cause the Fund to lose the benefits of the exclusion under CFTC Rule 4.5 under the CEA and may trigger additional CFTC regulation. If a Fund becomes subject to CFTC regulation, the Fund or its Investment Manager may incur additional expenses. Additionally, the Investment Manager is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Alpha Opportunity Fund, Macro Opportunities Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund. The CFTC adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to these Funds as a result of the Investment Manager's registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Manager’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Investment Managers as the Funds’ CPOs, the Investment Manager's compliance with SEC disclosure and shareholder reporting will be deemed to fulfill the its CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Funds, the Funds may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Funds, their investment strategies or Prospectus or the SAI.
Equity Securities—Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and may be obtained through, among other things, an initial public offering (“IPO”). Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.
An IPO is a company’s first offering of stock to the public, typically to raise additional capital. A Fund’s investment in securities offered through IPOs may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. Currently, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim Alpha Opportunity Fund may invest in IPOs from time to time. IPO securities are subject to many of the same risks as investing in companies with smaller market capitalizations. A Fund’s investments in IPOs may make it subject to more erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs, which decrease the value of investments and may result in additional taxable gains for a Fund and adversely affect a Fund’s performance. A Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.
Equity-Linked Securities—The Funds may invest in equity-linked securities which are primarily used as an alternative means to access the securities markets of emerging market countries more efficiently and effectively. Equity-linked securities may also be known as participation notes, equity swaps, and zero strike calls and warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. A Fund deposits an amount of cash with its custodian (or broker, if legally permitted) in an amount near or equal to the selling price of the underlying security in exchange for an equity-linked security. Upon sale, the Fund receives cash from the broker or custodian equal to the current value of the underlying security. Aside from market risk of the underlying security, there is the risk that the issuer of an equity-linked security may default on its obligation under the security. In addition, while the Fund will seek to enter into such transactions only with parties that are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund’s ability to enter into other transactions at a time when doing so might be advantageous.
Foreign Investment Risks—Investment in foreign securities involves risks and considerations in addition to the risks inherent in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are these issuers usually subject to the SEC’s reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, typically have substantially less volume than U.S. securities markets, and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable U.S. companies. Various trading risks are greater for foreign securities because foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States The customary settlement time for foreign securities may be longer than the customary settlement time for U.S. securities. A Fund’s income and gains from foreign investments may be subject to non-U.S. withholding or other taxes, thereby reducing the Fund’s income and gains on such investments. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation or other adverse governmental action, limitations on the removal of funds or other assets of the Fund, political or social instability, diplomatic and other developments that could affect the investments of the Fund in those countries, including the imposition of economic sanctions. Moreover, individual foreign economies differ from the U.S. economy in such respects, among others, as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

Below is a more detailed summary of certain key risks associated with foreign investments and investments in certain foreign countries. Although a specific country or region may not discussed below, a Fund may invest in or otherwise have exposure to such country or companies organized or operating in such country.
Adverse Market Characteristics. Securities of many foreign issuers may be less liquid and their prices may be more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to commissions or other fees that generally are higher than negotiated commissions or other fees on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions, such as delays in settlement that could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon, or cause other portfolio management or trading challenges. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. In addition, foreign securities may be subject to certain trading blockages that may prevent a Fund from trading in a foreign issuer’s securities a period of time.
Australia. Australia’s agriculture and mining sectors account for a significant portion of its economy, making its economy-and in turn, a Fund’s investments in Australian issuers-particularly susceptible to adverse changes in these sectors. In addition, Australia’s economy is heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Asian nations and other regions or specific countries may affect the value of a Fund’s investments in Australian issuers. Australia is also prone to natural disasters such as floods, droughts and fires, and a Fund’s investments in Australia may be more likely to be affected by such events than its investments in other geographic regions.
Brady Bonds. The Funds may invest in “Brady Bonds,” which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.
U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.
Canada. Investments in Canadian companies, or companies with significant operations in Canada, are subject to the risks associated with the Canadian economy and financial markets, in particular, adverse developments in international trade agreements and fluctuations in prices of certain commodities. The economic and financial integration of the United States, Canada, and Mexico through trade agreements has made, and will likely continue to make, the Canadian economy and financial market more sensitive to North American trade patterns and economic developments. As a result, the Canadian economy and financial markets are significantly impacted by economic, financial and other developments affecting the United States, which is Canada’s largest trading partner and foreign investor, and the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and Mexico and, for certain trade agreements, European Union countries and China. Further, a reduction in spending on Canadian products and services or the withdrawal from, or renegotiation of, key trade agreements would likely adversely impact the Canadian economy or investments in Canadian companies. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and, as a result, the Canadian economy and financial markets are particularly susceptible to fluctuations in certain commodity markets, such as natural resources (e.g., forest products), both domestically and internationally.
Costs. Certain expenses of Funds investing in foreign securities are typically greater than those of funds investing in solely domestic securities because, among other things, such Funds may pay a higher overall cost to maintain the custody of foreign securities.

Currency Fluctuations. Because certain Funds, under normal circumstances, may invest substantial portions of their total assets in the securities of foreign issuers that are denominated (or pay dividends) in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of the Fund’s investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. In addition, derivative instruments that provide exposure to foreign currencies may also be adversely affected in these circumstances.
The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the global economy. In addition, currency rates may fluctuate significantly over short periods of time for a number of reasons, including: changes in interest rates, sovereign debt levels and trade deficits; domestic and foreign inflation and interest rates and investors’ expectations concerning those rates; currency exchange rates; investment and trading activities of other funds, including hedge funds and currency funds; global or regional political, economic or financial events and situations; and the imposition of currency controls or tax developments in the United States or abroad. Foreign governments may from time to time take actions with respect to their currencies that could significantly affect the value of a Fund’s investments denominated in such currencies or the liquidity of such investments.
Although the Funds value their assets daily in terms of U.S. dollars, the Funds do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and will bear the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.
Eastern Europe. Social, political, economic and other developments in Eastern Europe and Russia could have long-term potential consequences for investments in this region, which could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative. Political and economic reforms have not yet established a definite trend away from centrally-planned economies and state-owned industries. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience trading securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition that does not recognize private property rights. In addition, these countries may have national policies that restrict investments in companies deemed sensitive to the country’s national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of a Fund’s assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act, and exemptive relief from the 1940 Act may be required. As a result, there are significant risks and uncertainties to investment in Eastern Europe and Russia.
The United States and other countries have imposed sanctions against Russia. In addition, if the United States or other countries impose additional sanctions against Russia or a country in Eastern Europe, or any sectors therein, certain Fund investments in a country or sector subject to sanctions could potentially be limited or face certain liquidity challenges. Sanctions could prohibit a Fund from investing in securities issued by companies subject to such sanctions. Sanctions could also require that a Fund freeze its existing investments in these companies, which would prohibit the Fund from selling or transacting in these investments.
Emerging Markets. Certain Funds may invest in debt and equity securities in emerging markets. Investing in securities in emerging countries generally entails greater risks of loss or inability to achieve the Fund’s investment objective than investing in securities in developed countries. Securities issued by governments or issuers in emerging market countries are more likely to have greater exposure to the risks of investing in foreign securities. These risks are elevated under current conditions and include: (1) less social, political and economic stability; (2) the small size of the markets for such securities, limited access to investments in the event of market closures (including due to local holidays) and the low or nonexistent volume of trading, which result in a lack of liquidity, greater price volatility, and higher risk of failed trades or other trading issues; (3) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; (5) inflation and rapid fluctuations in interest rates; (6) currency devaluations; (7) dependence on a few key trading partners; and (8) the absence of developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to a Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Sovereign debt of emerging countries may be in default or present a greater risk of default, the risk of which is heightened given the current conditions. These risks are heightened for investments in frontier markets.
Each Investment Manager has broad discretion to identify countries that it considers to qualify as “emerging markets.” In determining whether a country is an emerging market, the Investment Manager may take into account specific or general factors that the Investment Manager deems to be relevant, including interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances and/or legal, social and political developments, as well as whether the country is considered to be emerging or developing by supranational organizations such as the World Bank, the United Nations, or other similar entities. Emerging market countries generally will include countries with low gross national product per capita and the potential for rapid economic growth and are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.
Europe. The European Union (“EU”) is an intergovernmental and supranational organization comprised of most Western European countries and an increasing number of Eastern European countries (each such country, a “Member State”). The EU aims to establish and administer a single market among Member States-consisting of a common trade policy and a single currency-and Member States established the European Economic and Monetary Union (“EMU”) in pursuit of this goal. The EMU sets forth certain policies intended to increase economic coordination and monetary cooperation. Many Member States have adopted the EMU’s euro as their currency and other Member States are generally expected to adopt the euro in the future. When a Member State adopts the euro as its currency, the Member State cedes its authority to control monetary policy to the European Central Bank.
Member States face a number of challenges, including, but not limited to: tight fiscal and monetary controls, complications that result from adjustment to a new currency; the absence of exchange rate flexibility; and the loss of economic sovereignty. Unemployment in some European countries has been historically higher than in the United States, potentially exposing investors to political risk. These types of challenges may affect the value of a Fund’s investments.
In addition, changes to the value of the euro against the U.S. dollar could also affect the value of a Fund’s investments. Investing in euro-denominated securities or securities denominated in other European currencies entails risk of exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. It is possible that the euro could be abandoned in the future by those countries that have adopted it and the effects of such abandonment on individual countries and the EMU as a whole are uncertain, but could be negative. Any change in the exchange rate between the euro and the U.S. dollar can have a positive or negative effect upon valuation, and thus upon profits.
A Fund’s Europe-linked investments are subject to considerable uncertainty and risk. In recent years, many European countries and banking and financial sectors have experienced significant financial and economic challenges. In addition, some European countries, including Greece, Ireland, Italy, Portugal and Spain, in which a Fund may invest, may be dependent on assistance from other governments or international organizations. Such assistance may be subject to a country’s successful implementation of certain reforms. An insufficient level of assistance (whether triggered by a failure to implement reforms or by any other factor) could cause an economic downturn and affect the value of a Fund’s investments.
Certain European countries have experienced significant governmental debt levels and, for some countries, the ability to repay their debt may be in question, and the possibility of default may be heightened, any of which could affect their ability to borrow in the future. A default or debt restructuring of any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located outside the country defaulting or restructuring. Furthermore, there is the risk of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and cause other countries in the region to default as well.

Significant risks, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses, and doubts about the sustainability of the EMU continue to present economic and financial challenges in Europe. These countries will likely need to make further economic and political decisions in order to restore sustainable economic growth and fiscal policy. While many initiatives intended to strengthen regulation and supervision of financial markets in the EU have been instituted, greater regulation may occur.
The EU currently faces major issues involving its membership, structure, procedures, and policies, including: the adoption, abandonment, or adjustment of the constitutional treaty; the EU’s expansion to the south and east; and resolution of the EU’s fiscal and democratic accountability problems. As Member States unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. One or more Member States might exit the EU, placing its currency and banking system in jeopardy. In connection with these uncertainties, currencies have become more volatile, subjecting a Fund’s investments to additional risks.
Brexit. In a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as "Brexit"). On January 31, 2020, the United Kingdom officially withdrew from the EU. The United Kingdom and the EU signed a trade agreement on December 30, 2020, which remains subject to approval by the EU Parliament. The agreement, if approved, would leave many aspects of the current United Kingdom-EU trade relationship in place subject to further negotiation. Notwithstanding this agreement, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and the framework will likely continue to develop as the United Kingdom continues to negotiate different aspects of the trading arrangement. Throughout the withdrawal process and afterward, the impact on the United Kingdom and Economic and Monetary Union and the broader global economy is unknown but could be significant and could result in increased uncertainty, volatility and illiquidity and potentially lower economic growth. It is not possible to anticipate the long-term impact to the economic, legal, political, regulatory and social framework that will result from any agreements between the United Kingdom and the EU. The political divisions surrounding Brexit within the United Kingdom, as well as those between the United Kingdom and the EU, may also have a destabilizing impact on the economy and currency of the United Kingdom and the EU. Any further exits from member states of the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any or all of these challenges may affect the value of a Fund’s investments that are economically tied to the United Kingdom or the EU, and could have an adverse impact on the Funds’ performance. Additionally, the willingness or ability of financial and other counterparties to enter into transactions with the Fund or otherwise may be affected by the United Kingdom’s withdrawal.
Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. These restrictions may, at times, limit or preclude investment in certain countries and may increase the costs and expenses of a Fund.
Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally subject to less stringent and uniform accounting, auditing and financial reporting standards, practices and requirements than those applicable to U.S. companies. In addition, foreign investments are subject to various operational and settlement risks, including failures or defects of the settlement system, improper recordkeeping, and other issues that may adversely affect a Fund’s investments. Foreign companies and financial markets may also be subject to government involvement and control, which may adversely affect a Fund’s investments.
Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions may at times limit or preclude investment in certain countries and may increase the costs and expenses of a Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries, such as requirements for prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which a Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. These restrictions may make investing in these countries less desirable or undesirable.
Japan. Though Japan is one of the world’s largest economic powers, a Fund’s investments in Japan are subject to special risks. Japan’s population is aging and shrinking, increasing the cost of Japan’s pension and public welfare system, lowering domestic demand, and making the country more dependent on exports to sustain its economy. The economic conditions of Japan’s trading partners may therefore affect the value of a Fund’s Japan-linked investments. Currency fluctuations may also significantly affect Japan’s economy. Japan is also prone to natural disasters such as earthquakes and tsunamis, and a Fund’s investments in Japan may be more likely to be affected by such events than its investments in other geographic regions.
Market Characteristics. Foreign securities may be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located. Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the United States, and foreign stock markets usually have substantially less volume than U.S. markets. As a result, a Fund’s portfolio securities may be less liquid and more volatile than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable domestic securities, and such levels may not be sustainable. Commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States. Moreover, securities trading practices in foreign countries may offer fewer protections for investors such as the Funds and the settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States or less frequent settlement than in the United States. In addition, it is generally more difficult to obtain and enforce legal judgments against foreign issuers than against domestic issuers.
Natural Disasters. Natural disasters, public health emergencies (including pandemics and epidemics) and other global events of force majeure can negatively affect the Fund’s investments. Such events can cause unemployment and economic downturns within an industry or a geographic region in which a Fund invests. They can also directly disrupt the operations, cash flows and overall financial condition of a company in which a Fund invests.
Non-Uniform Corporate Disclosure Standards and Governmental Regulation. Non-U.S. companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Foreign securities held by the Funds in many cases will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC’s reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to accurately reflect the financial situation of the issuer, the Investment Manager will take steps it deems appropriate to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management, and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.
Non-U.S. Withholding Taxes. A Fund’s investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing the Fund’s investment income and gains on such investments.
Other. With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, international trade patterns, imposition or modification of foreign currency or foreign investment controls, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic or other developments, conditions or events (such as civil unrest, hostile relations, military conflicts, war and terrorism) that could affect investments in those countries.
Political, Economic and Other Risks. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, seizure, confiscation of companies or assets, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, seizure, nationalization or other confiscation by any country, a Fund could lose its entire investment in the country.
Certain foreign markets may rely heavily on particular industries or foreign capital, making these markets more vulnerable to diplomatic developments, the imposition of economic sanctions against particular countries or industries, trade barriers, and other protectionist or retaliatory measures.
As a result of any investments in non-U.S. companies, a Fund would be subject to the political and economic risks associated with investments in emerging markets. Changes in the leadership or policies of the governments of emerging market countries or in the leadership or policies of any other government that exercises a significant influence over those countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities that may currently exist.
Upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property represented by the securities purchased by a Fund. The claims of property owners against those governments were never settled. There can be no assurance that any property represented by securities purchased by a Fund will not also be expropriated, nationalized, seized or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion or all of its investments in such countries. A Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.
Certain countries in which a Fund may invest may have vocal factions that advocate radical or revolutionary philosophies or support independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund’s investment in those countries.
Political and economic developments, or adverse investor perceptions of such developments, may affect a Fund’s foreign holdings or exposures and may cause the Fund’s investments to become less liquid.
China. Reduction in spending on Chinese products and services, institution of tariffs, sanction by governmental entities or other trade barriers or a downturn in any of the economies of China's key trading partners may have an adverse impact on the Chinese economy or investments in Chinese issuers. The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed tariffs on the other country’s products. In addition, some U.S. politicians have sought to limit certain U.S. investors from investing in Chinese companies. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Also, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers.
Singapore and Hong Kong. Although the economies of Singapore and Hong Kong have experienced growth and development, they have also been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, reliance on exports and economic cycles. These factors may affect the value of a Fund’s investments. In addition, these economies are heavily dependent on international trade, meaning the economic conditions of trading partners such as the United States, Japan, China, and certain European countries may also affect the value of a Fund’s investments. During recent periods, the region’s exports and foreign investments experienced significant difficulties. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the Chinese government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between China and Hong Kong may present a risk to a Fund’s investment in Hong Kong.
Sovereign and Supranational Obligations. Certain Funds may invest in sovereign debt securities, which are debt securities issued or guaranteed by foreign governmental entities, such as foreign government debt or foreign treasury bills. Investments in sovereign debt securities involve special risks in addition to those risks usually associated with investments in debt securities, including risks associated with economic or political uncertainty and the risk that the governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due. Certain Funds may also invest in securities or other obligations issued or backed by supranational organizations, which are international organizations that are designated or supported by government entities or banking institutions typically to promote economic reconstruction or development. These obligations are subject to the risk that the government(s) on whose support the organization depends may be unable or unwilling to provide the necessary support. With respect to both sovereign and supranational obligations, a Fund may have little recourse against the foreign government or supranational organization that issues or backs the obligation in the event of default. These obligations may be denominated in foreign currencies and the prices of these obligations may be more volatile than corporate debt obligations.
Sovereign debt instruments in which the Funds invest may involve great risk and may be deemed to be the equivalent in terms of credit quality to securities rated below investment grade by Moody’s and S&P. Some governmental entities depend on disbursements from foreign governments, multilateral agencies, and international organizations to reduce principal and interest arrearages on their debt obligations. The commitment on the part of these governments, agencies, and others to make such disbursements are often conditioned on a governmental entity’s implementation of economic or other reforms and/or economic performance and the timely service of the governmental entity’s obligations. Failure to implement such reforms, achieve such levels of economic performance, or repay principal or interest when due may result in the cancellation of the commitments to lend funds or other aid to the governmental entity, which may further impair the governmental entity’s ability or willingness to service its debts in a timely manner. Some of the countries in which a Fund may invest have encountered difficulties in servicing their sovereign debt obligations and have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, which may result in costs to the holders of the sovereign debt. Consequently, a government obligor may default on its obligations and/or the values of its obligations may decline significantly, which would adversely affect a Fund’s investments.
Futures, Options and Other Derivative Transactions—
Futures and Options on Futures. A Fund may invest in futures and options on futures contracts (i) to attempt to gain exposure to a particular market, index or instrument; (ii) to attempt to offset changes in the value of securities held or expected to be acquired or be disposed of; (iii) to attempt to minimize fluctuations in foreign currencies; (iv) for hedging purposes; or (v) for other risk management purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.
An option on a futures contract gives the purchaser the right, but not the obligation, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures contracts are traded on national futures exchanges regulated by the CFTC, which reduces the risk that a Fund will be unable to close out a futures contract or option on a futures contract. To the extent a Fund, other than Alpha Opportunity Fund, Macro Opportunities Fund, Style Plus—Large Core Fund and Style Plus—Mid Growth Fund, uses futures and/or options on futures, it would do so in accordance with Rule 4.5 under the CEA, unless otherwise disclosed.
Each Fund may buy and sell index futures contracts with respect to any index traded on a recognized exchange or board of trade. An index futures contract is an agreement pursuant to which the Fund may agree to take or make a cash payment on an index value. No physical delivery of the securities comprising the index is made. Instead, settlement in cash generally must occur daily and upon the termination of the contract. Generally, index futures contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, the Fund may earmark or segregate cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as initial margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly earmarks or segregates assets, the assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund. Such practices are intended to assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities, although there is no guarantee that they will function as intended. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
With respect to futures contracts that are not contractually required to “cash-settle,” a Fund usually must cover its open positions by earmarking or segregating on its records cash or liquid assets equal to the contract’s notional value. For futures contracts that are “cash-settled,” however, a Fund is permitted to earmark or segregate cash or liquid assets in an amount equal to the Fund’s next daily marked-to-market (net) obligation, if any (i.e., a Fund’s daily net liability) rather than the notional value. By earmarking or designating assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional value of such contracts.
Among other ways, each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will also earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract and that can be exercised on any date or that has the same exercise date as the expiration date of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based). Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract.
Among other ways, each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will earmark or segregate cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.
Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate ("LIBOR"). These contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked, or for other purposes.
There are significant risks associated with the Funds’ use of futures contracts and options on futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of an Investment Manager (or Sub-Adviser, if applicable) to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. Each Fund may purchase and write (sell) put and call options on securities, stock indices and currencies listed on national securities exchanges or traded in the OTC market for the purpose of realizing each Fund’s investment objective and except as restricted by a Fund’s investment restrictions. In addition, the Macro Opportunities Fund may also purchase or sell (write) put or call options (including those traded OTC) on precious metals (such as gold or silver), as described above. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period or on expiration, depending on the terms. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period or on expiration, depending on the terms. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.
A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or OTC markets) to manage its exposure to exchange rates.
Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.
Under current regulatory guidance, all options written on indices or securities must be covered. Often, if a Fund writes an option on a security, an index or a foreign currency, it will earmark or segregate cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein.
The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position prior to expiration, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.
Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Funds’ securities or by a decrease in the cost of acquisition of securities by the Fund.
A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in the securities’ market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.
Each Fund may purchase and write options on an exchange or OTC. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.
The Macro Opportunities Fund may also engage in long and short “straddles” and “strangles,” which each consist of a combination of both a put option and a call option purchased or written on the same underlying security, instrument or other asset. A straddle represents a put and call purchased or written on same underlying with the same exercise or strike price. In comparison, a strangle represents the same trade (i.e., a put and call purchased or written on same underlying) with a different exercise or strike price.
The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.
Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for all options and, in particular, for OTC options; (4) trading restrictions or limitations may be imposed by an exchange; (5) counterparty risk; and (6) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.
Forwards. A Fund may engage in forward contracts, including non-deliverable forwards. Non-deliverable forwards are forward contracts on foreign currencies that are cash settled and that do not involve delivery of the currency specified in the contract. A Fund typically will use non-deliverable forwards for hedging purposes, but may also use such instruments to increase income or investment gains. The use of forwards for hedging or to increase income or investment gains may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund’s returns. Forwards are subject to the risks associated with derivatives.
Growth Stocks—Growth stocks generally are priced higher than non-growth stocks in relation to the issuer’s earnings and other measures because investors believe they have greater growth potential. However, there is no guarantee that such an issuer will realize the anticipated growth potential. In addition, an investment in growth stocks also may be susceptible to rapid price swings, especially during periods of economic uncertainty or in response to adverse news about the condition of the issuer.
Guaranteed Investment Contracts (“GICs”)—Certain Funds may invest in GICs. When investing in GICs, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs generally will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.
Hybrid Instruments—Certain Funds may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (“underlying benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the underlying benchmark. An example of a hybrid instrument could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of the underlying benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the underlying benchmark. These underlying benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrid instruments also exposes the Funds to the credit risk of the issuer of the hybrid instrument. These risks may cause significant fluctuations in the NAV of the Funds.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these products may be subject to limits applicable to investments in investment companies and other restrictions contained in the 1940 Act.
Credit-Linked Notes. Each Fund may invest in credit-linked notes, which is a type of structured note. The difference between a credit default swap and a credit-linked note is that the seller of a credit-linked note receives the principal payment from the buyer at the time the contract is originated. Through the purchase of a credit-linked note, the buyer assumes the risk of the reference asset and funds its exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked note at an agreed-upon interest rate and a return of principal at the maturity date.
Credit-linked notes are subject to the credit risk of the corporate credits referenced by the note. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund’s principal investment would be reduced by the difference between the original face value of the reference security and the current value of the defaulted security. Credit-linked notes are typically privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit-linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked note.
Each Fund may also invest in credit-linked notes and credit risk transfer securities (which may be referred to as structured agency credit risk debt instruments) issued by government sponsored enterprises or related organizations, such as Fannie Mae and Freddie Mac, or a special purpose vehicle sponsored by these enterprises or organizations. Investments in these instruments are subject to the types of risks associated with mortgage and other asset-backed securities, and may be particularly sensitive to these risks as a result of the tranche of notes in which a Fund invests. In addition, these investments are unsecured and non-guaranteed notes whose principal payments are determined by the delinquency and principal payment performance of a reference pool, typically consisting of recently acquired single-family mortgages from a specified period, and are not backstopped by the federal government or obligations of the government sponsored enterprise. Where a special purpose vehicle issues the credit-linked note, it may enter into a credit default swap or similar instrument with the related government sponsored enterprise. Such a swap is subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Structured Notes. Certain Funds are permitted to invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note would default or become bankrupt which may result in the loss of principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.
In the case of structured notes on credit default swaps, a Fund would be subject to the credit risk of the corporate credit instruments underlying the credit default swaps. If one of the underlying corporate credit instruments defaults, the Fund may receive the security or credit instrument that has defaulted, or alternatively a cash settlement may occur wherein the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.
The market for structured notes may be, or suddenly can become, illiquid. Other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks. See “Swap Agreements” for a description of additional risks associated with credit default swaps.
Inflation-Protected Securities—Certain Funds may invest in inflation-protected securities (also called “inflation-indexed” or “inflation-linked” securities). Inflation protected securities are income-generating instruments intended to provide protection against inflation (i.e., an increase in the price of goods and services and, in effect, a reduction in the value of money) by, for example, paying an interest rate applied to inflation-adjusted principal. The interest and principal payments for these instruments are periodically adjusted for inflation (i.e., with inflation, the principal increases, and with deflation, it decreases). Inflation-linked securities are issued by governments, including foreign governments, their agencies or instrumentalities and corporations. For example, TIPS, or Treasury inflation-protected securities, are inflation-linked securities issued by the U.S. government. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index (“CPI”), and the interest rate is applied to such principal. Thus, the interest stream on a TIPS should rise as long as inflation continues to rise. When a TIPS matures, the investor is paid the adjusted principal or original principal, whichever is greater. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of your investment. Because of this inflation-adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon. There can be no assurance that the CPI or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Funds will be subject to deflation risk with respect to its investments in these securities. Additionally, the current market value of the securities is not guaranteed and will fluctuate. A Fund also may invest in other inflation related securities which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Inflation-protected bonds normally will decline in price when real interest rates rise. A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and rate of inflation is 2%, the real interest rate is 3%. If inflation is negative, the principal and income of an inflation-protected bond will decline and could result in losses. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
Investment in the Subsidiary—The Macro Opportunities Fund may invest a portion of its total assets in the Subsidiary. The Subsidiary may invest in commodity and financial futures, options, forward contracts, and swap contracts, fixed-income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions or investments that create tax concerns if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, but is subject to certain of the investor protections of the 1940 Act, as noted in this SAI. As a result, the Macro Opportunities Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. Although the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. Unless otherwise stated in the Prospectus or SAI, the Investment Manager will be subject to the same fundamental policies, investment restrictions, compliance policies and procedures when investing through the Subsidiary, as investing through the Fund. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized) could prevent the fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
In order to qualify for favorable tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income.
The Treasury Department issued final regulations that generally would treat the Fund's income inclusion with respect to the Subsidiary as qualifying income if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion or if the income is related to the Fund's business of investing in securities. The tax treatment of investments in commodities through the Subsidiary may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Investments by Investing Funds and Other Large Shareholders—Shares of a Fund are offered as an investment to certain other investment companies, large retirement plans, and other investors capable of purchasing a large percentage of Fund shares. A Fund may experience adverse effects when these large shareholders purchase or redeem a large percentage of Fund shares.
A Fund is subject to the risk that large share purchases may adversely affect the Fund's liquidity levels and performance to the extent that the Fund is forced to hold a large uninvested cash position or more liquid securities and is delayed in investing new cash. A Fund's performance may also be adversely affected by large redemptions of Fund shares to the extent the Fund is forced to sell portfolio securities at a disadvantageous price or time to meet the large redemption request. Additionally, because Fund costs and expenses are shared by remaining Fund investors, large redemptions relative to the size of a Fund will result in decreased economies of scale and increased costs and expenses for the Fund.
Large redemptions that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses. Furthermore, purchases or redemptions of a large number of Fund shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.
Lending of Portfolio Securities—For the purpose of realizing additional income, certain of the Funds may make secured loans of Fund securities. Securities loans are made to broker/dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities loaned, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral (or combination thereof) as may be permitted under its investment program. While the securities are being loaned, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower, although a portion can be payable to a collateral agent for certain services. When a Fund invests collateral, the Fund will bear the risk of loss, which depends on the nature and type of investment made with the collateral. Costs of underlying securities lending activities are not typically reflected in a Fund’s fee and expense ratios. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. During the most recent fiscal year, the Funds did not engage in any securities lending activities and therefore did not earn any income or incur any expenses related to securities lending.
Leverage—Certain Funds may use leverage. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders (and not by those persons providing the leverage to the Fund), the effect of leverage in a declining market would be a greater decrease in NAV than if the Fund were not so leveraged. Leveraging will create interest and other expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leveraging were not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the investment return of the Fund will be less than if leveraging were not used.
Under the 1940 Act, a Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Funds’ policy on borrowing is not intended to limit the ability to pledge assets to secure loans permitted under the Funds’ policies.
LIBOR Replacement—The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to interbank reference rates (for purposes of this section, referred to collectively as “LIBOR”), which function as a reference rate or benchmark for such investments, financings or other transactions. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of fund investments or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance.
On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. However subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that certain LIBORs may continue beyond 2021 and the most widely used LIBORs may continue until mid-2023. It is anticipated that LIBOR ultimately will be officially discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBORs with certain adjustments). There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. However, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known.
The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Although some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, others may not have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Instruments that include robust fallback provisions to facilitate the transition from LIBOR to an alternative reference rate may also include adjustments that do not adequately compensate the holder for the different characteristics of the alternative reference rate. The result may be that the fallback provision results in a value transfer from one party to the instrument to the counterparty. Additionally, because such provisions may differ across instruments (e.g., hedges versus cash positions hedged), LIBOR’s cessation may give rise to basis risk and render hedges less effective. As the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects and related adverse conditions could occur prior to the end of some LIBOR tenors in 2021 or the remaining LIBOR tenors in mid-2023. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments, notwithstanding significant efforts by the industry to develop robust LIBOR replacement clauses. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and the possible renegotiation of existing contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Fund investments may also be tied to other interbank offered rates and currencies, which also will face similar issues. In many cases, in the event that an instrument falls back to an alternative reference rate, including the Secured Overnight Financing Rate, the alternative reference rate will not perform the same as LIBOR because the alternative reference rates do not include a credit sensitive component in the calculation of the rate. The alternative reference rates are generally secured by U.S. treasury securities and will reflect the performance of the market for U.S. treasury securities and not the inter-bank lending markets. In the event of a credit crisis, floating rate instruments using alternative reference rates could therefore perform differently than those instruments using a rate indexed to the inter-bank lending market.
Certain classes of instruments invested in by a Fund may be more sensitive to LIBOR cessation than others. For example, certain asset classes such as floating rate notes may not contemplate a LIBOR cessation and/or might freeze a last-published or last-used LIBOR rate for all future payment dates upon a discontinuation of LIBOR. Also, for example, syndicated and other business loans tied to LIBOR may not provide a clear roadmap for LIBOR’s replacement, leaving any future adjustments to the determination of a quantum of lenders. Securitizations and other asset-backed transactions may experience disruption as a result of inconsistencies between when collateral assets shift from LIBOR and what rate those assets replace LIBOR with, on the one hand, and when the securitization notes shift from LIBOR and what rate the securitization notes replace LIBOR with.
Various pending legislation, including in the U.S. Congress and the New York state legislature, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments with no LIBOR transition language to an alternative reference rate selected by such agents. Those legislative proposals include safe harbors from liability, which may limit the recourse a Fund may have if the alternative reference rate does not fully compensate the Fund for the transition of an instrument from LIBOR. It is uncertain whether such legislative proposals will be signed into law.
These developments could negatively impact financial markets in general and present heightened risks, including with respect to a Fund’s investments. As a result of this uncertainty and developments relating to the transition process, a Fund and its investments may be adversely affected.
Liquidity and Valuation—Many factors may influence the price at which a Fund could sell an investment at a given time. Investments are subject to liquidity risk when they are difficult to purchase or sell under favorable conditions. Investments in certain securities or other assets, such as high-yield bonds, loans or those traded in OTC markets, may be particularly subject to liquidity risk. A Fund’s ability to sell an instrument may be negatively impacted as a result of various market events or circumstances, legal or regulatory changes or other governmental policies, or characteristics of the particular instrument. In addition, market participants attempting to sell the same or similar instruments at the same time as a Fund may increase the Fund’s exposure to liquidity risk. Investments in less liquid or illiquid investments may reduce the returns of a Fund because it may be unable to sell such investments at an advantageous time or price. Thus, a Fund may be forced to accept a lower sale price for the investments, sell other investments or forgo another more attractive investment opportunity. Subject to its investment strategies, a significant portion of a Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. However, liquid investments purchased by a Fund may subsequently become less liquid or illiquid, and harder to value.
Pursuant to Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. As required by the Liquidity Rule, the Trust has implemented a written liquidity risk management program and related procedures (“Liquidity Program”) that are reasonably designed to assess and manage the Fund’s “liquidity risk” (defined in the Liquidity Rule as the risk that a Fund could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Fund). Consistent with the Liquidity Rule, among other things, the Liquidity Program provides for classification of each portfolio investment of a Fund into one of four liquidity categories (including “illiquid investments,” discussed above). These liquidity classifications are made after reasonable inquiry and taking into account, among other things, market, trading and investment-specific considerations deemed to be relevant to the liquidity classification of the Funds’ investments in accordance with the Liquidity Program. Liquidity classifications under the Liquidity Program also reflect consideration of whether trading varying portions of a position, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect the position’s liquidity, and if so, that fact is taken into account when classifying the investment’s liquidity.
In addition, applicable regulatory guidance and interpretations provide examples of factors that may be taken into account in determining a particular instrument’s classification as illiquid or as one of the other liquidity categories defined under Rule 22e-4. For example, certain loans may not be readily marketable and/or may be subject to restrictions on resale or assignments. Consequently, the Funds may determine that it is reasonable to expect that such a loan cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. To the extent that the Funds invest in such loans, they may be subject to increased liquidity and valuation risks. As the market develops, the liquidity of these instruments could improve. Accordingly, loans for which there is no readily available market may be classified as illiquid investments but, at the same time, other loans may be classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations (such as trading in the loans among specialized financial institutions). In addition, certain CLOs/CDOs (as described above) may be classified as illiquid investments, depending upon the assessment of relevant market, trading and investment-specific considerations under the Liquidity Program. However, an active dealer market or other relevant measure of liquidity may exist for certain CLOs/CDOs, which may result in such instruments being classified as other than illiquid investments under the Liquidity Program based on relevant market, trading and investment-specific considerations.
At times, market quotations may not be readily available and the Funds may be unable to obtain prices or other reliable information from third-parties to support valuation. In these circumstances, it may be difficult for a Fund to accurately value certain investments and the Fund may need to value investments using fair value methodologies. There are multiple methods to establish fair value and different methods or other factors may lead to different fair values. As a result, the price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly during periods of market turmoil or volatility or for securities that are thinly traded, including under current conditions, or valued using a fair value methodology or information provided by third-party pricing services. Thus, a Fund may realize a loss or gain that is greater than expected upon the sale of the security. Fair valued securities may be subject to greater fluctuations than securities valued based on readily available market quotations. Some securities, while not technically fair valued, may nevertheless be difficult to value and rely on limited and difficult to assess inputs and market data.
Loans—A Fund may invest in loans directly or through participations or assignments. A Fund may acquire a loan interest directly by acting as a member of the original lending syndicate or direct lender in other direct lending opportunities. A Fund may also acquire some or all of the interest in a loan originated by a bank or other financial institution through an assignment or a participation in the loan. Loans may include syndicated bank loans, senior floating rate loans (“senior loans”), secured and unsecured loans, second lien, subordinated or more junior loans (“junior loans”), bridge loans and unfunded commitments. Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“borrowers”) and one or more financial institutions and other lenders (“lenders”). Investments in, or exposure to, loans that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants or other financial protections than certain other types of loans or other similar debt obligations subject a Fund to the risks of "Covenant-Lite Obligations" discussed above.
Typically, loans are made by a syndicate of commercial and investment banks and other financial institutions that are represented by an agent bank or similar party. The agent bank is responsible for acting on behalf of the group of lenders and structuring the loan, administering the loan, negotiating on behalf of the syndicate, and collecting and disbursing payments on the loan. The agent also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral. In a syndicated loan, each of the lending institutions, which may include the agent, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Unless, under the terms of the loan, a Fund has direct recourse against the borrower, a Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a borrower. Because the agent is acting on behalf of multiple lenders in the syndicate, a Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent following an instruction from other creditors holding interests in the same loan.
Participation interests are interests issued by a lender, which represent a fractional interest in a loan that continues to be directly owned by the issuing lender. A Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents a portion of a loan previously owned by a different lender. Unlike a participation interest, a Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. If a Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lenders as if it was a direct lender. If a Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller or issuer of the participation interest, but not with the borrower. Consequently, a Fund can be subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when a Fund invests in syndicated bank loans through the purchase of participation interests, the Investment Manager must consider the creditworthiness of the agent and any lenders and participants interposed between the Fund and a borrower.
Purchases of loans in the primary or secondary markets may take place at, above, or below the par value of the loans. Purchases above par will effectively reduce the amount of interest being received by a Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount.
Secondary trades of senior loans may have extended settlement periods. Settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is often subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
In addition, although the resale, or secondary, market for loans is currently growing, it is currently limited and it may become more limited or more difficult to access and such changes may be sudden or unpredictable. For example, there is no organized exchange or board of trade on which loans are traded, and loans often trade in large denominations (typically $1 million and higher) and trades can be infrequent. As a result, a Fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan, usually until the loan is assigned ("elevated") to the buyer. In that case, the Fund would remain subject to certain obligations, which may result in expenses for the Fund and certain additional risks. A Fund may also seek to dispose of loans by engaging in transactions in alternative trading venues (such as dark pools) or accessing other available channels. There is no guarantee that such alternatives will be available at any time for a particular loan investment. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and a Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund.
A loan may be secured by collateral that, at the time of origination, has a fair market value equivalent to the amount of the loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Fund’s investment. Also, collateral may be difficult to hold and sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, a Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including working capital assets or intangible assets. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan.
In the process of buying, selling and holding loans, a Fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A Fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A Fund may receive a commitment fee throughout the life of the loan or as long as the Fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the Fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Related legal fees may also be borne by the Fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
Should a loan in which a Fund is invested be foreclosed on, the Fund may become owner of the collateral and will be responsible for any costs and liabilities associated with owning the collateral. If the collateral includes a pledge of equity interests in the borrower by its owners, the Fund may become the owner of equity in the borrower and may be responsible for the borrower's business operations and/or assets. The applicability of the securities laws is subject to court interpretation of the nature of the loan and its characterization as a security. Accordingly, a Fund cannot be certain of any protections it may be afforded under the securities or other laws against fraud or misrepresentation by the borrower, assignor or seller of participations.
Loans are subject to the risks associated with other debt obligations, including: interest rate risk, credit risk, market risk, liquidity risk, counterparty risk and risks associated with high yield securities, which are heightened under current conditions. Many loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information with respect to loans will generally be less extensive than that available for registered or exchange-listed securities. A Fund will make an investment in a loan only after the Investment Manager determines that the investment is suitable for the Fund based on an independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the borrower will meet its obligations is acceptable.
A Fund may be unable to enforce its rights (or certain other provisions of loan agreements or other documents) relating to a loan under applicable state law, judicial decisions or for other reasons. For example, uncertainty exists with respect to a Fund’s ability to enforce the terms of certain bank-originated loans that the Fund may purchase. Based on concepts of federal preemption, bank loans generally are subject to the usury laws applicable in the state where the lending bank is located rather than the state where the borrower is located. Recent court decisions have called into question whether the benefits of federal preemption will be available to non-bank purchasers of loans originated by banks. If federal preemption is not available to loans acquired by the Fund from banks, the loans may be subject to more restrictive limits on interest rates or rendered unenforceable by the Fund. To the extent a Fund is unable to enforce its rights with respect to a loan, the Fund may be adversely affected. A Fund may also gain exposure to loans through investment in structured finance vehicles, which could face similar challenges in enforcing the terms of loans and any such challenges could adversely affect the Fund.
In addition, the Funds may have arrangements with loan, administrative and similar agents under which they provide recordkeeping or other services (such as interest payment services) with respect to loan positions and loan documentation. These services may be subject to risks of, among other things, fraud, computational errors, cyber-attacks, delays, or if these agents become subject to a bankruptcy or insolvency proceeding. The Funds are also subject to the risk of loss caused by inadequate procedures and controls, human error and system failures by these agents. All these risks may affect the Funds, the Funds’ investments and the Funds’ investment performance.
Additional Information Concerning Bridge Loans. Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by a borrower following the failure of the borrower to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the borrower to refinance as quickly as possible. In exchange for entering into a bridge loan, a Fund typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the borrower. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Additional Information Concerning Junior Loans. Junior loans include secured and unsecured loans, such as subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans are generally second or further in line in terms of repayment priority and priority with respect to an exercise of remedies. In addition, junior loans may have a claim on the same collateral pool as the first lien or other more senior liens, or may be secured by a separate set of assets. Junior secured loans generally give investors priority over general unsecured creditors and stockholders in the event of an asset sale.
Additional Information Concerning Revolving Credit Facilities. Revolving credit facilities (“revolvers”) are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolver. Revolvers usually provide for floating or variable rates of interest.
Revolvers may expose a lender to credit and liquidity risk. Revolvers have the effect of requiring a lender to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Revolvers may be subject to restrictions on transfer, including restrictions that are more burdensome than transfer restrictions that apply to non-revolving loans, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.
When a Fund has a contractual obligation to lend money on short notice (under a bridge loan or unfunded commitment, for example), it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.
Additional Information Concerning Syndicated Bank Loans and Other Senior Loans. Syndicated bank loans and other senior loans are usually secured by liens on the assets of the borrower. Their seniority can vary.
Additional Information Concerning Unfunded Commitments. Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity and may not be reborrowed. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Fund to risks that are similar to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.
Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.
Management—The Funds are subject to management risk because they are actively managed investment portfolios. The Investment Managers (or Sub-Adviser, if applicable) and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results. Furthermore, active and frequent trading will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and as a result, may lower the Fund’s performance and have a negative tax impact. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Managers and each individual portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives.
Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of investments or matured, traded or called debt securities. For example, during periods of declining interest rates, an issuer of debt securities held by a Fund may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund’s shares.
Master Limited Partnerships—The Diversified Income Fund may invest in or be exposed to master limited partnerships (“MLPs”), which are formed as limited partnerships or limited liability companies under state law and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs (typically general partner and limited partner interests) are publicly traded and listed and traded on a U.S. securities exchange. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors, as well as the tax character of those distributions or dividends.
MLPs are subject to various risks related to the underlying operating companies they control. For example, MLPs are subject to risks and may be adversely affected by a variety of events, including, but not limited to: fluctuations in the prices of commodities; the highly cyclical nature of the energy sector, which may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest; extreme weather conditions that could result in substantial damage to the facilities of certain MLPs; and significant volatility in the supply of natural resources, energy assets, commodity prices and the earnings of such companies, which could adversely affect their securities. A significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities, which could adversely affect the revenues and cash flows of MLPs. MLPs also may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies and risks associated with changing foreign, federal, state and local regulations. There is an inherent risk that MLPs may incur environmental costs and liabilities because of the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance. An MLP may be dependent on its parent(s) or sponsor(s) for a majority of its revenues and any failure by the parent(s) or sponsor(s) to satisfy payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. The terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.
As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In an MLP, the general partner (which may be structured as a private or publicly-traded corporation or other entity) manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.
Moreover, because the partnership units or limited liability interests of MLPs are listed and traded on a U.S. securities exchange, MLPs need to be operate in such a manner so as to be treated as partnerships for U.S. tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the "Code"), including energy infrastructure assets and natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income taxes.

However, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate-level tax and tax on corporate dividends). The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes. Under 2017 tax legislation, individuals with taxable income from a direct interest in an MLP will be entitled to a 20% deduction with respect to such income. Currently, there is not a statutory or regulatory mechanism for the Fund to pass through such a deduction to its shareholders.
Mortgage-Backed Securities and Collateralized Mortgage Obligations—The Funds may invest in any level of the capital structure of MBS, which are securities that represent an interest in a pool of underlying mortgage loans. MBS, including mortgage pass-through securities and CMOs, include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), or the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; securities issued by private issuers that represent an interest in or are collateralized by mortgage loans; and reperforming/non-performing loans, reperforming/non-performing loan securitizations, and resecuritizations of existing MBS and/or ABS ("Re-REMICS"). Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect a Fund’s NAV. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility. A decline of housing values may cause delinquencies in the mortgages (especially sub-prime or non-prime mortgages) underlying MBS and thereby adversely affect the ability of the MBS issuer to make principal and interest payments to MBS holders. These risks are elevated given the current distressed economic, market, public health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage and rent payments and other economic matters.
MBS include commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”). Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage. The value of both CMBS and RMBS, like all MBS, depends on national, state and local conditions. RMBS are subject to credit risks arising from delinquencies and defaults on underlying mortgage loans by borrowers and breaches of underlying loan documentation by loan originators and servicers. CMBS are subject to credit risks because they tend to involve relatively large underlying mortgage loans and the repayment of commercial mortgages depends on the successful operation of, and cash flows from, mortgaged properties. The risks associated with CMBS include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, government mandated closures of retail spaces (such as the closures during the current economic and public health crisis), increases in interest rates, real estate tax rates and other operating expenses, changes in governmental rules, regulations and fiscal policies, and the ability of a property to attract and retain tenants. CMBS depend on cash flows generated by underlying commercial real estate loans, receivables, and other assets, and can be significantly affected by changes in market and economic conditions, the availability of information regarding the underlying assets and their structures, and the creditworthiness of the borrowers or tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS issued by private issuers may offer higher yields than CMBS issued by government issuers, but also may be subject to greater volatility than CMBS issued by government issuers. In addition, the CMBS market in recent years has experienced substantially lower valuations and greatly reduced liquidity, and current economic and market conditions suggest that this trend for CMBS may continue. CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. There can be no assurance that the subordination will be sufficient on any date to offset all losses or expenses incurred by the underlying trust.

A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder.
CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments. Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. CMOs are subject to principal prepayments on the underlying mortgages and thus, may be retired earlier than scheduled. CMOs are also subject to cash flow uncertainty and price volatility.
Certain Funds may invest in securities known as “inverse floating obligations,” “residual interest bonds,” and “interest-only” ("IO") and “principal-only” ("PO") bonds, the market values of which will generally be more volatile than the market values of most MBS due to the fact that such instruments are more sensitive to interest rate changes and to the rate of principal prepayments than are most other MBS. An inverse floating obligation is a derivative adjustable rate security with interest rates that adjust or vary inversely to changes in market interest rates and, as a result, these may be leveraged and cause increased volatility and interest rate sensitivity. The term “residual interest” bond is used generally to describe those instruments in collateral pools, such as CMOs, which receive any excess cash flow generated by the pool once all other bondholders and expenses have been paid. IOs and POs are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives interest-only payments and the other class principal-only payments. MBS have been referred to as “derivatives” because the performance of MBS is dependent upon and derived from underlying securities. Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. Each Fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments and the secondary market for these instruments may be limited and volatile. A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that a Fund’s investment in CMOs, IOs, or POs will be successful, and a Fund’s total return could be adversely affected as a result. These securities are subject to high degrees of credit, valuation and liquidity risks.
CMOs may be issued in a variety of classes, and the Funds may invest in several CMO classes, including, but not limited to Floaters, Planned Amortization Classes (“PACs”), Scheduled Classes (“SCHs”), Sequential Pay Classes (“SEQs”), Support Classes (“SUPs”), Target Amortization Classes (“TACs”) and Accrual Classes (“Z Classes”). CMO classes vary in the rate and time at which they receive principal and interest payments. SEQs, also called plain vanilla, clean pay, or current pay classes, sequentially receive principal payments from underlying mortgage securities when the principal on a previous class has been completely paid off. During the months prior to their receipt of principal payments, SEQs receive interest payments at the coupon rate on their principal. PACs are designed to produce a stable cash flow of principal payments over a predetermined period of time. PACs guard against a certain level of prepayment risk by distributing prepayments to SUPs, also called companion classes. TACs pay a targeted principal payment schedule, as long as prepayments are not made at a rate slower than an expected constant prepayment speed. If prepayments increase, the excess over the target is paid to SUPs. SEQs may have a less stable cash flow than PACs and TACs and, consequently, have a greater potential yield. PACs generally pay a lower yield than TACs because of PACs’ lower risk. Because SUPs are directly affected by the rate of prepayment of underlying mortgages, SUPs may experience volatile cash flow behavior. When prepayment speeds fluctuate, the average life of a SUP will vary. SUPs, therefore, are priced at a higher yield than less volatile classes of CMOs. Z Classes do not receive payments, including interest payments, until certain other classes are paid off. At that time, the Z Class begins to receive the accumulated interest and principal payments. A Floater has a coupon rate that adjusts periodically (usually monthly) by adding a spread to a benchmark index subject to a lifetime maximum cap. The yield of a Floater is sensitive to prepayment rates and the level of the benchmark index.

Investment in MBS poses several risks, including prepayment, market and credit risks. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages, and a Fund may invest in CMOs which are subject to greater risk of prepayment, as discussed above. Market risk reflects the chance that the price of the security may fluctuate over time. The price of MBS may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBS, and if a Fund is invested in such securities and wishes to sell them, it may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. Credit risk reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality. Although securities issued by U.S. government-related agencies are guaranteed by the U.S. government, its agencies or instrumentalities, shares of the Funds are not so guaranteed in any way.
Mortgage-related securities that are backed by pools of subprime mortgages are generally subject to a greater level of non-payment risk than mortgage-related securities that are not backed by pools of subprime mortgages. Subprime mortgages are loans made to borrowers with lower credit ratings and/or a shorter credit history and such borrowers are more likely to default on their obligations under the loan than more creditworthy borrowers. As a result, subprime mortgages underlying a mortgage-related security can experience a significant rate of non-payment. To the extent a Fund invests in mortgage-related securities backed by subprime mortgages, the Fund’s investment will be particularly susceptible to non-payment risk and the risks generally associated with investments in mortgage-related securities. Thus, the value of the Fund’s investment may be adversely affected by borrower non-payments, changes in interest rates, developments in the real estate market and other market and economic developments.
Historically, FHLMC and FNMA were agencies sponsored by the U.S. government that were supported only by the credit of the issuing agencies and not backed by the full faith and credit of the United States. In 2008, however, due to the declining value of FHLMC and FNMA securities and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, FHLMC and FNMA were placed into conservatorship by the Federal Housing Finance Agency. The effect that this conservatorship will have on FHLMC and FNMA and their guarantees remains uncertain. Although the U.S. government or its agencies provided financial support to FHLMC and FNMA, no assurance can be given that they will always provide support. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
The performance of private label MBS, issued by private institutions, is based on the financial health of those institutions. There is no guarantee that a Fund’s investment in MBS will be successful, and the Fund’s total return could be adversely affected as a result.
Municipal Bond Insurance—A Fund may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.
Even if a Municipal Bond is insured, it is still subject to market fluctuations, which can result in fluctuations in a Fund’s share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii)

nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.
Some of the Municipal Bonds outstanding are insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. If the Municipal Bond is not otherwise rated, the ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.
A Fund’s Investment Manager (or Sub-Adviser, if applicable) may decide to retain an insured Municipal Bond that is in default, or, in the view of the Investment Manager (or Sub-Adviser, if applicable), in significant risk of default. While a Fund holds a defaulted, insured Municipal Bond, the Fund collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.
Municipal Securities—
General Risks. A Fund may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Municipal Bonds in which a Fund invests may include those backed by state taxes and essential service revenues as well as health care and higher education issuers, among others, or be supported by dedicated revenue streams and/or statutory liens.
A Fund may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of the Fund’s shares to be exempt from state and local taxes of the designated state. A Fund may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if an Investment Manager (or Sub-Adviser, if applicable) believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Fund’s investment objective and policies.
The value of Municipal Bonds may also be affected by uncertainties with respect to the taxation of Municipal Bonds as a result of legislative or other changes. Neither a Fund nor an Investment Manager (or Sub-Adviser, if applicable) can guarantee the accuracy of any opinion issued by bond counsel regarding the tax-exempt status of a Municipal Bond. Furthermore, there can be no guarantee that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion. The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Fund’s holdings would be affected, and the investment objectives and policies of a Fund would likely be re-evaluated.
Investments in Municipal Bonds present certain risks, including credit, interest rate, liquidity, and prepayment risks, which are heightened under current conditions. Municipal Bonds may also be affected by local, state, and regional factors, including erosion of the tax base and changes in the economic climate. In addition, municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by actions of the federal government including reductions in federal spending, increases in federal tax rates, or changes in fiscal policy.
The marketability, valuation or liquidity of Municipal Bonds may be negatively affected in the event that states, localities or their authorities default on their debt obligations or other market events arise, which in turn may negatively affect a Fund’s performance, sometimes substantially. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal issuers in a particular state, territory, or possession could affect the market value or marketability of Municipal Bonds from any one or all such states, territories, or possessions.
Issuers of Municipal Bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflict or unrest, labor disruption and natural disasters. Such financial difficulties may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all Municipal Bonds of such issuers. For example, the current economic and public health crisis has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its Municipal Bonds, which could negatively impact the performance of the Fund. In addition, preventative or protective actions that governments have taken, and may continue to take, as a result of the current economic and public health crisis has resulted in, and may continue to result in, periods of business disruption and reduced or disrupted operations, which could have long-term negative economic effects on state and local economies and budgets as well as various municipal or similar projects and could affect the value of Municipal Bonds held by a Fund.
Accordingly, the ability of an issuer of Municipal Bonds to make payments or repay interest (and a Fund’s investments in such issuer’s securities) may be affected by litigation or bankruptcy. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.
The value of Municipal Bonds may also be affected by uncertainties with respect to the rights of holders of Municipal Bonds in the event that an insolvent municipality takes steps to reorganize its debt, which might include engaging in into municipal bankruptcy proceedings, extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other similar measures. Under bankruptcy law, certain municipalities that meet specific conditions may be provided protection from creditors while they develop and negotiate plans for reorganizing their debts.
Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Legislative developments may result in changes to the laws relating to municipal bankruptcies, which may adversely affect a Fund’s investments in Municipal Bonds. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Fund.
Certain of the issuers in which a Fund may invest have recently experienced, or may experience, significant financial difficulties, particularly in light of current conditions. For example, Puerto Rico, in particular, has been experiencing significant financial difficulties (including budget deficits, underfunded pensions, high unemployment, a decline in population, significant debt service obligations, liquidity issues, and reduced access to financial markets). The default by issuers of Puerto Rico municipal securities on their obligations under securities held by a Fund may adversely affect the Fund and cause the Fund to lose the value of its investment in such securities.

From time to time, the Municipal Income Fund may invest a substantial amount of its assets in municipal securities issued by or on behalf of a particular municipality. As a result, the Fund would be more exposed to risks affecting these issuers than a municipal securities fund that invests more widely. The Investment Manager’s allocation of the Fund’s assets among the issuers of municipal securities (and associated municipalities) may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
When the Municipal Income Fund invests a substantial amount of its assets in municipal securities issued by or on behalf of the State of California, Michigan, Texas or New York, its performance will be particularly susceptible to the ability of the issuers of California, Michigan, Texas or New York municipal securities, respectively, to continue to make principal and interest payments on their securities, which, in turn, depends on economic and other conditions within each state. Many complex factors may influence California’s economy and finances, including, but not limited to: (i) the performance of the high technology, trade, manufacturing, entertainment, government, agriculture, tourism, construction, and services industries; (ii) developments in the national and California economies; (iii) the collection of revenues above or below projections; (iv) a delay in, or an inability of, California to implement budget solutions as a result of, among other things, costs related to obligations that were deferred in prior years to balance budgets or costs related to current or future litigation; (v) an inability to implement planned expenditure reductions; (vi) natural disasters, such as wildfires, droughts and earthquakes; and (vii) actions performed by the federal government, including, but not limited to, disallowances, audits, and changes in aid levels. Similarly, Michigan’s economy and finances may be adversely affected by a variety of factors, including, but not limited to: (i) developments impacting the manufacturing sector and specifically, the auto industry; tourism; and agriculture; (ii) developments in the national and Michigan economies, including one or more Michigan municipalities becoming insolvent and filing for bankruptcy; (iii) the impact of a shift in monetary policy actions on interest rates and the financial markets; (iv) actions performed by the federal government, including, but not limited to, disallowances, audits, and changes in aid levels; (v) reductions in the available labor force; and (vi) litigation related to drinking water in the City of Flint. Additionally, Texas's economy and finances may be affected by a variety of factors, including, but not limited to: (i) the performance of the oil and gas industry, including drilling production, refining, chemical and energy-related manufacturing, the high technology manufacturing industry, including manufacturing of computers, electronics, and telecommunications equipment, and international trade; and (ii) developments in the national and Texas economies. Furthermore, New York's economy and finances may be adversely affected by a variety of factors, including, but not limited to: (i) the performance of the financial services, information technology, education and health services, international commerce, travel and tourism, and manufacturing sectors; (ii) developments in the economies of New York, the United States, and New York City; (iii) inability to accurately calculate or fund post-employment benefit plans; (iv) receipt of federal aid, especially for health care, education and transportation; (v) defense of legal proceedings and possible liabilities stemming from litigation; (vi) financial difficulties encountered by the City of Buffalo, the City of Yonkers and Nassau County; and (vii) hurricanes and other natural disasters.
These or other constantly changing factors may cause unanticipated adverse results on the fiscal and economic status of California, Michigan, Texas, New York or municipal issuers in any of these states. Any such change(s) may adversely impact cash flows, expenditures, or revenues of California, Michigan, Texas or New York municipal issuers, or otherwise negatively impact the current or anticipated financial situation of California, Michigan, Texas or New York or their respective municipalities, which in turn could hurt the Fund’s performance.
Below are some of the additional risks of investments in particular segments of the Municipal Bonds market.
Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.
Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) the Patient Protection and Affordable Care Act and any other federal legislation relating to health care reform; (ii) any state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Higher Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; and (iii) student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.
Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.
Similar Projects Risk. To the extent that a Fund is permitted to invest its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects.
Transportation. Bonds may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the specific carriers who use the particular airport as well as by the general stability of the airline industry, which can be affected by broader economic trends and events and the price and availability of fuel. Bonds issued to construct toll roads are affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Other transportation-related securities are also affected by fuel costs and availability of other forms of transportation, such as public transportation.
Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.
Political Uncertainty Risk—Markets in which a Fund is invested or is exposed to may experience political uncertainty (e.g., Brexit) that subjects the Fund’s investments to heightened risks, even when made in established markets. These risks include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political instability (including the risk of war or natural disaster); increased risk of nationalization, greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment, capital controls and limitations on repatriation of invested capital and on a clients’ ability to exchange currencies; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance; and difficulties in obtaining and/or enforcing legal judgments.
During times of political uncertainty, the securities, derivatives and currency markets may become volatile. There also may be a lower level of monitoring and regulation of markets while a country is experiencing political uncertainty, and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Markets experiencing political uncertainty may have substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may have negative effects on such countries’ economies and securities markets. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The disruption to markets caused by political uncertainty may adversely affect a Fund.
Preferred Securities—Certain Funds may purchase preferred securities, which represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Put Bonds—A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.
In selecting put bonds, an Investment Manager (or Sub-Adviser, if applicable) takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments or the bond’s rating is downgraded. Put bonds often pay a variable or floating rate of interest and therefore are subject to many of the same risks associated with investing in floating rate instruments, as described below under “Variable and Floating Rate Instruments.”
Qualified Financial Contracts—Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization include contractual provisions that delay or restrict the rights of counterparties, such as the Funds, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Funds, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Funds from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Funds. Similar requirements may apply under the special resolution regime applicable to certain counterparties organized in other financial markets.
Quantitative Investing Risk—The Investment Managers may use quantitative models, algorithms, methods or other similar techniques or analytical tools (“quantitative tools”) in managing the Funds, including to generate investment ideas, identify investment opportunities or as a component of its overall portfolio construction processes and investment selection or screening criteria. Quantitative tools may also be used in connection with risk management and hedging processes. The value of securities selected using quantitative tools can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental or other similar means of analysis. The factors used in quantitative tools and the weight placed on those factors may not be predictive of a security’s value or a successful weighting. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative tools. Thus, a Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful in, among other things, forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions.
There is no guarantee that quantitative tools, and the investments selected based on such tools, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the quantitative tools, including accounting for changes in the overall market environment, and identify and address omissions of relevant data or assumptions.
A quantitative tool may not perform as expected and a quantitative tool that has been formulated on the basis of past market data or trends may not be predictive of future price movements. A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding a quantitative tool’s output or operational complications relating to a quantitative tool.
Real Estate Securities—Certain Funds may invest in equity securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”) and companies with substantial real estate investments, and therefore, such Funds may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. The Market Neutral Real Estate Fund and the Risk Managed Real Estate Fund consider the "real estate industry" to be comprised of the real estate group of industries as classified by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme. The risks associated with direct ownership of real estate and the real estate industry include, among others: possible declines in the value of real estate; declines in rental income; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); overbuilding; increases in competition, property taxes and operating expenses; changes in building, environmental, zoning and other laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, terrorist acts or other natural disasters; limitations on and variations in rents; and changes in interest rates. The value of real estate securities are also subject to the management skill, insurance coverage and creditworthiness of their issuer. Because many real estate projects are dependent upon financing, rising interest rates, which increase the costs of obtaining financing, may cause the value of real estate securities to decline. Real estate income and values may be greatly affected by demographic trends, such as population shirts or changing tastes and values.
The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
REITs—REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both direct ownership interests and mortgage interests in real estate.

In addition to the risks affecting real estate securities generally, REITs are also subject to additional risks. REITs may invest in a limited number of properties, a narrow geographic area or a single type of property, which may increase the risk that the Fund could be adversely affected by the poor performance of a single investment or type of investment. REITs are also susceptible to the risks associated with the types of real estate securities they own and adverse economic or market events with respect to these securities and property types (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types). REITs have their own expenses, and as a result, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.
REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for a Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income but do qualify for a 20% deduction available for potential passthrough to Fund shareholders. REITs often do not provide complete tax information to the Fund until after the calendar yearend. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements, Reverse Repurchase Agreements and Dollar Roll Transactions—Each of the Funds may enter into bi-lateral and tri-party repurchase agreements. In a typical Fund repurchase agreement, a Fund enters into a contract with a broker, dealer, or bank (the “counterparty” to the transaction) for the purchase of securities or other assets. The counterparty agrees to repurchase the securities or other assets at a specified future date, or on demand, for a price that is sufficient to return to the Fund its original purchase price, plus an additional amount representing the return on the Fund’s investment. Such repurchase agreements economically function as a secured loan from the Fund to a counterparty. If the counterparty defaults on the repurchase agreement, a Fund will retain possession of the underlying securities or other assets. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities or other assets. Each Fund intends to enter into repurchase agreements only with brokers, dealers, or banks or other permitted counterparties after the Investment Manager (or Sub-Adviser) evaluates the creditworthiness of the counterparty. The Funds will not enter into repurchase agreements with the Investment Manager or Sub-Adviser or their affiliates. Except as described elsewhere in this SAI and as provided under applicable law, a Fund may enter into repurchase agreements without limitation.
Repurchase agreements collateralized fully by cash items, U.S. government securities or by securities issued by an issuer that the Funds’ Board of Trustees, or its delegate, has determined at the time the repurchase agreement is entered into has an exceptionally strong capacity to meet its financial obligations (“Qualifying Collateral”) and meet certain liquidity standards generally may be deemed to be “collateralized fully” and may be deemed to be investments in the underlying securities for certain purposes. A Fund may accept collateral other than Qualifying Collateral determined by the Investment Manager (or Sub-Adviser) to be in the best interests of the Fund to accept as collateral for such repurchase agreement (which may include high yield debt instruments that are rated below investment grade) (“Alternative Collateral”). Repurchase agreements secured by Alternative Collateral are not deemed to be “collateralized fully” under applicable regulations and the repurchase agreement is therefore considered a separate security issued by the counterparty to the Fund. Accordingly, a Fund must include repurchase agreements that are not “collateralized fully” in its calculations of securities issued by the selling institution held by the Fund for purposes of various portfolio diversification and concentration requirements applicable to the Fund. In addition, Alternative Collateral may not qualify as permitted or appropriate investments for a Fund under the Fund’s investment strategies and limitations. Accordingly, if a counterparty to a repurchase agreement defaults and a Fund takes possession of Alternative Collateral, the Fund may need to promptly dispose of the Alternative Collateral (or other securities held by the Fund, if the Fund exceeds a limitation on a permitted investment by virtue of taking possession of the Alternative Collateral). The Alternative Collateral may be particularly illiquid, especially in times of market volatility or in the case of a counterparty insolvency or bankruptcy, which may restrict a Fund’s ability to dispose of Alternative Collateral received from the counterparty. Depending on the terms of the repurchase agreement, a Fund may determine to sell the collateral during the term of the repurchase agreement and then purchase the same collateral at the market price at the time of the resale. (See “Short Sales”). In tri-party repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. Securities subject to repurchase agreements (other than tri-party repurchase agreements) and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
Each of the Funds may also enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund would sell securities or other assets and agree to repurchase them at a particular price at a future date. Reverse repurchase agreements involve the risk that the market value of the securities or other assets retained in lieu of sale by a Fund may decline below the price of the securities or other assets the Fund has sold but is obligated to repurchase. In the event the buyer of securities or other assets under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities or other assets, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. The Fund will segregate or earmark cash or liquid securities in an amount at least equal to the dollar amount of the Fund’s obligation to repurchase securities or other assets (plus any accrued interest, if applicable). Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in reverse repurchase agreements are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
Each of the Funds may also enter into “dollar rolls,” in which a Fund sells MBS or other fixed-income securities for delivery and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities or other assets on a specified future date. A Fund may also enter into “TBA rolls,” in which the Fund agrees to sell a TBA, itself a forward transaction, and to buy forward a subsequent TBA. During the roll period, the Fund would forego principal and interest paid on such securities or other assets sold; however, the Fund would be permitted to invest the sale proceeds during the period. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the sale proceeds of the initial sale, minus the principal and interest paid on the securities or other assets during the period. When the Fund enters into a dollar roll, it becomes subject to the risk that any fluctuation in the market value of the security or other asset transferred or the securities or other assets in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, of the Fund’s NAV. Dollar rolls also subject the Fund to the risk that the market value of the securities or other assets the Fund is required to deliver may decline below the agreed upon repurchase price of those securities or other assets. In addition, in the event that the Fund’s counterparty becomes insolvent, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities or other assets. The Fund will create a segregated account to segregate cash or liquid securities in an amount sufficient to cover its obligation under “roll” transactions (plus any accrued interest). Assets may be segregated with the Fund’s custodian or on the Fund’s books. As noted above under “Borrowing,” investments in dollar rolls are treated as borrowings and, therefore, are subject to a Fund’s fundamental policy on borrowing.
As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a

Fund is a limited derivatives user, but for Funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.
Restricted Securities—A Fund may invest in restricted securities. Restricted securities cannot be sold to the public without registration under the 1933 Act. Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments.
Restricted securities may involve a high degree of business and financial risk which may result in substantial losses. The securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid for by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader based of investors in the United States may be permitted only in significantly more limited circumstances. A qualified institutional investor is defined by Rule 144A under the 1933 Act generally as an institution, acting for its own account or for the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), acting for its own account or the accounts of other qualified institutional investors, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional investor, as well as a 1934 Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional investor.
A Fund also may purchase restricted securities that are not eligible for resale pursuant to Rule 144A or Regulation S under the 1933 Act. The Funds may acquire such securities through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for a Fund to dispose of such securities at the time considered most advantageous and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.
Risk-Linked Securities (“RLS”)—Risk-linked securities (“RLS”) are a form of derivative issued by insurance companies and insurance-related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. RLS are typically debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the RLS, this trigger could be the result of a hurricane, earthquake or some other catastrophic event. Insurance companies securitize this risk to transfer to the capital markets the truly catastrophic part of the risk exposure. A typical RLS provides for income and return of capital similar to other fixed-income investments, but would involve full or partial default if losses resulting from a certain catastrophe exceeded a predetermined amount. RLS typically have relatively high yields compared with similarly rated fixed-income securities, and also have low correlation with the returns of traditional securities. Investments in RLS may be linked to a broad range of insurance risks, which can be broken down into three major categories: natural risks (such as hurricanes and earthquakes), weather risks (such as insurance based on a regional average temperature) and non-natural events (such as aerospace and shipping catastrophes). Although property-casualty RLS have been in existence for over a decade, significant developments have started to occur in securitizations done by life insurance companies. In general, life insurance industry securitizations could fall into a number of categories. Some are driven primarily by the desire to transfer risk to the capital markets, such as the transfer of extreme mortality risk (mortality bonds). Others, while also including the element of risk transfer, are driven by other considerations. For example, a securitization could be undertaken to relieve the capital strain on life insurance companies caused by the regulatory requirements of establishing very conservative reserves for some types of products. Another example is the securitization of the stream of future cash flows from a particular block of business, including the securitization of embedded values of life insurance business or securitization for the purpose of funding acquisition costs.

Risks Associated with Low-Rated and Comparable Unrated Securities (Junk Bonds)—Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks than higher quality debt instruments, particularly the possibility of default or bankruptcy. Low-rated and comparable unrated securities are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, the performance of a Fund and a shareholder’s investment in the Fund may be adversely affected if an issuer is unable to pay interest and repay principal, either on time or at all. Subject to its investment strategies, a significant portion of a Fund’s investments can be comprised of low-rated and comparable unrated securities and thus particularly prone to the foregoing risks, which may result in substantial losses to the Fund. A Fund may also purchase low-rated and comparable unrated securities which are in default when purchased. The special risk considerations in connection with such investments are discussed below. See the Appendix of this SAI for a discussion of securities ratings.
The low-rated and comparable unrated securities market is still relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.
Fixed rate securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate, consumer, and commercial developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities, including possibly greater volatility than is experienced by other types of securities, and thus a Fund’s’ performance and a shareholder’s investment in the Fund may be adversely affected.
As previously stated, the value of such a fixed rate security will decrease in a rising interest rate market and accordingly, so will a Fund’s NAV. If a Fund experiences unexpected net redemptions, particularly in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the volatility of high-yield securities (discussed below) the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.
Low-rated and comparable unrated securities typically contain redemption, call, or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities or otherwise redeem them, a Fund may have to replace the securities with a lower-yielding security, which would result in a lower return for the Fund and reduce the value of a shareholder’s investment in the Fund.
Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis of an Investment Manager (or Sub-Adviser, if applicable) than would be the case with investments in investment-grade debt securities. An Investment Manager (or Sub-Adviser, if applicable) employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Investment

Managers (or Sub-Adviser, if applicable) continually monitor the investments in the Fund’s portfolio and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.
A Fund may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities, particularly under current conditions. Because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund’s asset value and the Fund’s ability to dispose of particular securities, when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many low-rated and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market. The High Yield Fund may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities, which are sold without registration under applicable securities laws.
Legislation has been adopted, and from time to time, proposals have been discussed regarding new legislation designed to limit the use of certain low-rated and comparable unrated securities by certain issuers. An example of such legislation is a law which requires federally insured savings and loan associations to divest their investment in these securities over time. New legislation could further reduce the market because such legislation, generally, could negatively affect the financial condition of the issuers of unrated securities and could adversely affect the market in general. It is not currently possible to determine the impact of the recent legislation on this market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material effect on the value of low-rated and comparable unrated securities and the existence of a secondary trading market for the securities.
Risks of Private Investments in Public Companies—The Funds may also make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions may be entered into with smaller capitalization public companies, which will entail business and financial risks comparable to those of investments in the publicly-issued securities of smaller capitalization companies, which may be less likely to be able to weather business or cyclical downturns than larger companies and are more likely to be substantially hurt by the loss of a few key personnel. In addition, PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend on the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act, as amended, or otherwise under the federal securities laws. There can be no guarantee that there will be an active or liquid market for the stock of any small capitalization company due to the possible small number of stockholders. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, the Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities. There is no guarantee that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of the Fund’s investments. For more detail, please refer to the “Restricted Securities” section of this SAI’s discussion of investment methods and risk factors.
Shares of Other Investment Vehicles—Each of the Funds may invest in shares of other investment companies or other investment vehicles, which may include, among others, mutual funds, closed-end funds and exchange-traded funds (“ETFs”) such as index-based investments and private or foreign investment funds. The Diversified Income Fund will primarily invest in affiliated and unaffiliated investment vehicles to achieve its investment objective until it is sufficiently large to invest in securities directly in an efficient manner, at which time the Fund may continue to invest significantly in affiliated and unaffiliated investment vehicles, which may include, among others, mutual funds, closed-end funds and ETFs such as index-based investments and private or foreign investment funds. The Funds may also invest in investment vehicles that are not subject to regulation as registered investment companies. Securities of investment vehicles that are not subject to regulation as registered investment companies may be classified as illiquid investments.
The investment companies in which the Fund invests may have adopted certain investment restrictions that are more or less restrictive than the Fund’s investment restrictions, which may permit the Fund to engage in investment strategies indirectly that are prohibited under the Fund’s investment restrictions. For example, to the extent the Fund invests in underlying investment companies that concentrate their investments in an industry, a corresponding portion of the Fund’s assets may be indirectly exposed to that particular industry.
A Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. It is the Funds’ policy that if shares of a Fund are purchased by another fund (including any other registered open-end investment company or registered unit investment trust advised by Guggenheim Investments or its affiliates) in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
The main risk of investing in index-based investment companies is the same as investing in a portfolio of securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded. Index-based investments may not replicate exactly the performance of their specified index because of, among other things, transaction costs and because of the temporary unavailability of certain component securities of the index.
To the extent a Fund invests in other investment companies, or other investment vehicles, it will incur its pro rata share of the underlying investment companies’ expenses (including, for example, investment advisory and other management fees). In addition, a Fund will be subject to the effects of business and regulatory developments that affect an underlying investment company or the investment company industry generally.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company (which, in certain instances, may also limit a fund's ability to invest in certain types of structured finance vehicles). These changes include, among other things, amendments to the existing regulatory framework, the adoption of new Rule 12d1-4 under the 1940 Act, and the rescission of certain exemptive relief issued by the SEC permitting such investments in excess of statutory limits and the withdrawal of certain related SEC staff no-action letters. These changes and actions may adversely impact each Fund’s investment strategies and operations, as well as those of the underlying investment vehicles in which a Fund invests or other funds that invest in the Funds.
Investments in Guggenheim Short-Term Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Fund may be required to post collateral for the contract, the amount of which may vary. As such, or for other portfolio management purposes, a Fund may maintain significant cash balances (including foreign currency balances). A Fund, particularly the Market Neutral Real Estate Fund, may also have cash balances for other reasons, including cash proceeds from the Fund’s short sales.
As disclosed in the Prospectuses, certain Funds may invest a substantial portion of their respective assets in certain Guggenheim short-term funds advised by GPIM, or an affiliate of GPIM, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. These Guggenheim short-term funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Accordingly, to the extent a Fund invests in such Guggenheim funds, the Fund would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.

These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Managers and their affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
Short Sales—Certain Funds may make short sales “against the box,” in which the Fund enters into a short sale of a security it owns or has the right to obtain at no additional cost. Each Fund may also make short sales of securities the Fund does not own. If a Fund makes a short sale, the Fund does not immediately deliver from its own account the securities sold and does not receive the proceeds from the sale. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made, and potentially via repurchase agreement) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement or delivering the security from its own portfolio. The Fund is said to have a “short position” in securities sold until it delivers them to the broker at which time it receives the proceeds of the sale.
A Fund may make short sales that are not “against the box.” Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager (or Sub-Adviser, if applicable) believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
While the short sale is outstanding, a Fund will be required to pledge a portion of its assets to the broker as collateral for the obligation to deliver the security to the broker at the close of the transaction. The broker will also hold the proceeds of the short sale until the close of the transaction. A Fund is often obligated to pay over interest and dividends on the borrowed security to the broker.
Under current regulatory requirements, in the view of the Commission, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act unless the sale is “against the box” and the securities sold short (or securities convertible into or exchangeable for such securities) are segregated or unless a Fund’s obligation to deliver the securities sold short is “covered” by earmarking or segregating cash, U.S. government securities or other liquid assets in an amount equal to the difference between the market value of the securities sold short and any collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the short sale proceeds, cash, U.S. government securities or other liquid assets deposited with the broker and earmarked or segregated on its books or with the Fund’s custodian may not at any time be less than the market value of the securities sold short. Each Fund will comply with these requirements. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.

A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales.
Short-Term Instruments—When the Funds experience large cash inflows through the sale of securities and desirable equity securities that are consistent with the Funds’ investment objectives are unavailable in sufficient quantities or at attractive prices, the Funds may hold short-term investments for a limited time at the discretion of the Investment Managers (or Sub-Adviser, if applicable). Short-term instruments consist of: (1) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (2) other short-term debt securities; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; (5) repurchase agreements; (6) shares of money market funds; and (7) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities as of the date of purchase of not more than 397 days and that are rated in the top-two short-term categories by two Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or if unrated, deemed to be of equal quality by an Investment Manager (or Sub-Adviser, if applicable).
Special Purpose Acquisition Companies—A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering.
As an alternative to obtaining a public listing through a traditional IPO, SPAC investments carry many of the same risks as investments in IPO securities. These may include, but are not limited to, erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. Please refer to the discussions of risks related to investments in “Equity Securities” for additional information concerning risks associated with IPOs.
Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of the funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.
SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger. Because SPACs only business is to seek acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition or merger target. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. For example, since the sponsor, directors and officers of a SPAC may directly or indirectly own interests in a SPAC, the sponsor, directors and officers may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate a business combination. This risk may become more acute as the deadline for the completion of a business combination nears. In addition, the requirement that a SPAC complete a business combination within a prescribed time frame may give potential target businesses leverage over the SPAC in negotiating a business combination, and may limit the time the SPAC has in which to conduct due diligence on potential business combination targets, which could undermine the SPAC’s ability to complete a business combination on terms that would produce value for its shareholders. Some SPACs pursue acquisitions and mergers only within certain market sectors or regions, which can increase the volatility of their prices. Conversely, other SPACs may invest without such limitations, in which case management may have limited experience or knowledge of the market sector or region in which the transaction is contemplated. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market. If there is no market for interests in a SPAC, or only a thinly traded market for interests in a SPAC develops, a Fund may not be able to sell its interest in a SPAC, or may be able to sell its interest only at a price below what the Fund believes is the SPAC interest’s value.
Spread Transactions—A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
Swap Agreements—Each Fund may enter into swap agreements, including, but not limited to, total return swaps, index swaps, interest rate swaps, municipal market data rate locks and credit default swaps. Swaps are particularly subject to counterparty credit, correlation (imperfect correlations with underlying investments or a Fund’s other portfolio holdings), valuation, liquidity and leveraging risks and could result in substantial losses to a Fund and a shareholder’s investment in a Fund. A Fund may utilize swap agreements in an attempt to gain exposure to the securities or other assets in a market without actually purchasing those securities or other assets, or to hedge a position or generate income. Swap agreements are contracts for periods ranging from a day to more than one-year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in an issuer, a “basket” of securities or other assets or ETFs. Forms of swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Certain interest rate swaps and forwards are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
Another form of swap agreement is a credit default swap. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities or other assets or ETFs. Generally, the seller of credit protection against an issuer or basket of securities or other assets receives a periodic payment to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation, or a cash-settlement payment. Any such physical or cash settlement may be effected through an auction settlement process, if agreed to by the parties when they enter the transaction. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection.
In contrast, the buyer of a credit default swap would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations, or a cash-settlement payment. In return, the buyer of the credit protection would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund purchasing the credit protection. Certain credit default swap products are subject to mandatory central clearing and execution on swap execution facilities, as noted further herein.
Each Fund also may enhance income by selling credit protection or attempt to mitigate credit risk by buying protection. Credit default swaps could result in losses if the creditworthiness of an issuer or a basket of securities or other assets is not accurately evaluated.

Most swap agreements (but generally not credit default swaps) that a Fund might enter into require the parties to calculate the obligations of the parties to the agreement on a “net basis.” Swap agreements may not involve the delivery of securities or other underlying assets. Consequently, a Fund’s obligations (or rights) and risk of loss under such a swap agreement would generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Other swap agreements, such as credit default swaps, may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
Each Fund is required to cover its swaps positions in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder in order to limit the risk associated with the use of leverage and other related risks. A Fund’s obligations under a swap agreement settled in cash or on a net basis (other than a CDS for which a Fund is the seller) would be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty would be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered would not be viewed as raising “senior securities” issues for purposes of a Fund’s investment restriction concerning senior securities and, accordingly, would not treat them as subject to a Fund’s borrowing restrictions. For swaps that are not settled in cash on a net basis, each Fund will earmark or segregate cash or liquid assets with a value at least equal to the full notional amount of the swaps (minus any amounts owed to the Fund) or enter into offsetting transactions. For swaps that are settled in cash on a net basis (other than a CDS for which a Fund is the seller), each Fund may designate or segregate on its records cash or liquid assets equal to the Fund’s next daily marked-to-market net obligations under the swaps, if any, rather than the full notional amount. Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a Fund’s portfolio. By earmarking or designating assets equal to only its net obligation under cash-settled swaps, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to earmark or segregate assets equal to the full notional amount of such swaps. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein.
Because they may be two party contracts and because they may have terms of greater than seven days, swap agreements may be classified as illiquid investments. A Fund would not enter into any swap agreement unless an Investment Manager (or Sub-Adviser, if applicable) believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a Fund is selling credit protection, the default of a third party issuer.
Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of the underlying securities or other assets in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement would typically be a bank, investment banking firm or broker-dealer or, in the case of a cleared swap, the clearinghouse. The counterparty would generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund would agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. When a Fund is a buyer of a credit default swap, the Fund will earmark and reserve assets necessary to meet any accrued payment obligations. In cases where a Fund is the seller of a credit default swap, if the credit default swap provides for physical settlement, the Fund would be required to earmark and reserve the full notional amount of the credit default swap.
A Fund may also enter into swaps on an index, including credit default index swaps ("CDX"), which are swaps on an index of credit default swaps. For example, a commercial mortgage-backed index ("CMBX") is a type of CDX made up of 25 tranches of commercial mortgage-backed securities rather than CDS. Unlike other CDX contracts where credit events are intended to capture an event of default, CMBX involves a pay-as-you-go settlement process designed to capture non-default events that affect the cash flow of the reference obligation. Pay-as-you-go settlement involves ongoing, two-way payments over the life of a contract between the buyer and the seller of protection and is designed to closely mirror the cash flow of a portfolio of cash commercial mortgage-backed securities. Certain CDX are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swap or CDS index transactions. Investments in CMBX are also subject to the risks associated with MBS, which are described above, as well as the risks associated with the types of properties tied to the underlying mortgages (e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types) and adverse economic or market events with respect to these property types.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Investment Managers  (or Sub-Adviser, if applicable), under the oversight of the Board, are responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.
As noted above, certain standardized swaps are subject to mandatory exchange-trading and/or central clearing. While exchange-trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain OTC derivative instruments that the CFTC and SEC have defined as “swaps” (such as certain interest rate swaps and forwards and certain index credit default swaps). Mandatory exchange-trading and clearing are occurring on a phased-in basis based on CFTC approval of contracts for central clearing. Depending on a Fund’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of cleared and uncleared swaps. In addition, the CFTC, SEC and the prudential regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Recently adopted rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject a Fund to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. The Investment Managers  (or Sub-Adviser, if applicable) will continue to monitor developments in this area, particularly to the extent regulatory changes affect the ability of the Funds to enter into swap agreements. Regulatory changes and additional requirements may increase costs associated with derivatives transactions and may subject a Fund to additional administrative burdens, which may adversely affect investors.
The use of swap agreements, including credit default swaps, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Tender Option Bonds—Tender option bonds are created by depositing intermediate- or long-term, fixed-rate or variable rate, municipal bonds into a trust and issuing two classes of trust interests (or “certificates”) with varying economic interests to investors. Holders of the first class of trust interests, or floating rate certificates, receive tax-exempt interest based on short-term rates and may tender the certificate to the trust at par. As consideration for providing the tender option, the trust sponsor (typically a bank, broker-dealer, or other financial institution) receives periodic fees. The trust pays the holders of the floating rate certificates from proceeds of a remarketing of the certificates or from a draw on a liquidity facility provided by the sponsor. A Fund investing in a floating rate certificate effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The floating rate certificate is typically an eligible security for money market funds. Holders of the second class of interests, sometimes called the residual income certificates, are entitled to any tax-exempt interest received by the trust that is not payable to floating rate certificate holders, and bear the risk that the underlying municipal bonds decline in value. The laws and regulations that apply to investments by bank entities, potentially including their ability to establish tender option bonds, are rapidly changing. The impact of these changes on the Municipal Income Fund and its investment strategy is not yet fully ascertainable.
U.S. Government Securities—Consistent with its investment objective and strategies, a Fund may invest in obligations issued or guaranteed by the U.S. government, including: (1) direct obligations of the U.S. Treasury and (2) obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the U.S. are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities, and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years from the date of issuance. Included among the obligations issued by agencies and instrumentalities of the U.S. are: instruments that are supported by the full faith and credit of the U.S., such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). In September 2008, the Federal Housing Finance Agency ("FHFA") placed Fannie Mae and Freddie Mac in conservatorship. At the same time, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. In December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae’s and Freddie Mac’s net worth through the end of 2012. At the start of 2013, the unlimited support the U.S. Treasury extended to the two companies expired—Fannie Mae’s bailout is capped at $125 billion and Freddie Mac has a limit of $149 billion. On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion.
Also in December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful. Other U.S. government securities a Fund may invest in include (but are not limited to) securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the U.S., Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if the Investment Manager determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.
No assurance can be given as to whether the U.S. government will continue to support Fannie Mae and Freddie Mac. In addition, the future for Fannie Mae and Freddie Mac remains uncertain. Congress has recently considered proposals to reduce the U.S. government’s role in the mortgage market of both Fannie Mae and Freddie Mac, including proposals as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured or eliminated altogether. Should the federal government adopt any such proposal, the value of a Fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted. Fannie Mae and Freddie Mac are also the subject of continuing legal actions and investigations which may have an adverse effect on these entities.
Under the direction of the FHFA, Fannie Mae and Freddie Mac developed a common securitization platform that in June 2019 began issuing a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligned the characteristics of Fannie Mae and Freddie Mac certificates. UMBS are eligible for delivery into the TBA market. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac MBS in the “to-be-announced” market. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.
The FHFA has announced plans to consider taking Fannie Mae and Freddie Mac out of conservatorship. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear whether Treasury would continue to enforce its rights or perform its obligations under the SPAs. It is also unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed post-conservatorship, and what effects, if any, the privatization of the enterprises will have on their creditworthiness and guarantees of certain MBS. Accordingly, should the FHFA take the enterprises out of conservatorship, there could be an adverse impact on the value of their securities, which could cause a Fund to lose value.
Any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may impact the market value of U.S. government debt securities held by a Fund. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. government may default on payments on certain U.S. government securities, including those held by a Fund, which could have a material negative impact on the Fund.
A Fund may invest in securities issued by government agencies and sold through an auction process, which may be subject to certain risks associated with the auction process. A Fund may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the U.S. government. STRIPS may be sold as zero coupon securities.
Variable and Floating Rate Instruments—Certain Funds may invest in variable or floating rate instruments and variable rate demand instruments, including variable amount master demand notes. These instruments will normally involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate or LIBOR or replacement rate for LIBOR) at a major commercial bank. In addition, the interest rates on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. Such Funds can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Because of the interest rate adjustment feature, floating rate and variable securities provide a Fund with a certain degree of protection against interest rate increases, although floating rate and variable securities are subject to any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating rate and variable securities than on the market value of comparable fixed-income obligations. Thus, investing in floating rate and variable securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.
Debt instruments purchased by a Fund may be structured to have variable or floating interest rates. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Other variable and floating rate instruments include but are not limited to certain corporate debt securities, ABS, MBS, CMBS, collateralized mortgage obligations (“CMOs”), government and agency securities. An Investment Manager (or Sub-Adviser, if applicable) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund’s fixed-income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a Fund’s investment quality standards relating to investments in bank obligations. An Investment Manager (or Sub-Adviser, if applicable) will also continuously monitor the creditworthiness of issuers of such instruments to determine whether the Funds should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights.
Variable and floating rate instruments may be classified as illiquid investments (e.g., when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days).
When-Issued and Forward Commitment Securities—The purchase of securities on a “when-issued” basis and the purchase or sale of securities on a “forward commitment” basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if an Investment Manager (or Sub-Adviser, if applicable) deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Under current regulatory requirements, at the time a Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities. Assets may be segregated with the Fund’s custodian or on the Fund’s books and will be marked to market daily. As described above, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. There is a risk that the securities may not be delivered and that the Fund may incur a loss. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. In addition, recently finalized FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with certain of these transactions. There is no similar requirement applicable to the Funds; counterparties. The required collateralization of these transactions could increase the cost of such transactions to the Funds and impose added operational complexity.
TBA Purchase Commitments. A Fund may enter into “To Be Announced” (“TBA”) purchase commitments to purchase or sell securities for a fixed price at a future date, typically not exceeding 75-90 days. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. To facilitate such acquisitions, the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. In addition, recently finalized FINRA rules include mandatory margin requirements that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
Zero Coupon and Payment-In-Kind Securities—Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. In addition, zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
When held to maturity, the entire income from zero coupon securities, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities, which are convertible into common stock, offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
Zero coupon securities include securities issued directly by the U.S. Treasury and U.S. Treasury bonds or notes and their unaccrued interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRSTM) and Certificate of Accrual on Treasuries (CATSTM). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates, such as a Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities.
The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry recordkeeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment in the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.
A portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in a Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result.
Investment Restrictions

Each of the Funds operates within certain fundamental policies. These fundamental policies may not be changed without the approval of the lesser of (1) 67% or more of a Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of a Fund’s outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund’s Board of Trustees without shareholder approval; however, should any Fund with a name subject to Rule 35d-1 under the 1940 Act, change its policy of investing in at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment suggested by that Fund’s name, the Fund will provide shareholders at least 60 days’ notice prior to making the change, or such other period as is required by applicable law, as interpreted or modified by a regulatory authority having jurisdiction from time to time. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations, except with respect to the borrowing limitation. With regard to the borrowing limitation, each Fund will comply with the applicable restrictions of Section 18 of the 1940 Act. Any investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of a Fund. Calculation of a Fund’s total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund’s Prospectus or SAI will not include cash collateral held in connection with the Fund’s securities lending activities.
Fundamental Policies—The fundamental policies of each Fund are:
1.
Each Fund shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

2.
Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.
3.
Each Fund, other than Market Neutral Real Estate Fund and Risk Managed Real Estate Fund, may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
4.
Market Neutral Real Estate Fund and Risk Managed Real Estate Fund each will “concentrate” its investments in the real estate industry. Market Neutral Real Estate Fund and Risk Managed Real Estate Fund each may not “concentrate” its investments in another industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
5.
Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
6.
Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
7.
Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
8.
Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
9.
Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.
10.
Municipal Income Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.
For purposes of Fundamental Policy One, a “diversified company” is currently defined under the 1940 Act as a company which meets the following requirements: at least 75 percent of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percent of the value of the total assets of such company and to not more than 10 percent of the outstanding voting securities of such issuer. For the purposes of this Fundamental Policy, each governmental subdivision, i.e., state, territory, possession of the United States or any political subdivision of any of the foregoing, including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. For the purposes of this Fundamental Policy, a Fund generally will consider the borrower of a syndicated bank loan to be the issuer of the syndicated bank loan, but may under unusual circumstances also consider the lender or person inter-positioned between the lender and the Fund to be the issuer of a syndicated bank loan. In making such a determination, the Fund will consider all relevant factors, including the following: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund’s custodian); the credit quality of such lender or inter-positioned person; general economic conditions applicable to such lender or inter-positioned person; and other factors relating to the degree of credit risk, if any, of such lender or inter-positioned person incurred by the Fund.
For purposes of Fundamental Policy Three, a Fund (other than Market Neutral Real Estate Fund and Risk Managed Real Estate Fund) may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of Fundamental Policy Three, Market Neutral Real Estate Fund and Risk Managed Real Estate Fund

each will "concentrate" its investments in a particular industry (i.e., invest more than 25% of its total assets in securities of issuers whose principal business activities are in the same industry). Industries are determined by reference to the classifications of industries set forth in a Fund’s semi-annual and annual reports. For the purposes of this Fundamental Policy, the limitation will not apply to a Fund’s investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipal securities; (iii) repurchase agreements collateralized by the instruments described in (i); and (iv) other investment companies.
For purposes of Fundamental Policy Six, investors should note that as of the date of the Funds’ SAI, the 1940 Act permits investments in commodities and commodity interests.
For purposes of Fundamental Policy Eight, if at any time the amount of total Fund assets less all liabilities and indebtedness (but not including the Fund’s borrowings) (“asset coverage”) is less than an amount equal to 300% of any such borrowings, the Fund will reduce its borrowings within three days (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations so that such asset coverage is again equal to 300% or more.
For purposes of Fundamental Policies Eight and Nine, the term “as permitted under the 1940 Act” indicates that, unless otherwise limited by non-fundamental investment policies, a Fund can borrow and issue senior securities to the extent permitted by the 1940 Act and interpretations thereof, and that no further action generally would be needed to conform the Fund’s Fundamental Policies relating to borrowing and senior securities to future change in the 1940 Act and interpretations thereof. Pursuant to the provisions of the 1940 Act and interpretations thereof, a Fund is permitted to borrow from banks and may also enter into certain transactions that are economically equivalent to borrowing (e.g., reverse repurchase agreements). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Fund, if the Fund: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance.
Operating Policies—The operating policy (i.e., that which is non-fundamental) of the Funds is:
Liquidity The Funds may invest up to 15% of their net assets in illiquid investments that are assets, which are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For purposes of the Operating Policy directly above, under normal circumstances, a Fund will not hold more than 15% of its net assets in illiquid investments that are assets; however, if investments that were liquid at the time of purchase subsequently become illiquid and result in the Fund holding illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. This test does not require that the disposition of holdings “settle” within seven days, which means that the Fund could meet the liquidity test but be unable to obtain proceeds to pay redemption requests within seven days. In addition, in the event an instrument classified as illiquid that has no value under the Trust’s valuation procedures is given a value under the procedures and, as a result, the Fund holds illiquid investments in excess of 15% of its net assets, the Fund will no longer purchase additional illiquid investments and may reduce its holdings of illiquid investments in an orderly manner, but it is not required to dispose of illiquid holdings immediately if it is not in the interest of the Fund. Funds with investments subject to liquidity risks tend to hold higher positions of uninvested cash or borrow to meet redemption requests, which hurts Fund performance.
Disclosure of Portfolio Holdings

It is the policy of the Funds to protect the confidentiality of their portfolio holdings and information derived from the portfolio holdings and prevent the selective disclosure of such non-public information. Accordingly, the Board has adopted formal procedures governing compliance with this policy, which are subject to periodic evaluation and review. Any violations of this policy are reported to the Board on a quarterly basis.

No non-public information concerning the portfolio holdings of any Fund may be disclosed to any unaffiliated third party, except when the Funds have a legitimate business purpose for doing so. Specifically, portfolio holdings information may only be made available to third parties if: (i) such availability is disclosed in the Funds’ registration statement, as required by applicable law, as well as on the Funds’ website, if applicable; (ii) the Funds’ officers determine such disclosure is in the best interests of Fund shareholders; (iii) such information is made equally available to anyone requesting it; and (iv) the Investment Manager determines that the disclosure does not present the risk of such information being used to trade against the Funds. In addition, prior to authorizing the disclosure of portfolio holdings, the Funds’ President and/or the Chief Compliance Officer must determine that: (i) such disclosure serves a reasonable business purpose and is in the best interests of the Funds’ shareholders; and (ii) that no conflict exists between the interests of the Funds’ shareholders and those of the Investment Manager or the Funds’ principal underwriter. Each Fund or its duly authorized service providers may publicly disclose holdings of the Fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.
Recipients of non-public portfolio holdings information, such as mutual fund evaluation services and due diligence departments of broker/dealers and wirehouses, will be subject to a duty of confidentiality, a duty to not trade based on the non-public information and/or other restrictions on the use and dissemination of the information.
Portfolio holdings information may be disclosed as frequently as daily to certain service providers and no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals. The policy does not require a delay between the date of the portfolio holding information and the date on which the information is disclosed.
The Funds also may disclose portfolio holdings information on an ongoing basis to certain service providers of the Funds and others, who either by agreement or because of their respective duties to the Funds are required to maintain the confidentiality of the information disclosed. The Funds’ service providers and others who generally are provided such information in the performance of their contractual duties and responsibilities may include The Bank of New York Mellon (the Funds’ custodian), the Investment Manager (and Sub-Adviser, if applicable), MUFG (the Funds’ administrator), Ernst & Young LLP (the Funds’ independent registered public accountant), Dechert LLP (legal counsel to the Funds), Vedder Price P.C. (legal counsel to the Funds’ Independent Trustees, as defined below), investment management trade associations (e.g., Investment Company Institute), officers and directors, and each of their respective affiliates. In addition, at this time, portfolio holdings information is shared as follows:
Individual/Entity	Frequency	Time Lag
Morningstar	Monthly	30 calendar days
Lipper	Monthly	30 calendar days
Bloomberg	Quarterly	60 calendar days
Thompson Financial	Quarterly	30 calendar days
Vickers Stock Research	Monthly	30 calendar days
FactSet	Monthly	30 calendar days
In addition, the following entities receive this information on a daily basis: FactSet (an analytical system used for portfolio attribution and performance); The Bank of New York Mellon (the Funds’ custodian bank); Interactive Data and Loan Pricing Corporation (the Funds’ pricing services); Institutional Shareholder Services (proxy voting services); and InvestOne (Sungard) (the Funds’ accounting system).
Neither the Funds, their service providers, nor the Investment Manager may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.
Each Fund will publish a complete list of its quarter-end portfolio holdings on its website at www.guggenheiminvestments.com generally within 60 days of the quarter-end. Such information will remain online for approximately 12 months, or as otherwise required by law. Also, certain Funds may disclose top 10 holdings on a quarterly basis through publicly available marketing materials.
The Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures. However, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Funds

Trustees and Officers
Oversight of the management and affairs of the Trust and the Funds, including general supervision of the duties performed by the Investment Managers for the Funds under the Investment Management Agreements (“Management Agreements”) and the Investment Subadvisory Agreement with respect to the Municipal Income Fund (“Subadvisory Agreement,” with the Management Agreements, the “Agreements”), is the responsibility of the Board. Among other things, the Board considers the approval of contracts, described herein, under which certain companies provide essential management and administrative services to the Trust. Once the contracts are approved, the Board monitors the level and quality of services. Annually, the Board evaluates the services received under the contracts by receiving reports covering, among other things, investment performance, administrative services, competitiveness of fees and the Investment Managers' profitability.
The Board currently has 7 Trustees, 6 of whom have no affiliation or business connection with an Investment Manager, the Distributor or any of their affiliated persons. Each such Trustee does not own, nor do any of his or her immediate family members own, any stock or other securities issued by an Investment Manager or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an Investment Manager or the Distributor as of December 31, 2020. Also, each such Trustee is not an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Trust (each, an “Independent Trustee” and, collectively, the “Independent Trustees”). Ms. Amy J. Lee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (an “Interested Trustee”), because of her position with the Distributor and/or the parent of the Investment Managers.
The Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Guggenheim Funds Group fund complex (“Fund Complex”) overseen by each Trustee, and other directorships, if any, held by the Trustee are shown below. The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers. As of the date of this SAI, the Fund Complex is comprised of 7 closed-end funds and 150 open-end funds advised or serviced by the Investment Managers or their affiliates.
Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2014 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	157	Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (2013- present). Former: Senior Leader, TIAA (1987-2012).	156	Current: Bowhead Insurance GP, LLC (2020-present); and Hunt Companies, Inc. (2019-present). Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996- present); Co-Chief Executive Officer, ETF Flows, LLC (2019- present); Chief Executive Officer, Lydon Media (2016-present).	156	Current: US Global Investors, Inc. (GROW) (1995-present). Former: Harvest Volatility Edge Trust (3) (2017- 2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2014	Current: Of Counsel, Momkus LLP, formerly partner (2016-2020). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	157
Current: Advent
Convertible and Income
Fund (2004-present);
PPM Funds (3) (2018-
present); Edward-
Elmhurst Healthcare
System (2012-present).

Former: Western Asset
Inflation-Linked
Opportunities Fund
(2003-2020); Western
Asset Inflation-Linked
Income Fund
(2004-2020); Managed
Duration Investment
Grade Municipal Fund
(2003-2016).

Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (2007-2017).	156	Current: SPDR Series Trust (81) (2018- present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-2020). Former: SSGA Master Trust (1) (2018-2020).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2014
Current: Portfolio
Consultant (2010-
present); Member,
Governing Council,
Independent Directors
Council (2013-present);
Governor, Board of
Governors, Investment
Company Institute (2018-
present).

Former: Member,
Executive Committee,
Independent Directors
Council (2016-2018);
Vice President, Manager
and Portfolio Manager,
Nuveen Asset
Management
(1998-1999); Vice
President, Nuveen
Investment Advisory
Corp. (1992-1999); Vice
President and Manager,
Nuveen Unit Investment
Trusts (1991-1999); and
Assistant Vice President
and Portfolio Manager,
Nuveen Unit Investment
Trusts (1988-1999), each
of John Nuveen & Co.,
Inc. (1982-1999).
				156	Former: Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation- Linked Income Fund (2003-2016); Managed Duration Investment Grade Municipal Fund (2003-2016).

Name, Address* and Year of Birth of Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees During Past 5 Years***
Interested Trustee
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2007 (Vice President) Since 2014 (Chief Legal Officer)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014- present); Vice President, certain other funds in the Fund Complex (2007- present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	156	None.
*
The business address of each Trustee is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each Trustee serves during the lifetime of the Trust or until he or she dies, resigns, has reached the mandatory retirement age, is declared incompetent by a court of appropriate jurisdiction, is removed or until his or her successor is duly elected and qualified, subject to the Trust's Independent Trustees Retirement Policy and the Trust's organizational documents. Time served may include time served in the respective position for certain predecessor entities of the Trust.
***
Each Trustee also serves on the boards of trustees of Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund and Guggenheim Credit Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Funds and Transparent Value Trust. Figures provided in parentheses after the name of a fund complex indicate the number of funds overseen in that complex.
****
This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

The executive officers of the Trust (other than Ms. Lee), length of time served, and principal business occupations during the past five years are shown below.
Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018
Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief
Executive Officer and Chairman of the Board of Managers,
Guggenheim Funds Investment Advisors, LLC (2018-present);
President and Chief Executive Officer, Security Investors, LLC
(2018-present); Board Member of Guggenheim Partners Fund
Management (Europe) Limited (2018-present); Senior Managing
Director and Chief Administrative Officer, Guggenheim
Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and
Head of US Product, Trading and Fund Administration, Deutsche
Asset Management (2013-2018); Managing Director, Head of
Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014
Current: Managing Director, Guggenheim Investments (2004-
present); Assistant Treasurer, certain other funds in the Fund
Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen
Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009- present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012
Current: Chief Compliance Officer, certain other funds in the
Fund Complex (2012-present); Senior Managing Director,
Guggenheim Investments (2012-present); Vice President,
Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and
Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief
Compliance Officer, Guggenheim Distributors, LLC (2009-2014);
Senior Manager, Security Investors, LLC (2004-2014); Senior
Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017
Current: Chief Compliance Officer, Security Investors, LLC and
Guggenheim Funds Investment Advisors, LLC (2018-present);
AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director,
Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors,
LLC and Guggenheim Funds Investment Advisors, LLC
(2015-2018).

Name, Address* and Year of Birth of the Officers	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During the Past 5 Years
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014
Current: Director, Guggenheim Investments (2012-present);
Assistant Treasurer, certain other funds in the Fund Complex
(2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011);
Vice President/Assistant Treasurer, Mutual Fund Administration
for Van Kampen Investments, Inc./Morgan Stanley Investment
Management (2009-2010); Manager of Mutual Fund
Administration, Van Kampen Investments, Inc./Morgan Stanley
Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014
Current: Vice President, certain other funds in the Fund Complex
(2014-present); Managing Director, Guggenheim Investments
(2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC
(2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014
Current: Chief Financial Officer, Chief Accounting Officer and
Treasurer, certain other funds in the Fund Complex (2010-
present); Senior Managing Director, Guggenheim Investments
(2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex
(2004-2010); Managing Director and Head of Fund Accounting
and Administration, Morgan Stanley Investment Management
(2002-2004); Chief Financial Officer and Treasurer, Van Kampen
Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017
Current: Vice President, Guggenheim Investments (2017-
present); Assistant Treasurer, certain other funds in the Fund
Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and
Manager of US Fund Administration, Henderson Global Investors
(North America) Inc. (“HGINA”) (2017); Senior Analyst of US
Fund Administration, HGINA (2014-2017); Senior Associate of
Fund Administration, Cortland Capital Market Services, LLC
(2013-2014); Experienced Associate, PricewaterhouseCoopers
LLP (2012-2013).

*
The business address of each officer is c/o Guggenheim Investments, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served may include time served in the respective position for certain predecessor entities of the Trust.
Board Leadership Structure

The Board has appointed an Independent Chair, Ronald E. Toupin, Jr., who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. In addition, the Independent Chair acts as a liaison with officers, counsel and other Trustees between meetings of the Board. The Independent Chair may also perform such other functions as may be delegated by the Board from time to time. The Board has established five standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Funds’ activities, including through the review of the Trust's: contractual arrangements with service providers and the Funds’ financial statements, compliance with regulatory requirements, and performance. The Board may also establish informal working groups from time to time to review and address the policies and practices of the Trust or the Board with respect to certain specified matters.

The Independent Trustees are advised by independent legal counsel experienced in 1940 Act matters and are represented by such independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust because it allocates responsibilities among the Committees and the Board in a manner that further enhances effective oversight. The Board considered, among other things: the number of portfolios that comprise the Trust and other trusts in the Guggenheim Family of Funds overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the Guggenheim Family of Funds; and the management, distribution and other service arrangements of each Fund, the Trust and the Guggenheim Family of Funds. The Board may at any time and in its discretion change this leadership structure.
Qualifications and Experience of Trustees

The Trustees considered the educational, business and professional experience of each Board member and the service by each Trustee as a trustee of other funds in the Fund Complex. The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for the Independent Trustees, a demonstrated willingness to take an independent and questioning view of management. The Trustees also considered, among other factors, the particular attributes described below with respect to the individual Board members. References to the experience, qualifications, attributes and skills of Trustees are pursuant to Securities and Exchange Commission (“SEC”) requirements, do not constitute holding out of the Board or any Trustee as having special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Randall C. Barnes—Mr. Barnes has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2004. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Valuation Oversight Committee, his service on other registered investment company boards, prior employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc. and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.
Angela Brock-Kyle—Ms. Brock-Kyle has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, prior employment experience, including at TIAA where she spent 25 years in leadership roles, and her experience serving on the boards of public, private and non-profit organizations, including service as audit committee chair and as a member of governance and nominating committees, Ms. Brock-Kyle is experienced in financial, accounting, governance and investment matters.
Thomas F. Lydon, Jr.—Mr. Lydon has served as a Trustee of the Trust since November 2019 and as a trustee of other funds in the Fund Complex since 2005. Through his service as a Trustee and a trustee of other funds in the Fund Complex, his experience as President of Global Trends Investments, a registered investment adviser, his service on the board of U.S. Global Investors, Inc. (GROW), an investment adviser and transfer agent, as well as his prior service on another registered investment company board and his authorship and editorial experience regarding exchange-traded funds, Mr. Lydon is experienced in financial, investment and governance matters.
Ronald A. Nyberg—Mr. Nyberg has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as Chair of the Nominating & Governance Committee, his service on other registered investment company boards, his professional training and experience as an attorney and his former experience as partner of the law firm, Momkus LLC, and Nyberg & Cassioppi, LLC, and Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.
Sandra G. Sponem—Ms. Sponem has served as a Trustee of the Trust since November 2019 and as a trustee of certain funds in the Fund Complex since 2016. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chair of the Audit Committee, her service on other registered investment company boards, her prior employment experience, including as Chief Financial Officer of Piper Jaffray Companies, Inc. (now Piper Sandler Companies) and its predecessor, U.S. Bancorp Piper Jaffray, Inc., and as Senior Vice President and Chief Financial Officer of M.A. Mortenson Company, a construction and real estate development company, her

Certified Public Accountant designation and previously held securities licenses and extensive knowledge of accounting and finance and the financial services industry, Ms. Sponem is experienced in accounting, financial, governance and investment matters. The Board has determined that Ms. Sponem is an “audit committee financial expert” as defined by the SEC.
Ronald E. Toupin, Jr.—Mr. Toupin has served as a Trustee of the Trust since 2014 and as a trustee of certain funds in the Fund Complex since 2003. Mr. Toupin currently serves on the Governing Council of the Independent Directors Council (IDC) of the Investment Company Institute (ICI) and on the Board of Governors of the ICI. Through his service as a Trustee and a trustee of other funds in the Fund Complex, as well as the Independent Chair of the Board, his prior service on other registered investment company boards, and his professional training and prior employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.
Amy J. Lee—Ms. Lee has served as a Trustee of the Trust and as a trustee of certain funds in the Fund Complex since 2018. Through her service as a Trustee and a trustee of other funds in the Fund Complex, her service as Chief Legal Officer of the Trust and certain other funds in the Fund Complex, her service as Senior Managing Director of Guggenheim Investments, as well as her prior experience as Associate General Counsel of Security Benefit Corporation, Ms. Lee is experienced in financial, legal, regulatory and governance matters.
Each Trustee also has considerable familiarity with the Trust, the Investment Managers and other service providers, and their operations, as well as the special regulatory requirements governing registered investment companies and the special responsibilities of investment company trustees as a result of his/her substantial prior service as a Trustee of the funds in the Fund Complex.
Board’s Role in Risk Oversight

The day-to-day business of the Funds, including the day-to-day management and administration of the Funds and of the risks that arise from the Funds’ investments and operations, is performed by third-party service providers, primarily the Investment Managers and the Distributor. Consistent with its responsibility for oversight of the Trust, the Board is responsible for overseeing the service providers and thus, has oversight responsibility with respect to the risk management functions performed by those service providers. Risks to the Funds and the Trust include, among others, investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk, as well as the overall business risk relating to the Funds. The risk management function seeks to identify and mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, investment performance or reputation of the Funds. Under the oversight of the Board, the service providers to the Funds employ a variety of processes, procedures and controls to seek to identify risks relevant to the operations of the Funds and to lessen the probability of the occurrence of such risks and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Funds’ business and consequently, for managing risks associated with that activity. Each of the Investment Managers, the Distributor and other service providers has its own independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models. Accordingly, Board oversight of different types of risks may be handled in different ways. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.
The Board oversees risk management for the Funds directly and through the committee structure it has established. The Board has established the Audit Committee, the Nominating and Governance Committee, the Contracts Review Committee and the Valuation Oversight Committee to assist in its oversight functions, including its oversight of the risks each Fund faces. For instance, the Audit Committee receives reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters. In addition, the Board has established an Executive Committee to act on the Board’s behalf, to the extent permitted and as necessary, in between meetings of the Board. Each committee reports its activities to the Board on a regular basis. The Board also oversees the risk management of the Funds’ operations by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including, in particular, the Trust’s Chief Compliance Officer, its independent registered public accounting firm and Guggenheim Investments' Chief Risk Officer and internal auditors for the Investment Managers or their affiliates, as applicable. In this connection, the Board requires officers of the Trust to report a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. On at least a quarterly basis, the Board meets with the Trust’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the adequacy of the policies and procedures of the Trust and certain service providers and the effectiveness of their implementation. The Board, with the assistance of Trust management, reviews investment policies and risks in connection with its review of the Funds’ performance. In addition, the Board receives reports from the Investment Managers on the investments and securities trading of the Funds. With respect to valuation, the Valuation Oversight Committee oversees a pricing committee comprised of Trust officers and personnel of the Investment Managers. The Board has approved valuation procedures applicable to valuing the Funds’ securities and other assets, which the Valuation Oversight Committee and the Audit Committee periodically review. The Board also requires each Investment Manager to report to the Board on other matters relating to risk management on a regular and as-needed basis.
The Board oversees the Funds’ liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Investment Managers. Additionally, as required by Rule 22e-4 under the 1940 Act, the Trust implemented the Liquidity Program, which is reasonably designed to assess and manage the Funds’ liquidity risk. The Board, including a majority of the Independent Trustees, approved the designation of a liquidity risk management program administrator (the "Liquidity Program Administrator") which is responsible for administering the Liquidity Program. The Board will review, no less frequently than annually, a written report prepared by the Liquidity Program Administrator that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness of implementation.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to seek to achieve the Funds’ investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Moreover, despite the periodic reports the Board receives, it may not be made aware of all of the relevant information of a particular risk. Most of the Funds’ investment management and business affairs are carried out by or through the Investment Managers, Distributor and other service providers, most of whom employ professional personnel who have risk management responsibilities and each of whom has an independent interest in risk management, which interest could differ from or conflict with that of the other funds that are advised by the Investment Managers. The role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust's investments, operations or activities. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to limitations. The Board may at any time and in its discretion change how it administers its risk oversight function.
Board Committees

Audit Committee— The Board has an Audit Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Ms. Sponem serves as Chair of the Audit Committee.
The Audit Committee is generally responsible for certain oversight matters, such as reviewing the Funds' systems for accounting, financial reporting and internal controls and, as appropriate, the internal controls of certain service providers, overseeing the integrity of the Funds' financial statements (and the audit thereof), as well as the qualifications, independence and performance of the Funds' independent registered public accounting firm. The Audit Committee is also responsible for recommending to the Board the appointment, retention and termination of the Trust's independent registered public accounting firm and acting as a liaison between the Board and the Trust's independent registered public accounting firm.
The Audit Committee held five meetings during the Funds’ most recently completed fiscal year.
Contracts Review Committee—The Board has a Contracts Review Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Lydon serves as Chair of the Contracts Review Committee. The purpose of the Contracts Review Committee is to assist the Board in overseeing the evaluation of certain contracts to which the Trust, on behalf of each Fund, is or is proposed to be a party to ensure that the interests of the Funds and its shareholders are served by the terms of these contracts. The Committee’s primary function is to oversee the process of evaluating existing investment advisory and subadvisory agreements, administration agreements, distribution agreements and distribution and/or shareholder services plans pursuant to Rule 12b-1 under the 1940 Act. In addition, at its discretion or at the request of the Board, the Committee reviews and makes recommendations to the Board with respect to any contract to which the Trust, on behalf of each Fund, is or is proposed to be a party. The Contracts Review Committee held three meetings during the Funds’ most recently completed fiscal year.
Executive Committee— The Board has an Executive Committee, which is composed of Sandra G. Sponem and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management of the business of the Funds. Mr. Toupin serves as Chair of the Executive Committee. However, the Executive Committee cannot, among other things, authorize dividends or distributions on shares, amend the bylaws or recommend to the shareholders any action which requires shareholder approval. The Executive Committee held no meetings during the Funds’ most recently completed fiscal year.
Nominating and Governance Committee— The Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, and Ronald E. Toupin, Jr., each of whom is an Independent Trustee. Mr. Nyberg serves as Chair of the Nominating and Governance Committee.
The purpose of the Nominating and Governance Committee is to review matters pertaining to the composition, committees, and operations of the Board. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist and shall assess shareholder recommendations in the same manner as it reviews its own candidates. The Board does not have a standing compensation committee. The Nominating and Governance Committee held two meetings during the Funds’ most recently completed fiscal year.
Valuation Oversight Committee— The Board has a Valuation Oversight Committee, which is composed of Randall C. Barnes, Angela Brock-Kyle and Sandra G. Sponem, each of whom is an Independent Trustee. Mr. Barnes serves as Chair of the Valuation Oversight Committee. The Valuation Oversight Committee assists the Board in overseeing the activities of Guggenheim's Valuation Committee and the valuation of securities and other assets held by the Funds. Duties of the Valuation Oversight Committee include reviewing the Funds’ valuation procedures, evaluating pricing services that are being used for the Funds, and receiving reports relating to actions taken by Guggenheim's Valuation Committee. The Valuation Oversight Committee held four meetings during the Funds’ most recently completed fiscal year.
Remuneration of Trustees

The Independent Trustees of the Trust receive from the Fund Complex a general annual retainer for service on covered boards. Additional annual retainer fees are paid to: the Independent Chair of the Board; the Chair (and Vice Chair, if any) of each of the Audit Committee, the Contracts Review Committee, and the Nominating and Governance Committee; and each member of the Valuation Oversight Committee. In addition, fees are paid for special Board or Committee meetings, whether telephonic or in-person. No per meeting fee applies to meetings of the Valuation Oversight Committee. The Trust also reimburses each Independent Trustee for reasonable travel and other out-of-pocket expenses incurred in attending in-person meetings, which are not included in the compensation amounts shown below. Each Fund pays proportionately its respective share of Independent Trustees’ fees and expenses based in part on a per capita allocation and in part based on relative net assets.
The Trustees did not accrue any pension or retirement benefits as part of Trust expenses, nor will they receive any annual benefits upon retirement. The Trustees also did not accrue any deferred compensation nor is any amount of deferred compensation payable by the Trust. The aggregate compensation paid by the Trust, and the aggregate compensation paid by the Fund Complex, including the Family of Funds, to each of the Independent Trustees during the Funds’ most recently completed fiscal year is set forth below.

Name of Independent Trustees	Aggregate Compensation from the Trust	Aggregate Compensation from the Fund Complex[1], including the Family of Funds
Randall C. Barnes	$114,602	$395,403
Angela Brock-Kyle	$114,602	$310,510
Donald A. Chubb, Jr.[2]	$120,669	$314,653
Dr. Jerry B. Farley[2]	$117,879	$330,438
Roman Friedrich III[2]	$116,728	$323,296
Thomas F. Lydon, Jr.	$144,903	$314,260
Ronald A. Nyberg	$81,225	$399,225
Sandra G. Sponem	$80,737	$348,647
Ronald E. Toupin, Jr.	$88,710	$397,045
1
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Manager.
2In accordance with the Trust’s Independent Trustee Retirement Policy, Messrs. Donald A. Chubb, Jerry B. Farley and Roman Friedrich III resigned from the Board effective on April 8, 2021.
Each Investment Manager compensates its officers and directors who may also serve as officers or Trustees. The Trust does not pay any fees to, or reimburse expenses of, the Interested Trustee.
Trustees’ Ownership of Securities

As of the end of the most recently completed calendar year, the Trustees beneficially owned shares of the Funds in the dollar ranges set forth below and also beneficially owned shares of other funds in the Fund Complex in the dollar ranges set forth below. If a Fund is not shown for a Trustee, the Trustee did not beneficially own shares of the Fund as of the end of most recently completed calendar year.
Name of Independent Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Randall C. Barnes	N/A	None	Over $100,000
Angela Brock-Kyle	Total Return Bond Fund	$10,001-$50,000	$50,001-$100,000
	Macro Opportunities Fund	$10,001-$50,000
Thomas F. Lydon, Jr.	SMid Cap Value Fund	$50,001-$100,000	Over $100,000
Ronald A. Nyberg	N/A	None	Over $100,000
Sandra G. Sponem	High Yield Fund	$10,001-$50,000	Over $100,000
	Total Return Bond Fund	Over $100,000
Ronald E. Toupin, Jr.	Total Return Bond Fund	$50,001-$100,000	Over $100,000
	Macro Opportunities Fund	$50,001-$100,000
	Core Bond Fund	$50,001-$100,000
	Macro Opportunities Fund	$50,001-$100,000
	StylePlus—Large Core Fund	$50,001-$100,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.

Name of Interested Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Fund Complex*, Including the Family of Funds
Amy J. Lee	StylePlus—Mid Growth Fund	$10,001-$50,000	Over $100,000
	Macro Opportunities Fund	$1-$10,000
	World Equity Income Fund	$1-$10,000
*
The “Fund Complex” includes all closed- and open-end funds (including all of their portfolios) advised by the Investment Managers and any funds that have an investment adviser or servicing agent that is an affiliated person of the Investment Managers.
Principal Holders of Securities

As of December 31, 2020, the Funds' officers and Trustees (as a group) beneficially owned: 4.27% of the outstanding Class A shares of Alpha Opportunity Fund; 24.82% of the outstanding Class P shares of StylePlus—Large Core Fund; 83.92% of the outstanding Class P shares of StylePlus—Mid Growth Fund; 1.58% of the outstanding Class A shares of World Equity Income Fund; and less than 1.00% of the total outstanding shares of any remaining class of the Funds.
As of December 31, 2020, the following entities owned, of record or beneficially unless otherwise indicated, 5% or more of the total outstanding shares of any class of a Fund:
Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	ALPHA OPPORTUNITY FUND	A	13.38%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	ALPHA OPPORTUNITY FUND	A	6.14%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	ALPHA OPPORTUNITY FUND	A	6.30%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ALPHA OPPORTUNITY FUND	A	13.03%
JERRY B FARLEY AND/SUSAN L FARLEY JTWROS	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	ALPHA OPPORTUNITY FUND	A	9.08%
KATHLEEN RENEE MOOREFIELD (ROTH)	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	ALPHA OPPORTUNITY FUND	C	5.66%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	ALPHA OPPORTUNITY FUND	C	10.83%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	ALPHA OPPORTUNITY FUND	C	11.94%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	ALPHA OPPORTUNITY FUND	C	28.61%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ALPHA OPPORTUNITY FUND	C	8.12%
VANGUARD BROKERAGE SERVICES	P. O. BOX 1170 VALLEY FORGE PA 19482-1170	ALPHA OPPORTUNITY FUND	C	20.01%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ALPHA OPPORTUNITY FUND	I	7.45%
GUGGENHEIM MACRO OPPORTUNITIES FUND[2]	227 W MONROE ST, STE 4900 CHICAGO, IL 60606	ALPHA OPPORTUNITY FUND	I	80.04%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
WILSHIRE INSTITUTIONAL MASTER FUND SPC/ GUGGENHEIM ALPHA SEGREGATED PORTFOLIO	190 ELGIN AVENUE GEORGE TOWN GRAND CAYMAN KY1-9005	ALPHA OPPORTUNITY FUND	I	5.14%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	ALPHA OPPORTUNITY FUND	P	9.97%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	ALPHA OPPORTUNITY FUND	P	51.03%
INTERACTIVE BROKERS LLC	2 PICKWICK PLAZA GREENWICH, CT 06830	ALPHA OPPORTUNITY FUND	P	35.78%
GUGGENHEIM FUNDS DISTRIBUTORS LLC[2]	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	DIVERSIFIED INCOME FUND	A	46.68%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	DIVERSIFIED INCOME FUND	A	12.23%
BEVERLY S HYDE	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	DIVERSIFIED INCOME FUND	A	31.16%
GUGGENHEIM FUNDS DISTRIBUTORS LLC[2]	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	DIVERSIFIED INCOME FUND	C	60.23%
DONNA MARSH (RIRA)	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	DIVERSIFIED INCOME FUND	C	39.77%
GUGGENHEIM FUNDS DISTRIBUTORS LLC[2]	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	DIVERSIFIED INCOME FUND	I	97.64%
GUGGENHEIM FUNDS DISTRIBUTORS LLC[2]	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	DIVERSIFIED INCOME FUND	P	95.66%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	FLOATING RATE STRATEGIES FUND	A	26.87%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	FLOATING RATE STRATEGIES FUND	A	7.04%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	FLOATING RATE STRATEGIES FUND	A	21.55%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	FLOATING RATE STRATEGIES FUND	A	16.11%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	FLOATING RATE STRATEGIES FUND	A	5.76%
NFS LLC FEBO CUSTOMERS	200 LIBERTY STREET NEW YORK, NY 10281	FLOATING RATE STRATEGIES FUND	C	9.04%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	FLOATING RATE STRATEGIES FUND	C	12.23%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	FLOATING RATE STRATEGIES FUND	C	22.70%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	FLOATING RATE STRATEGIES FUND	C	11.29%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	FLOATING RATE STRATEGIES FUND	C	5.05%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	FLOATING RATE STRATEGIES FUND	C	9.62%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	FLOATING RATE STRATEGIES FUND	C	9.51%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	FLOATING RATE STRATEGIES FUND	I	16.63%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	FLOATING RATE STRATEGIES FUND	I	11.32%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	FLOATING RATE STRATEGIES FUND	I	14.20%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	FLOATING RATE STRATEGIES FUND	I	10.51%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	FLOATING RATE STRATEGIES FUND	I	10.28%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	FLOATING RATE STRATEGIES FUND	I	5.07%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	FLOATING RATE STRATEGIES FUND	P	19.75%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	FLOATING RATE STRATEGIES FUND	P	54.97%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	FLOATING RATE STRATEGIES FUND	P	22.34%
J.P. MORGAN SECURITIES LLC FBO CUSTOMERS	4 CHASE METROTECH CENTER BROOKLYN, NY 11245-0001	FLOATING RATE STRATEGIES FUND	R6	24.40%
GUGGENHEIM FUNDS TRUST/ GUGGENHEIM DIVERSIFIED INCOME FUND	805 KING FARM BLVD STE 600 ROCKVILLE, MD 20850	FLOATING RATE STRATEGIES FUND	R6	75.05%
NFS LLC FEBO CUSTOMERS	200 LIBERTY STREET NEW YORK, NY 10281	HIGH YIELD FUND	A	5.37%
SECURITY BENEFIT LIFE INSURANCE CO	5801 SW 6TH AVE TOPEKA KS 66636-1000	HIGH YIELD FUND	A	6.28%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	HIGH YIELD FUND	A	44.29%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	HIGH YIELD FUND	A	6.05%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	HIGH YIELD FUND	A	5.49%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	HIGH YIELD FUND	C	7.17%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	HIGH YIELD FUND	C	27.24%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	HIGH YIELD FUND	C	7.64%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	HIGH YIELD FUND	C	5.62%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	HIGH YIELD FUND	C	6.62%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	HIGH YIELD FUND	C	22.88%
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS, MN 55402-2405	HIGH YIELD FUND	C	5.47%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	HIGH YIELD FUND	I	12.62%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	HIGH YIELD FUND	I	20.59%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	HIGH YIELD FUND	I	13.21%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	HIGH YIELD FUND	I	10.60%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	HIGH YIELD FUND	I	5.18%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	HIGH YIELD FUND	I	22.83%
MAC & CO2	500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	HIGH YIELD FUND	R6	98.40%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	CORE BOND FUND	A	5.62%
SECURITY BENEFIT LIFE INSURANCE CO	5801 SW 6TH AVE TOPEKA KS 66636-1000	CORE BOND FUND	A	6.00%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	CORE BOND FUND	A	49.34%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	CORE BOND FUND	C	7.97%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	CORE BOND FUND	C	10.34%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	CORE BOND FUND	C	13.54%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	CORE BOND FUND	C	23.00%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	CORE BOND FUND	C	6.86%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	CORE BOND FUND	C	8.84%
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS, MN 55402-2405	CORE BOND FUND	C	8.38%
CENTENNIAL BANK TRUST	PO BOX 7514 JONESBORO AR 72403	CORE BOND FUND	C	7.65%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	CORE BOND FUND	I	6.69%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	CORE BOND FUND	I	12.44%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	CORE BOND FUND	I	14.40%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	CORE BOND FUND	I	6.19%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	CORE BOND FUND	I	9.21%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	CORE BOND FUND	I	12.83%
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS, MN 55402-2405	CORE BOND FUND	I	15.49%
BENEFIT TRUST COMPANY FBO CUSTOMERS	PO BOX 12765 OVERLAND PARK KS 66282	CORE BOND FUND	I	10.58%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	CORE BOND FUND	P	25.45%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	CORE BOND FUND	P	64.08%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	CORE BOND FUND	P	8.45%
SECURITY BENEFIT LIFE INSURANCE CO	5801 SW 6TH AVE TOPEKA KS 66636-1000	LARGE CAP VALUE FUND	A	25.77%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	LARGE CAP VALUE FUND	A	19.60%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	LARGE CAP VALUE FUND	A	5.03%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	LARGE CAP VALUE FUND	C	6.93%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	LARGE CAP VALUE FUND	C	5.48%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	LARGE CAP VALUE FUND	C	5.43%
CAROL R LEE (ROTH)	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	LARGE CAP VALUE FUND	C	7.43%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LARGE CAP VALUE FUND	C	14.36%
TERRY R HALBERT (SIMPLE)	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	LARGE CAP VALUE FUND	C	5.52%
TERRI L SEIKEL (SIMPLE)	702 KING FARM BLVD, SUITE 200, ROCKVILLE, MD 20850	LARGE CAP VALUE FUND	C	7.16%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	LARGE CAP VALUE FUND	I	35.15%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LARGE CAP VALUE FUND	I	15.98%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	LARGE CAP VALUE FUND	I	10.14%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LARGE CAP VALUE FUND	I	15.04%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	LARGE CAP VALUE FUND	I	19.87%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	LARGE CAP VALUE FUND	P	10.08%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LARGE CAP VALUE FUND	P	79.44%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LARGE CAP VALUE FUND	P	7.37%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	LIMITED DURATION FUND	A	17.83%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	LIMITED DURATION FUND	A	32.95%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	LIMITED DURATION FUND	A	15.88%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	LIMITED DURATION FUND	A	5.06%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	LIMITED DURATION FUND	A	5.47%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	LIMITED DURATION FUND	C	18.38%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	LIMITED DURATION FUND	C	28.81%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	LIMITED DURATION FUND	C	17.58%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	LIMITED DURATION FUND	C	6.68%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	LIMITED DURATION FUND	C	10.11%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LIMITED DURATION FUND	C	6.47%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	LIMITED DURATION FUND	I	17.68%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	LIMITED DURATION FUND	I	6.50%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LIMITED DURATION FUND	I	13.84%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	LIMITED DURATION FUND	I	25.26%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	LIMITED DURATION FUND	I	5.44%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	LIMITED DURATION FUND	I	6.15%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	LIMITED DURATION FUND	I	6.45%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	LIMITED DURATION FUND	P	30.68%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	LIMITED DURATION FUND	P	24.45%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	LIMITED DURATION FUND	P	42.88%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	LIMITED DURATION FUND	R6	17.75%
J.P. MORGAN SECURITIES LLC FBO CUSTOMERS	4 CHASE METROTECH CENTER BROOKLYN, NY 11245-0001	LIMITED DURATION FUND	R6	82.22%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	MACRO OPPORTUNITIES FUND	A	15.86%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MACRO OPPORTUNITIES FUND	A	14.01%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MACRO OPPORTUNITIES FUND	A	22.87%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	MACRO OPPORTUNITIES FUND	A	8.62%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MACRO OPPORTUNITIES FUND	A	8.47%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	MACRO OPPORTUNITIES FUND	C	10.53%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MACRO OPPORTUNITIES FUND	C	6.83%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MACRO OPPORTUNITIES FUND	C	21.06%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	MACRO OPPORTUNITIES FUND	C	18.26%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	MACRO OPPORTUNITIES FUND	C	10.13%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	MACRO OPPORTUNITIES FUND	C	9.41%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	MACRO OPPORTUNITIES FUND	C	6.55%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	MACRO OPPORTUNITIES FUND	I	12.23%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MACRO OPPORTUNITIES FUND	I	14.69%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MACRO OPPORTUNITIES FUND	I	11.55%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MACRO OPPORTUNITIES FUND	I	18.83%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	MACRO OPPORTUNITIES FUND	I	11.24%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	MACRO OPPORTUNITIES FUND	I	6.01%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	MACRO OPPORTUNITIES FUND	I	7.42%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MACRO OPPORTUNITIES FUND	P	56.69%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MACRO OPPORTUNITIES FUND	P	8.88%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	MACRO OPPORTUNITIES FUND	P	30.44%
J.P. MORGAN SECURITIES LLC FBO CUSTOMERS	4 CHASE METROTECH CENTER BROOKLYN, NY 11245-0001	MACRO OPPORTUNITIES FUND	R6	46.54%
BENEFIT TRUST COMPANY FBO CUSTOMERS	PO BOX 12765 OVERLAND PARK KS 66211	MACRO OPPORTUNITIES FUND	R6	52.54%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MARKET NEUTRAL REAL ESTATE FUND	A	88.30%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	MARKET NEUTRAL REAL ESTATE FUND	C	37.83%
SECURITY INVESTORS LLC	227 WEST MONROE ST STE 4900 CHICAGO, IL 60606	MARKET NEUTRAL REAL ESTATE FUND	C	38.90%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MARKET NEUTRAL REAL ESTATE FUND	C	23.09%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MARKET NEUTRAL REAL ESTATE FUND	I	32.41%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MARKET NEUTRAL REAL ESTATE FUND	I	22.91%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	MARKET NEUTRAL REAL ESTATE FUND	I	5.86%
SECURITY INVESTORS LLC	227 WEST MONROE ST STE 4900 CHICAGO, IL 60606	MARKET NEUTRAL REAL ESTATE FUND	I	10.90%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	MARKET NEUTRAL REAL ESTATE FUND	I	22.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MARKET NEUTRAL REAL ESTATE FUND	P	89.81%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	MUNICIPAL INCOME FUND	A	6.94%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MUNICIPAL INCOME FUND	A	7.63%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MUNICIPAL INCOME FUND	A	8.82%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS[2]	2801 MARKET STREET SAINT LOUIS, MO 63103	MUNICIPAL INCOME FUND	A	50.95%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MUNICIPAL INCOME FUND	C	19.04%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS[2]	2801 MARKET STREET SAINT LOUIS, MO 63103	MUNICIPAL INCOME FUND	C	11.59%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	MUNICIPAL INCOME FUND	C	28.97%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	MUNICIPAL INCOME FUND	C	7.87%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	MUNICIPAL INCOME FUND	C	11.77%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MUNICIPAL INCOME FUND	C	8.47%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MUNICIPAL INCOME FUND	I	9.83%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MUNICIPAL INCOME FUND	I	15.13%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	MUNICIPAL INCOME FUND	I	11.23%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS[2]	2801 MARKET STREET SAINT LOUIS, MO 63103	MUNICIPAL INCOME FUND	I	6.78%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	MUNICIPAL INCOME FUND	I	31.82%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	MUNICIPAL INCOME FUND	I	8.90%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	MUNICIPAL INCOME FUND	I	11.78%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	MUNICIPAL INCOME FUND	P	6.43%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	MUNICIPAL INCOME FUND	P	23.49%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	MUNICIPAL INCOME FUND	P	42.45%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	MUNICIPAL INCOME FUND	P	18.06%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	MUNICIPAL INCOME FUND	P	9.57%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	RISK MANAGED REAL ESTATE FUND	A	65.92%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	RISK MANAGED REAL ESTATE FUND	A	5.49%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	RISK MANAGED REAL ESTATE FUND	A	7.91%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	RISK MANAGED REAL ESTATE FUND	A	5.92%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RISK MANAGED REAL ESTATE FUND	A	5.74%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	RISK MANAGED REAL ESTATE FUND	C	32.08%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	RISK MANAGED REAL ESTATE FUND	C	14.36%
CENTENNIAL BANK TRUST	PO BOX 7514 JONESBORO AR 72403	RISK MANAGED REAL ESTATE FUND	C	20.19%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RISK MANAGED REAL ESTATE FUND	C	5.10%
AXOS CLEARING LLC	1200 LANDMARK CENTER, STE 800 OMAHA, NE 68102	RISK MANAGED REAL ESTATE FUND	C	9.50%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	RISK MANAGED REAL ESTATE FUND	I	17.16%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RISK MANAGED REAL ESTATE FUND	I	6.46%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	RISK MANAGED REAL ESTATE FUND	I	7.95%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	RISK MANAGED REAL ESTATE FUND	I	11.78%
GUGGENHEIM MACRO OPPORTUNITIES FUND	227 W MONROE ST, STE 4900 CHICAGO, IL 60606	RISK MANAGED REAL ESTATE FUND	I	6.12%
NATIONAL BANK OF CANADA	1155 METCALFE ST 1ST FLOOR MONTREAL, QUEBEC, H3B 5G2, CANADA	RISK MANAGED REAL ESTATE FUND	I	5.74%
ING FINANCIAL MARKETS LLC	1133 AVE OF THE AMERICAS, 7TH FL NEW YORK, NY 10036	RISK MANAGED REAL ESTATE FUND	I	7.84%
GOLDMAN, SACHS & CO.	200 WEST ST NEW YORK, NY 10282	RISK MANAGED REAL ESTATE FUND	I	7.20%
GERLACH & CO, LLC	3800 CITIGROUP CENTER BUILDING B3-14 TAMPA, FL 33610	RISK MANAGED REAL ESTATE FUND	I	8.70%
SEI PRIVATE TRUST COMPANY	ONE FREEDOME VALLEY DRIVE OAKS, PA 19456	RISK MANAGED REAL ESTATE FUND	I	10.31%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	RISK MANAGED REAL ESTATE FUND	P	33.53%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	RISK MANAGED REAL ESTATE FUND	P	49.84%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	RISK MANAGED REAL ESTATE FUND	P	15.21%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	SMALL CAP VALUE FUND	A	37.10%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	SMALL CAP VALUE FUND	A	7.91%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	SMALL CAP VALUE FUND	A	5.88%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMALL CAP VALUE FUND	A	7.60%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	SMALL CAP VALUE FUND	C	30.55%
RBC CAPITAL MARKETS LLC	60 SOUTH SIXTH ST-P08 MINNEAPOLIS, MN 55402-4400	SMALL CAP VALUE FUND	C	12.16%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	SMALL CAP VALUE FUND	C	10.87%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	SMALL CAP VALUE FUND	C	5.89%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMALL CAP VALUE FUND	C	10.95%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	SMALL CAP VALUE FUND	I	10.12%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMALL CAP VALUE FUND	I	34.54%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	SMALL CAP VALUE FUND	I	29.28%
NATIONWIDE TRUST COMPANY	PO BOX 182029 COLUMBUS OH 43218-2029	SMALL CAP VALUE FUND	I	9.55%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	SMALL CAP VALUE FUND	P	38.75%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	SMALL CAP VALUE FUND	P	46.23%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	SMALL CAP VALUE FUND	P	15.02%
NFS LLC FEBO CUSTOMERS	200 LIBERTY STREET NEW YORK, NY 10281	SMID CAP VALUE FUND	A	6.87%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	SMID CAP VALUE FUND	A	39.87%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	SMID CAP VALUE FUND	A	6.20%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	SMID CAP VALUE FUND	C	17.13%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	SMID CAP VALUE FUND	C	7.38%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	SMID CAP VALUE FUND	C	5.79%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	SMID CAP VALUE FUND	C	11.81%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	SMID CAP VALUE FUND	C	10.80%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMID CAP VALUE FUND	C	16.83%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	SMID CAP VALUE FUND	I	23.52%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	SMID CAP VALUE FUND	I	11.80%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMID CAP VALUE FUND	I	9.60%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	SMID CAP VALUE FUND	I	5.20%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN ST SAN FRANCISCO, CA 94105	SMID CAP VALUE FUND	I	12.85%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	SMID CAP VALUE FUND	I	14.09%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	SMID CAP VALUE FUND	P	11.03%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	SMID CAP VALUE FUND	P	70.19%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	SMID CAP VALUE FUND	P	9.79%
SECURITY BENEFIT LIFE INSURANCE CO	5801 SW 6TH AVE TOPEKA KS 66636-1000	STYLEPLUS—LARGE CORE FUND	A	8.47%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	STYLEPLUS—LARGE CORE FUND	A	11.17%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	STYLEPLUS—LARGE CORE FUND	C	13.91%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	STYLEPLUS—LARGE CORE FUND	C	11.65%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	STYLEPLUS—LARGE CORE FUND	C	14.04%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	STYLEPLUS—LARGE CORE FUND	C	15.36%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	STYLEPLUS—LARGE CORE FUND	I	9.90%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	STYLEPLUS—LARGE CORE FUND	I	7.82%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	STYLEPLUS—LARGE CORE FUND	I	9.12%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	STYLEPLUS—LARGE CORE FUND	I	11.99%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	STYLEPLUS—LARGE CORE FUND	I	33.38%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	STYLEPLUS—LARGE CORE FUND	P	6.56%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	STYLEPLUS—LARGE CORE FUND	P	6.44%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	STYLEPLUS—LARGE CORE FUND	P	68.04%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	STYLEPLUS—LARGE CORE FUND	P	15.99%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	STYLEPLUS—MID GROWTH FUND	A	22.03%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	STYLEPLUS—MID GROWTH FUND	C	6.31%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	STYLEPLUS—MID GROWTH FUND	C	11.47%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	STYLEPLUS—MID GROWTH FUND	C	5.51%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	STYLEPLUS—MID GROWTH FUND	C	17.98%
TD AMERITRADE FBO CUSTOMERS	415 BEAUMONT CIR WEST CHESTER PA 19380	STYLEPLUS—MID GROWTH FUND	C	6.27%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	STYLEPLUS—MID GROWTH FUND	I	35.30%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	STYLEPLUS—MID GROWTH FUND	I	7.09%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	STYLEPLUS—MID GROWTH FUND	I	5.59%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	STYLEPLUS—MID GROWTH FUND	I	10.33%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	TOTAL RETURN BOND FUND	A	13.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	TOTAL RETURN BOND FUND	A	6.70%
SECURITY FINANCIAL RESOURCES	5801 SW 6TH AVE TOPEKA KS 66636-1000	TOTAL RETURN BOND FUND	A	15.60%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	TOTAL RETURN BOND FUND	A	11.66%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	TOTAL RETURN BOND FUND	A	7.99%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	TOTAL RETURN BOND FUND	A	9.21%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	TOTAL RETURN BOND FUND	A	7.25%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	TOTAL RETURN BOND FUND	C	13.80%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	TOTAL RETURN BOND FUND	C	18.86%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	TOTAL RETURN BOND FUND	C	17.78%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	TOTAL RETURN BOND FUND	C	6.82%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	TOTAL RETURN BOND FUND	C	5.88%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	TOTAL RETURN BOND FUND	C	8.03%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	TOTAL RETURN BOND FUND	C	12.95%
AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE SOUTH MINNEAPOLIS, MN 55402-2405	TOTAL RETURN BOND FUND	C	5.05%
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC./FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE E, 3RD FLOOR JACKSONVILLE, FL 32246	TOTAL RETURN BOND FUND	I	10.41%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	TOTAL RETURN BOND FUND	I	16.15%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	TOTAL RETURN BOND FUND	I	13.52%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	TOTAL RETURN BOND FUND	I	11.99%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	TOTAL RETURN BOND FUND	I	6.44%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	TOTAL RETURN BOND FUND	I	5.42%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	TOTAL RETURN BOND FUND	I	9.20%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	TOTAL RETURN BOND FUND	P	45.80%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	TOTAL RETURN BOND FUND	P	37.98%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	TOTAL RETURN BOND FUND	P	14.80%
NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD JERSEY CITY, NJ 07310	TOTAL RETURN BOND FUND	R6	10.53%
J.P. MORGAN SECURITIES LLC FBO CUSTOMERS	4 CHASE METROTECH CENTER BROOKLYN, NY 11245-0001	TOTAL RETURN BOND FUND	R6	45.35%
MATRIX TRUST COMPANY FBO CUSTOMERS	717 17th Street SUITE 1300 DENVER CO 80202	TOTAL RETURN BOND FUND	R6	9.35%
DCGT AS TTEE AND/OR CUST/ FBO CUSTOMERS	711 HIGH STREET DES MOINES, IA 50392	TOTAL RETURN BOND FUND	R6	10.22%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	ULTRA SHORT DURATION FUND	A	24.22%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	ULTRA SHORT DURATION FUND	A	57.66%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS[2]	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	ULTRA SHORT DURATION FUND	A	6.97%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	ULTRA SHORT DURATION FUND	A	6.12%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	ULTRA SHORT DURATION FUND	I	6.00%
UBS FINANCIAL SERVICES INC. FBO CUSTOMERS[2]	1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	ULTRA SHORT DURATION FUND	I	28.62%
GUGGENHEIM STYLEPLUS LARGE CORE	227 W MONROE ST STE 4900 CHICAGO, IL 60606	ULTRA SHORT DURATION FUND	I	7.19%
GUGGENHEIM STYLEPLUS /LARGE CORE SERIES A	227 W MONROE ST STE 4900 CHICAGO, IL 60606	ULTRA SHORT DURATION FUND	I	6.69%
GUGGENHEIM STYLEPLUS /MID GROWTH SERIES J	227 W MONROE ST STE 4900 CHICAGO, IL 60606	ULTRA SHORT DURATION FUND	I	7.59%
SECURITY BENEFIT LIFE INSURANCE CO	5801 SW 6TH AVE TOPEKA KS 66636-1000	WORLD EQUITY INCOME FUND	A	11.75%
SECURITY FINANCIAL RESOURCES[2]	5801 SW 6TH AVE TOPEKA KS 66636-1000	WORLD EQUITY INCOME FUND	A	50.54%
MORGAN STANLEY SMITH BARNEY LLC/FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	WORLD EQUITY INCOME FUND	C	7.16%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	WORLD EQUITY INCOME FUND	C	17.98%

Name of Shareholder[1]	Address of Shareholder	Fund	Class	Percent
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	WORLD EQUITY INCOME FUND	C	7.63%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	WORLD EQUITY INCOME FUND	C	40.67%
PERSHING LLC	1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	WORLD EQUITY INCOME FUND	C	7.07%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	WORLD EQUITY INCOME FUND	I	8.92%
WELLS FARGO CLEARING SERVICES, LLC FBO CUSTOMERS	2801 MARKET STREET SAINT LOUIS, MO 63103	WORLD EQUITY INCOME FUND	I	8.61%
RBC CAPITAL MARKETS LLC	60 SOUTH SIXTH ST-P08 MINNEAPOLIS, MN 55402-4400	WORLD EQUITY INCOME FUND	I	6.35%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	WORLD EQUITY INCOME FUND	I	17.42%
RAYMOND JAMES FBO CUSTOMERS	880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	WORLD EQUITY INCOME FUND	I	6.12%
GUGGENHEIM FUNDS TRUST/ GUGGENHEIM DIVERSIFIED INCOME FUND	805 KING FARM BLVD STE 600 ROCKVILLE, MD 20850	WORLD EQUITY INCOME FUND	I	12.38%
GUGGENHEIM FUNDS DISTRIBUTORS LLC	227 WEST MONROE ST STE 4800 CHICAGO, IL 60606	WORLD EQUITY INCOME FUND	P	16.88%
CHARLES SCHWAB & CO INC FBO CUSTOMERS	211 MAIN STREET SAN FRANCISCO, CA 94105	WORLD EQUITY INCOME FUND	P	7.02%
TD AMERITRADE INC FOR THE/ EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226 OMAHA NE 68103-2226	WORLD EQUITY INCOME FUND	P	76.10%
1
The shareholders may be contacted at c/o Guggenheim Funds Distributors, LLC, 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850.
2These shareholders owned beneficially or of record 25% or more of the corresponding Fund's shares as of December 31, 2020. A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote.
How to Purchase Shares

Investors may purchase shares of the Funds through broker/dealers, banks, and other financial intermediaries that have an agreement with the Distributor or through MUFG Investor Services (“MUFG” or the “Transfer Agent”). The minimum initial investment is $2,500 with respect to Class A and Class C shares. The minimum subsequent investment for Class A and Class C shares is $100 except for subsequent investments made via Automated Clearing House (“ACH”). An application may be obtained from the Transfer Agent.
Each Fund offers Institutional class shares, which are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional class shares of the Funds may also be offered through certain authorized financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional class shares of the Funds may also be offered to Trustees and officers of the Funds or any other mutual funds managed by the Investment Managers or one or more of their affiliates, and directors, officers and employees of the Funds’ Investment Managers, or Distributor, and their affiliates (“Guggenheim Trustees, Officers and Employees”). The minimum initial investment for Institutional class shares is $2 million. The minimum initial investment amount is waived for Guggenheim Trustees, Officers and Employees, and the Funds at their discretion, may waive the minimum investment amount for other investors.

Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. Class P shares of the Funds are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor.
Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers and other features of the class. Financial intermediaries may charge transaction fees or other fees for purchases or redemptions of Fund shares. Please consult your financial intermediary for more information regarding these possible fees.
Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the NAV per share next determined after receipt and acceptance of the order in proper form by the Transfer Agent or the Distributor, generally as of the close of the NYSE on that day, plus the initial sales charge in the case of Class A shares. Orders received by financial intermediaries prior to the close of the NYSE and received by the Distributor or Transfer Agent prior to the close of that business day will be confirmed at the offering price effective as of the close of the NYSE on that day. Dealers and other financial services firms are obligated to transmit orders promptly. In addition, pursuant to contractual arrangements with the Funds’ Distributor or Transfer Agent, orders received by a financial intermediary prior to the close of the NYSE may be sent on the next following business day and receive the previous day’s price. Purchase orders by a fund of funds for which an Investment Manager or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding purchase orders are received in proper form by the fund of funds and accepted.
The Funds offer you the option to submit purchase orders through your financial intermediary or, for certain share classes, through the Funds' Transfer Agent. Purchase orders may be delivered to the Transfer Agent by mail or phone, and purchase proceeds may be sent by check, wire transfers or ACH. Purchases may also be made online; please visit www.guggenheiminvestments.com for more information. The Funds do not accept cash or cash equivalents (such as traveler’s checks, money orders or bearer bonds), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. The Funds reserve the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of contribution.
In addition to the purchase options described above, each Fund may, in its sole discretion or the sole discretion of its Investment Manager, accept purchase orders and proceeds in the form of other consideration, including shares of stock, bonds or other securities or instruments (a “subscription in kind”). Generally, any securities or other instruments used to purchase Fund shares must be consistent with the Fund’s investment objective or strategies and otherwise deemed acceptable by the Fund or its Investment Manager. Any securities or other instruments accepted by the Fund as purchase proceeds will be valued in accordance with the Trust’s valuation procedures. An investor who submits a subscription in kind may realize a gain or loss for federal income tax purposes upon the securities or other instruments used to purchase Fund shares. You should call the Investment Manager to discuss subscriptions in kind and determine if the securities or other instruments you wish to contribute are acceptable.
The Funds reserve the right to withdraw all or any part of the offering made by the Prospectus and to reject purchase orders at any time and for any reason or without cause.
If you do not specify which fund(s) in the Family of Funds you want to purchase, your investment will be credited to the Rydex U.S. Government Money Market Fund which is offered in a separate prospectus.
As a convenience to investors and to save operating expenses, the Funds do not issue certificates for Fund shares.

Canceled Purchase Orders—The Transfer Agent will ordinarily cancel your purchase order under the following circumstances:
•
If your bank does not honor your check for any reason;
•
If the Transfer Agent does not receive your wire transfer;
•
If the Transfer Agent does not receive your ACH transfer; or
•
If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund(s) may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund(s) NAV decreases in value from the time of your order to the time of its cancellation, the Fund(s) will hold you liable for any losses that it incurs as a result of your canceled order.
A $50 returned check fee may be imposed on purchase checks returned for insufficient funds.
To obtain same day credit (to get that business day’s NAV) for your wire purchase order, you should call the Transfer Agent and provide the following information prior to the cutoff time for the fund(s) you are purchasing:
•
Account number;
•
Fund name;
•
Amount of wire; and
•
Fed wire reference number.
You will receive a confirmation number to verify that your purchase order has been accepted.
If you do not notify the Transfer Agent of the incoming wire, your purchase order may not be processed until the next business day following the receipt of the wire.
Alternative Purchase Options—Certain of the Funds offer five classes of shares, as described below:
Class A Shares. Class A shares are sold with a sales charge at the time of purchase (except with respect to Class A shares of the Ultra Short Duration Fund, which are not subject to a sales charge). Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more, or $250,000 or more for Limited Duration Fund, without an initial sales charge will be subject to a contingent deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase).
Class C Shares. Class C shares are sold without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge if they are redeemed within one year of the date of purchase.
Institutional Class Shares. Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class P Shares. Class P Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Class R6 Shares. Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge.
Sales Charges, Reductions and Waivers

Class A Shares—Class A shares of the Guggenheim Equity Funds are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%

Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% contingent deferred sales charge ("CDSC") based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of each Guggenheim Fixed-Income Fund other than Limited Duration Fund, Floating Rate Strategies Fund and Ultra Short Duration Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	4.00%	4.17%	3.25%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.20%
$250,000 but less than $1,000,000	1.75%	1.78%	1.40%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of Floating Rate Strategies Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $1,000,000	1.25%	1.27%	1.00%
$1,000,000 or greater	None	None	None*
*
For investments of $1 million or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.
Class A shares of Limited Duration Fund are offered at NAV plus an initial sales charge as follows:
Amount of Investment	Sales Charge
	Percentage of Offering Price	Percentage of Net Amount Invested	Percentage Reallowable to Dealers
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.25%	1.27%	1.00%
$250,000 or greater	None	None	None*
*
For investments of $250,000 or greater, Class A shares are sold at NAV, without any initial sales charge. However, a 1.00% CDSC based on the initial purchase price or current market value, whichever is lower, will normally be applied to shares sold within 12 months of purchase.

Class A shares of Ultra Short Duration Fund are offered at NAV and are not subject to an initial sales charge.
Purchases of Class A shares of a Fund (except for the Ultra Short Duration Fund) in amounts of $1,000,000 or more (or $250,000 or more for Limited Duration Fund) are at NAV (without a sales charge), but are subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year following purchase. Purchases of Class A shares of the Ultra Short Duration Fund are not subject to a contingent deferred sales charge. For a discussion of the contingent deferred sales charge, see “Calculation and Waiver of Contingent Deferred Sales Charges.”
Initial Sales Charges / Dealer Reallowances. Class A shares of the Funds (except for the Ultra Short Duration Fund) are sold subject to an initial sales charge as described in the Funds’ Prospectus offering Class A shares. The sales charge is used to compensate the Distributor and participating financial intermediaries for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account (if any).
Reduced Sales Charges. You may qualify for reduced sales charges on Class A shares or sales charge exceptions on Class A shares. To qualify for these reductions or exceptions, you or your financial intermediary are responsible for providing sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.
Rights of Accumulation
You may qualify for reduced initial sales charges (if any) on Class A shares based upon your existing investment in shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which is invested upon such proposed purchase, but also the value of all Class A shares and Class C shares of the Funds or series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust that you own.
If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A shares or Class C shares of any Fund with a value of $80,000 and wish to invest an additional $40,000 in Class A shares of a Guggenheim Equity Fund, the reduced initial sales charge of 3.75% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.
To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the Transfer Agent with a list of the account numbers and the names in which your Fund accounts are registered at the time the purchase is made.
Aggregating Accounts for Rights of Accumulation
1.
To receive a reduced sales charge on Class A shares, investments in any Class A shares or Class C shares made by you, your spouse and your children under the age of 21 may be aggregated if made for your/their own account(s) and:
•
trust accounts established by the above individuals. However, if the person(s) who established the trust is/are deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;
•
solely controlled business accounts;
•
single participant retirement plans; or
•
endowments or foundations established and controlled by you or your immediate family.
2.
Investments made by a trustee or other fiduciary for a single trust estate or fiduciary account and multiple employee benefit plans of a single employer or affiliated employers - provided they are not aggregated with individual accounts - may also be aggregated.
3.
Similarly, investments made for participant accounts of a 403(b) plan that is treated like an employer-sponsored plan, or multiple 403(b) plans of a single employer or affiliated employers, may be aggregated. In addition, investments made for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization may be aggregated. Finally, investments made by a common trust fund or other diversified pooled accounts not specifically formed for the purpose of accumulating Fund shares may be aggregated.
Some accounts cannot be aggregated. At the request of certain financial intermediaries, some accounts are set up as “street name” or “nominee” accounts. This means that the financial intermediary has sole access, and that the Funds have limited access, to the financial intermediary’s clients’ account information. Because the Transfer Agent has little or no access to certain nominee or street name account information, these accounts generally may not be aggregated for the purpose of receiving reduced sales charges. Check with your financial intermediary to determine if this applies to your account.
Letters of Intent
You may also pay reduced initial sales charges (if any) on Class A shares by indicating on the account application that you intend to provide a Letter of Intent (“LOI”), and then fulfilling the conditions of that LOI.
The LOI confirms the total investment in shares of the Funds or any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust (which may be offered in a different prospectus from the Funds) that you intend to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and that you are bound by the provisions described below:
Calculating the Initial Sales Charge:
•
Each purchase of Fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Sales Charges” in the Prospectus).
•
It is your responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.
•
The offering price may be further reduced as described above under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.
•
Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.
Calculating the Number of Shares to be Purchased
•
Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.
•
Purchases made more than 90 days before signing an LOI may be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.
•
If you meet the original obligation at any time during the 13-month period, you may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.
•
The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.
Fulfilling the Intended Investment
•
By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will have to pay the increased amount of sales charge.
•
To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to you. All shares purchased, including those escrowed, will be registered in your name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.
•
If the intended investment is not completed, you will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If you do not pay such difference within 20 days of the expiration date, you irrevocably appoint the Transfer Agent as your attorney-in-fact to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.
Canceling the LOI
•
If at any time before completing the terms of the LOI you wish to cancel the agreement, you must give written notice to the Distributor.
•
If at any time before completion the terms of the LOI you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.
Sales Charge Waivers. The Class A shares' initial sales charges (if any) will be waived for certain types of investors as described in the Funds’ Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto.
Class A Shares—As discussed in the Prospectus, the Funds offering Class A shares have adopted a Distribution Plan for their Class A shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class A shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Amounts paid by a Fund are currently used to pay dealers and other firms that make Class A shares available to their customers a service fee for account maintenance and personal service to shareholders. The service fee is payable quarterly in the amount of 0.25%, on an annual basis, of Aggregate Account Value. “Aggregate Account Value” is the average daily NAV of Class A accounts opened after July 31, 1990 that were sold by such dealers and other firms and remain outstanding on the books of a Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund.
Class C Shares—Class C shares are offered at NAV without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within one year of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you and is retained by the Distributor.
Each Fund bears some of the costs of selling its Class C shares under a Distribution Plan adopted with respect to its Class C shares (“Class C Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Class C Distribution Plan provides for payments of compensation to the Distributor at an annual rate of 1.00% of the average daily NAV of Class C shares. Amounts paid by a Fund are used to pay dealers and other firms that make Class C shares available to their customers: (1) a commission at the time of purchase normally equal to 0.75% of the value of each share sold, and for each year thereafter, quarterly, in an amount equal to 0.75% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund and (2) a service fee payable for the first year initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily NAV of Class C shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. The service fee may also be used to pay for sub-administration and/or sub-transfer agency services provided for the benefit of the Fund. In the case a Fund or Class C shares are closed to new investors or investments, the Distributor also may use the fees payable under the Class C Distribution Plan to make payments to brokers and other financial intermediaries for past sales and distribution efforts, as well as the provision of ongoing services to shareholders.
Effective August 10, 2018, Class C shares of each Fund automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult with your own tax adviser with respect to the tax treatment of your investment in a Fund.
Effective March 1, 2021, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.
Institutional Class Shares—Institutional class shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Institutional class shares are priced at the NAV next determined after receipt and acceptance of a purchase order by a Fund’s transfer agent, Distributor or an authorized financial intermediary. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. A broker/dealer or other financial intermediary may charge fees in connection with an investment in the Funds. The minimum initial investment is $2 million. Fund shares purchased directly from the Funds are not assessed such additional charges.
Specific eligibility requirements that apply to prospective investors of a Fund's Institutional class shares include:
•
Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;
•
Employee benefit plan programs that have at least $25 million in plan assets;
•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Investment Manager or Distributor, and their affiliates;
•
Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;
•
Section 529 college savings plan accounts;
•
Funds of Funds advised by the Investment Manager or its affiliates;
•
Funds of Funds advised by unaffiliated investment advisers; and
•
Institutions that invest the minimum initial investment amount in the Funds.
The Funds reserve the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Funds at their discretion.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.

Class P Shares—Class P shares are offered at NAV without a sales charge (i.e., no initial or contingent deferred sales charge). Class P shares of the Funds are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares of the Funds in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Funds reserve the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Eligible investors for Class P shares include the following:
Class P shares of a Fund are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:
•
Authorized no transaction fee platforms;
•
Authorized fee-based programs of financial intermediaries;
•
Authorized registered investment advisers and discretionary managed account programs;
•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;
•
Authorized retirement platforms of financial intermediaries; and
•
Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares of a Fund will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares of a Fund. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
As discussed in the Prospectus, each Fund offering Class P shares has adopted a Distribution Plan for its Class P shares pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes each such Fund to pay as compensation, or as reimbursement for distribution services rendered and/or expenses borne, an annual fee to the Distributor of 0.25% of the average daily NAV of the Class P shares of each such Fund to finance various activities relating to the distribution of such shares to investors and the provision of services to such investors. These expenses include, but are not limited to, the payment of compensation in the form of a service fee as described below (including compensation to securities dealers and other financial institutions and organizations) to obtain various administrative services for each such Fund. These services include, among other things, processing new shareholder account applications and serving as the primary source of information to customers in answering questions concerning each such Fund and their transactions with the Fund.
Class R6 Shares—Class R6 Shares are sold without a sales charge at the time of purchase and are not subject to a contingent deferred sales charge. Class R6 shares are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:
•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;
•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and the platform or administrator does not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and
•
Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Minimum Account Balance—The Institutional class shares have a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Funds with Institutional class shares reserve the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at NAV on the day the account is closed.
Distribution Plans—Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. Each of these Funds has enacted a Distribution Plan applicable to its Class A, Class C, and Class P shares.
Under these Distribution Plans, the Distributor is authorized to pay service fees and commissions to dealers and other firms that sell (or have sold) shares of the applicable class, engage in advertising, prepare and distribute sales literature and engage in other promotional activities on behalf of each Fund. The Distributor is required to report in writing to the Board of Trustees regarding the payments made and services provided under the Distribution Plans, and the Board will review at least quarterly, the amounts and purposes of any payments made under each Distribution Plan. The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether a Distribution Plan should be continued.
A Distribution Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board, including a majority of the Independent Trustees cast in accordance with applicable law and regulatory guidance at a meeting called for the purpose of voting on such continuance. Any agreement relating to the implementation of the Distribution Plan terminates automatically if it is assigned. The Distribution Plans may not be amended to increase materially the amount of distribution payments thereunder without approval of the shareholders of the applicable class of the Funds.
Because all amounts paid pursuant to the Distribution Plan are paid to the Distributor, the Investment Managers and its officers, directors and employees all may be deemed to have a direct or indirect financial interest in the operation of the Distribution Plan. None of the Independent Trustees has a direct or indirect financial interest in the operation of the Distribution Plan.
Benefits from the Distribution Plan may accrue to a Fund and its shareholders from the growth in assets due to sales of shares to the public and/or retention of existing Fund assets, which may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Funds’ assets, and facilitating economies of scale (e.g., block purchases) in the Funds’ securities transactions.
Rules established by the Financial Industry Regulatory Authority (“FINRA”) limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its shares to 6.25% of gross sales of shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1.00% on such amount (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Fund to the Distributor). The Distributor monitors this limit with regard to each of the Fund’s share classes. The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with a Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds.

The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.
A Distribution Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of the applicable class. In the event a Distribution Plan is terminated by the shareholders or the Funds’ Board of Trustees, the payments made to the Distributor pursuant to the Distribution Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.
Rule 12b-1 Plan Expenses—For the Funds' most recently completed fiscal year, the following 12b-1 payments were made for each Fund to the Distributor under the Distribution Plans:
Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Alpha Opportunity Fund	$12,255	$4,627	$4,195
Diversified Income Fund	$672	$4,703	$319
Floating Rate Strategies Fund	$444,576	$860,994	$185,224
High Yield Fund	$147,430	$190,942	$17,327
Core Bond Fund	$443,487	$257,161	$121,696
Large Cap Value Fund	$99,505	$12,070	$438
Limited Duration Fund	$1,308,729	$835,798	$233,983
Macro Opportunities Fund	$881,668	$2,573,009	$258,583
Market Neutral Real Estate Fund	$18,852	$2,499	$6,111
Municipal Income Fund	$120,040	$20,355	$572
Risk Managed Real Estate Fund	$39,678	$22,982	$40,561
Small Cap Value Fund	$15,324	$11,158	$115
SMid Cap Value Fund	$699,367	$218,614	$26,581
StylePlus— Large Core Fund	$487,371	$9,298	$552
StylePlus— Mid Growth Fund	$205,533	$15,484	$254
Total Return Bond Fund	$1,585,254	$2,972,180	$1,985,486

Compensation to Guggenheim Funds Distributors, LLC
	Class A	Class C	Class P
Ultra Short Duration Fund	$126,190	$0	$0
World Equity Income Fund	$116,188	$31,044	$261
The Distribution Plans are “compensation plans” which means that all amounts generated under the Distribution Plans are paid to the Distributor irrespective of the actual costs incurred by the Distributor in distributing the Funds. The Distributor is the principal underwriter of the Funds. Because all the 12b-1 payments are made to the Distributor, the Funds that adopted the Distribution Plans pay no fees directly for advertising, printing and mailing of prospectuses to prospective shareholders; compensation to broker/dealers; compensation to sales personnel; or interest, carrying or other financing charges. The Distributor may use part or all of the amounts received (if any) from the Funds to pay for these services and activities.
Arrangements With Broker/Dealers and Others—The Investment Managers or Distributor, from time to time, will pay a bonus to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Managers. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class C shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Managers, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Managers. In addition, the Investment Managers or Distributor may sponsor training or education meetings at various locations. In connection with such meetings it is expected that the Investment Managers or Distributor would pay the travel, lodging and other expenses of representatives of the dealers in attendance. The Transfer Agent or Distributor may also pay certain transaction or order processing costs incurred by dealers who sell Fund shares through clearing dealers. Certain of the foregoing arrangements may be financed by payments to the Distributor under a Distribution Plan. These arrangements will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”). A dealer to whom substantially the entire sales charge is re-allowed may be deemed to be an “underwriter” under federal securities laws.
The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above.
Other Distribution or Service Arrangements—The Investment Managers, Distributor or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), provide additional cash payments or non-cash compensation to some, but not all, broker/dealers and other financial intermediaries (including payments to affiliates of the Investment Managers or Distributor) who sell shares of the Funds or render investor services to Fund shareholders (directly or indirectly via sales of variable insurance contracts or the provision of services in connection with retirement plans). Such payments and compensation are in addition to any sales charges paid by investors or Rule 12b-1 plan fees, service fees and other fees paid, directly or indirectly, by the Funds to such brokers and other financial intermediaries. These arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus, and they do not change the price paid by investors for the purchase of a Fund’s shares or the amount received by a shareholder as proceeds from the redemption of Fund shares.
No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund.
Such compensation is paid to intermediaries that provide services to the Funds and/or shareholders in the Funds, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement or compensation in cases where the intermediary provides services to Fund shareholders. To the extent permitted by applicable law, the Distributor and other parties may pay or allow other incentives and compensation to such financial intermediaries. The Distributor generally periodically assesses the advisability of continuing to make these payments.
These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of investor accounts, and finder’s fees. Revenue sharing payments may be structured: (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) as a fixed dollar-amount.
As of the date of this SAI, the Distributor and/or Investment Managers have revenue sharing arrangements with, and during the Funds' most recently completed fiscal year paid compensation on behalf of all series of the Trust in the aggregate amount to, financial intermediaries, as follows:
Financial Intermediary	Dollar Amount of Compensation
Morgan Stanley Smith Barney (Morgan Stanley & Co, Inc.)	$2,307,133
TD Ameritrade, Inc.	$1,393,423
Wells Fargo Advisors, LLC (First Clearing Corp.)	$1,270,106
UBS Financial Services, Inc.	$961,139
Raymond James	$744,639
LPL Financial	$566,836
American Enterprise Investment Services (Ameriprise)	$466,622
Merrill Lynch (Financial Data Services)	$479,590
Security Financial Resources, Inc.	$397,170
Charles Schwab	$115,697
Nationwide Financial (Nationwide Investment Services Corp.)	$104,719
National Financial Services LLC (Fidelity)	$63,241
Citigroup Global Markets	$55,433
PNC Investments LLC	$44,938
RBC Capital Markets	$10,204
Great West Equities	$8,750
E*Trade Securities (was TCA Advisors Network)	$2,311
The Distributor may enter into revenue sharing arrangements with other financial intermediaries and may modify existing revenue sharing arrangements.
In addition, while the Distributor typically pays most of the sales charge applicable to the sale of Fund shares to brokers and other financial intermediaries through which purchases are made, the Distributor may, on occasion, pay the entire sales charge.
From time to time, the Distributor and its affiliates may also pay non-cash compensation to brokers and other financial intermediaries in the form of, for example: (1) occasional gifts; (2) occasional meals, tickets or other entertainment; and/or (3) sponsorship support of regional or national events. For example, representatives of the Distributor visit brokers and other financial intermediaries on a regular basis to educate them about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.
The compensation or reimbursement received by brokers and other financial intermediaries through sales charges, fees payable from the Funds, and/or revenue sharing arrangements for selling shares of the Funds may be more or less than the overall compensation or reimbursement received by brokers or other financial intermediaries on similar or other products and may influence your broker or other financial intermediary to present and recommend the Funds over other investment options available in the marketplace. In addition, depending on the arrangements in place at any particular time, your broker or other financial intermediary may have a financial incentive for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries and should so inquire if they would like additional information. A shareholder may ask his/her broker or financial intermediary how he/she will be compensated for investments made in the Funds.
Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Funds and the Investment Managers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
Purchases at Net Asset Value—Class A shares of the Funds may be purchased at NAV under the circumstances described in the Prospectus or Appendix A (Intermediary-Specific Sales Charge Waivers and Discounts) thereto. The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
A shareholder of StylePlus—Large Core Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of StylePlus—Large Core Fund in liquidation of the Plans. Such a shareholder may purchase Class A shares of StylePlus—Large Core Fund at NAV provided that such shareholder maintains his or her StylePlus—Large Core Fund account.
Purchases for Retirement Plans—Prior to February 1, 2012, Class A shares of the Funds then in operation could also be purchased at NAV when the purchase was made by a retirement plan that would (1) buy shares of funds in the Family of Funds worth $500,000 or more; (2) have 100 or more eligible employees at the time of purchase; (3) certify it expected to have annual plan purchases of shares of funds in the Family of Funds of $200,000 or more; (4) be provided administrative services by certain third party administrators that had entered into a special service arrangement with funds in the Family of Funds relating to such plans; or (5) have at the time of purchase, aggregate assets of at least $1,000,000. Any retirement plan that had such an arrangement in place effective as of February 1, 2012 may continue such arrangement for the life of the plan or until the Funds’ Board of Trustees elects to terminate such arrangement, whichever is earlier. Purchases made pursuant to this provision may be subject to a deferred sales charge of up to 1.00% in the event of a redemption within one year of the purchase.
Systematic Withdrawal Plan

A Systematic Withdrawal Plan may be established by shareholders of each class of shares, other than Class P shares, who wish to receive regularly scheduled payments. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. There is no service charge on the Plan.
Sufficient shares will be liquidated at NAV to meet the specified withdrawals. Liquidation of shares may deplete or possibly use up the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital and may constitute a taxable event to the shareholder. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Automatic Investment Plan. Income dividends and capital gains distributions are automatically reinvested at NAV.
The shareholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Plan. A Plan may be terminated on written notice by the shareholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.
Investment Management

Security Investors, located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to Alpha Opportunity Fund, High Yield Fund, Core Bond Fund, Large Cap Value Fund, Municipal Income Fund, Small Cap Value Fund, SMid Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund and World Equity Income Fund. Security Investors also acts as investment adviser to Guggenheim Variable Funds Trust, and since January 2011, to the Rydex Series Funds, Rydex Dynamic Funds and the Rydex Variable Trust. Security Investors managed approximately $8.5 billion in assets as of September 30, 2020.

GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to Risk Managed Real Estate Fund, Diversified Income Fund, Floating Rate Strategies Fund, Limited Duration Fund, Macro Opportunities Fund, Market Neutral Real Estate Fund, Total Return Bond Fund and Ultra Short Duration Fund. As discussed below, GPIM also serves as the Sub-Adviser to the Municipal Income Fund and as investment manager to the Subsidiary. GPIM managed approximately $215.2 billion in assets as of September 30, 2020. The Investment Managers are each an indirect wholly-owned subsidiary of Guggenheim Capital, LLC, an affiliate of Guggenheim Partners, LLC. Guggenheim Partners, LLC is a global, diversified financial services firm with more than $295 billion in assets under management as of September 30, 2020.
Management Agreements—Pursuant to the Management Agreements, the Investment Managers furnish investment advisory, statistical and research services to the Funds, supervise and arrange for the purchase and sale of securities on behalf of the Funds, and provide for the compilation and maintenance of records pertaining to the investment advisory functions. Each Investment Manager is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”) in such capacities. GPIM is also registered as a commodity trading advisor (“CTA”) and is registered with the NFA in such capacity. Security Investors acts as CPO of Alpha Opportunity Fund, StylePlus—Large Core Fund and StylePlus—Mid Growth Fund. GPIM acts as CPO of Macro Opportunities Fund. Security Investors also provides oversight services with respect to the advisory services that the Sub-Adviser furnishes to the Municipal Income Fund pursuant to the Subadvisory Agreement.
For services provided to the Funds, the applicable Investment Manager is entitled to receive compensation on an annual basis equal to:
Contractual Management Fees (expressed as a percentage of average daily net assets, calculated daily and paid monthly)
Alpha Opportunity Fund[1]	0.90%
Diversified Income Fund	0.75%
Floating Rate Strategies Fund[2]	0.65%
High Yield Fund	0.60%
Core Bond Fund[3]	0.39%
Large Cap Value Fund	0.65%
Limited Duration Fund[4]	0.39%
Macro Opportunities Fund[2]	0.89%
Market Neutral Real Estate Fund	1.10%
Municipal Income Fund	0.50%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund[5]	0.75%
SMid Cap Value Fund[6]	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
Total Return Bond Fund[3]	0.39%
Ultra Short Duration Fund	0.25%
World Equity Income Fund	0.70%
1
Effective May 31, 2017, the Fund's management fee is 0.90% on all assets. Prior to that date, the Fund’s management fee was paid at an annual rate of 1.25% of the average daily net assets of the Fund.
2
Effective January 30, 2017, each Fund’s management fee is subject to a 0.05% reduction on assets over $5 billion.
3
Effective November 20, 2017, the Fund's management fee is 0.39% on all assets. Prior to that date, the Fund’s management fee was paid at an annual rate of 0.50% of the average daily net assets of $5 billion or less, and 0.45% of the average daily net assets of the Fund in excess of $5 billion.
4
Effective November 20, 2017, the Fund's management fee is 0.39% on all assets. Prior to that date, the Fund's management fee was paid at an annual rate of 0.45% of the average daily net assets of the Fund.
5
Effective January 30, 2017, the Fund's management fee is 0.75% on all assets. Prior to that date, the Fund’s management fee was paid at an annual rate of 1.00% of the average daily net assets of the Fund.
6
Effective January 30, 2017, the Fund's management fee is 0.75% on all assets. Prior to that date, the Fund’s management fee was paid at an annual rate of 1.00% of the average daily net assets of $200 million or less, and 0.75% of the average daily net assets of the Fund in excess of $200 million.

Each Agreement is renewable with respect to a Fund annually by the Board or by a vote of a majority of the individual Fund’s outstanding securities and, in either event, by a majority of the Board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.
The Investment Managers have agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class A, Class C, and Class P distribution fees) for any fiscal year exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. The Investment Managers are not aware of any state that currently imposes limits on the level of mutual fund expenses.
In addition, and as set forth in the applicable Prospectus, the Investment Managers have contractually agreed through February 1, 2022 to reduce their advisory fees and make payments to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but not brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification or extraordinary expenses) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.
Fund	Class	Expense Cap
Alpha Opportunity Fund[1]	A C Institutional P R6	1.76% 2.51% 1.51% 1.76% 1.51%
Diversified Income Fund	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
Floating Rate Strategies Fund	A C Institutional P R6	1.02% 1.77% 0.78% 1.02% 0.78%
High Yield Fund	A C Institutional P R6	1.16% 1.91% 0.91% 1.16% 0.91%
Core Bond Fund[2]	A C Institutional P R6	0.79% 1.54% 0.50% 0.79% 0.50%
Large Cap Value Fund	A C Institutional P R6	1.15% 1.90% 0.90% 1.15% 0.90%
Limited Duration Fund[3]	A C Institutional P R6	0.75% 1.50% 0.50% 0.75% 0.50%
Macro Opportunities Fund	A C Institutional P R6	1.36% 2.11% 0.95% 1.36% 0.95%

Fund	Class	Expense Cap
Market Neutral Real Estate Fund	A C Institutional P R6	1.65% 2.40% 1.40% 1.65% 1.40%
Municipal Income Fund	A C Institutional P R6	0.80% 1.55% 0.55% 0.80% 0.55%
Risk Managed Real Estate Fund	A C Institutional P R6	1.30% 2.05% 1.10% 1.30% 1.10%
Small Cap Value Fund	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
SMid Cap Value Fund[4]	A C Institutional P R6	1.30% 2.05% 1.05% 1.30% 1.05%
StylePlus—Large Core Fund	R6	1.39%
StylePlus—Mid Growth Fund	R6	1.81%
Total Return Bond Fund[5]	A C Institutional P R6	0.79% 1.54% 0.50% 0.79% 0.50%
Ultra Short Duration Fund	A Institutional P R6	0.58% 0.33% 0.58% 0.33%
World Equity Income Fund	A C Institutional P R6	1.22% 1.97% 0.97% 1.22% 0.97%
1Effective May 31, 2017. Prior to that date, the expense limitation for each applicable class was as follows: Class A-2.11%, Class C-2.86%, Institutional-1.86%, Class P-2.11%, Class R6-1.86%.
2Effective November 20, 2017. Prior to that date, the expense limitation for each applicable class was as follows: Class A-1.00%, Class C-1.75%, Institutional-0.75%, Class P-1.00%, Class R6-0.75%.
3Effective November 20, 2017. Prior to that date, the expense limitation for each applicable class was as follows: Class A-0.80%, Class C-1.55%, Institutional-0.55%, Class P-0.80%, Class R6-0.55%.
4Effective January 3, 2020. Prior to that date, the expense limitation for each applicable class was as follows: Class A-1.42%, Class C-2.12%, Class-P 1.32%.
5
Effective November 20, 2017. Prior to that date, the expense limitation for each applicable class was as follows: Class A-0.90%, Class C-1.65%, Institutional-0.50%, Class P-0.90%, Class R6-0.50%.
An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day or month the estimated annualized operating expenses are less than the indicated percentages.
The Investment Managers have also contractually agreed through February 1, 2022, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Managers are not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms with respect to a Fund, unless the applicable Investment Manager provides written notice to the Fund of the termination of the agreement.
The Investment Manager has voluntarily agreed to waive an amount of the advisory fee paid by the Macro Opportunities Fund equal to the net expenses, excluding extraordinary expenses, of the Alpha Opportunity Fund to the extent that the Macro Opportunities Fund invests in the Alpha Opportunity Fund. The waiver may be terminated at any time by the Investment Manager or the Board pursuant to the terms of the related agreement.
Each contractual waiver and/or expense reimbursement agreement will terminate when it reaches its expiration (if not renewed), or when an Investment Manager (or Sub-Adviser for Municipal Income Fund) ceases to serve as such and it may be terminated by the Board, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
As discussed in the “Fund Summaries” section of the Prospectus, the Macro Opportunities Fund may seek to achieve its investment objective by investing up to 25% of its total assets in the Subsidiary. GPIM is responsible for the investments of the Subsidiary. In consideration for the services provided to it by GPIM, the Subsidiary will pay GPIM a management fee at the annual rate of 0.89% of its average daily net assets. The Investment Manager has contractually agreed to waive the management fee it receives from the Macro Opportunities Fund in an amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue in effect for so long as the Macro Opportunities Fund invests in the Subsidiary, and may be terminated only with the approval of the Board.
Pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended, MUFG (the Funds’ transfer agent) also acts as the administrative agent for the Funds and, as such, performs administrative functions and bookkeeping, accounting and pricing functions for the Funds. For these services, MUFG receives a fee, payable monthly in arrears, based on the combined average daily net asset values during the month of the series of Guggenheim Funds Trust (except for Guggenheim Ultra-Short Duration Fund), Guggenheim Variable Funds Trust and Transparent Value Trust according to the following annualized fee schedule (applied based on the total amount of net assets at the end of each month): 0.08% (8.0 basis points) on first $20 billion of combined net assets; next $10 billion of combined net assets; 0.05% (5 basis points) for combined net assets over $30 billion; or $25,000 per Fund per year, whichever is greater, and reimburses MUFG for certain out-of-pocket expenses. For its services to Ultra Short Duration Fund, MUFG receives, on an annual basis, a fee of 0.03% (3.0 basis points) based on the average daily net asset values of Ultra Short Duration Fund. Prior to January 1, 2020, MUFG received a fee of 0.08% (8.0 basis points) for each Fund other than Ultra Short Duration Fund (based on the average daily net asset values), or $25,000 per Fund per year, whichever was greater.
Pursuant to a Transfer Agency Agreement with the Trust, as amended, the Transfer Agent performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent.
The Funds have agreed to reimburse the Transfer Agent, Investment Managers, Distributor or their affiliates for expenses they pay to third-party administrators, broker/dealers, banks, insurance companies or other financial intermediaries for providing sub-transfer agency and similar services to shareholders, including beneficial shareholders of a Fund where such shares are held in omnibus accounts, pursuant to various sub-transfer agency agreements. Payments reimbursed by the Funds pursuant to such agreements are generally based on: (1) the average daily net assets of clients serviced by such financial intermediary; or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. Because these financial intermediaries may be paid different amounts per class in exchange for the provision of sub-transfer agency services, these payments may create a conflict of interest by influencing your financial intermediary to recommend one fund class of shares over another. The fees paid for sub-transfer agency and similar services vary based on, for example, the nature of the services provided. No sub-transfer agency payments are made with respect to Class R6 shares. For the Funds' most recently completed fiscal year, the total sub-transfer agency payments of this nature made by the Trust on behalf of its series, including certain series not included in this SAI, were approximately $18,976,003.

Each Fund pays all of its respective expenses not assumed by the Transfer Agent or the Distributor, including organization expenses; Trustees’ fees; fees of the Fund’s custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class A, Class C, and Class P distribution fees; legal, auditing and accounting expenses; and reasonable out-of-pocket expenses. Each Fund also pays for the preparation and distribution of the Prospectus to its shareholders and all expenses in connection with its registration under federal and state securities laws. Each Fund pays nonrecurring expenses that may arise, including litigation expenses affecting the Fund or legal and other professional costs, which may be significant, that may be incurred when enforcing shareholder rights in connection with an investment or in structuring an investment (e.g., negotiation of investment terms and 1940 Act compliance considerations). Notably, private debt and derivatives investments of the Funds often require legal reviews for 1940 Act compliance purposes, and the associated costs are borne by the Funds. In certain cases, these fees can be borne by several Funds and are allocated among respective parties based on methods intended to result in fair and equitable allocations.
The Funds paid the following amounts to the applicable Service Providers for their services during the Funds' three most recently completed fiscal years:
Fund	Fiscal Year/ Period	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Investment Managers*	Transfer Agency Service Fees Paid	Accounting and Administrative Service Fees Paid
Alpha Opportunity Fund	2020	$526,833	$6,244	$34,617	$53,490
	2019	$1,063,268	$2,901	$47,540	$94,514
	2018	$1,927,588	$2,419	$76,031	$171,343
Diversified Income Fund	2020	$51,352	$219,933	$26,256	$34,224
	2019	$50,194	$200,791	$25,588	$24,999
	2018	$45,736	$233,976	$25,358	$24,999
Floating Rate Strategies Fund	2020	$6,888,006	$1,383,299	$1,193,817	$809,552
	2019	$15,012,189	$2,452,727	$2,628,705	$1,847,672
	2018	$22,445,723	$2,476,589	$2,975,531	$2,762,578
High Yield Fund	2020	$2,311,170	$39,884	$249,013	$297,854
	2019	$2,437,032	$51,789	$272,680	$324,940
	2018	$2,933,668	$73,371	$316,676	$391,158
Core Bond Fund	2020	$4,064,095	$816,005	$660,966	$777,116
	2019	$2,774,100	$756,809	$614,094	$569,053
	2018	$1,775,922	$433,297	$354,226	$353,053
Large Cap Value Fund	2020	$271,905	$133,315	$36,333	$41,005
	2019	$393,936	$101,763	$46,500	$48,485
	2018	$429,108	$104,428	$41,634	$52,814
Limited Duration Fund	2020	$12,556,471	$2,302,623	$2,084,568	$2,414,876
	2019	$14,829,329	$2,781,193	$2,677,531	$3,041,949
	2018	$11,615,183	$1,604,614	$1,446,632	$2,342,669
Macro Opportunities Fund	2020	$44,783,666	$8,444,246	$4,462,965	$3,744,848
	2019	$61,691,345	$9,732,229	$6,038,811	$5,621,601
	2018	$59,905,312	$9,697,581	$5,073,950	$5,460,406
Market Neutral Real Estate Fund	2020	$304,566	$144,878	$33,275	$28,610
	2019	$91,833	$186,883	$29,167	$24,999
	2018	$68,166	$199,181	$25,709	$24,999
Municipal Income Fund	2020	$316,162	$261,850	$56,226	$56,255
	2019	$211,184	$225,135	$49,679	$33,790
	2018	$225,670	$232,997	$55,830	$36,108
Risk Managed Real Estate	2020	$1,942,011	$27,960	$113,710	$192,807
	2019	$1,452,969	$17,648	$75,571	$154,985
	2018	$1,174,170	$28,567	$50,387	$125,246

Fund	Fiscal Year/ Period	Investment Advisory Fees Paid	Investment Advisory Fees Waived by and Reimbursements from Investment Managers*	Transfer Agency Service Fees Paid	Accounting and Administrative Service Fees Paid
Small Cap Value Fund	2020	$69,379	$180,401	$31,875	$25,026
	2019	$120,003	$159,561	$32,338	$24,999
	2018	$144,109	$158,349	$35,016	$24,999
SMid Cap Value Fund	2020	$2,694,481	$64,758	$352,018	$278,034
	2019	$3,432,573	$25,417	$458,010	$366,145
	2018	$3,627,849	$32,573	$545,727	$386,975
StylePlus—Large Core Fund	2020	$1,498,496	$81,884	$146,661	$149,331
	2019	$1,507,027	$64,734	$167,684	$160,751
	2018	$1,663,889	$69,587	$141,154	$177,483
StylePlus—Mid Growth Fund	2020	$638,184	$35,298	$83,610	$63,561
	2019	$637,574	$27,811	$94,875	$68,009
	2018	$652,637	$27,676	$96,695	$69,615
Total Return Bond Fund	2020	$63,223,246	$9,967,932	$11,463,304	$12,061,656
	2019	$47,218,416	$9,046,873	$10,401,816	$9,685,942
	2018	$37,801,668	$8,236,429	$7,899,543	$7,544,481
Ultra Short Duration Fund**	2020	$1,242,286	$93,312	$72,889	$158,383
	2019	$827,640	$21,206	$13,859	$115,751
	2018	$0	N/A	$12,000	$100,000
World Equity Income Fund	2020	$368,923	$149,953	$45,608	$48,875
	2019	$548,283	$128,504	$63,637	$62,661
	2018	$641,307	$130,238	$64,994	$73,293
*
Pursuant to expense limitation agreements, the Investment Managers are entitled to recoup any fees the Investment Managers waived and Fund expenses that the Investment Managers reimbursed for a period of 36 months following such fee waivers and expense reimbursements. Please refer to the notes to the financial statements included in each Fund’s most recent annual report for more information.
**
Effective November 30, 2018, Guggenheim Ultra Short Duration Fund assumed the accounting history of Guggenheim Strategy Fund I, a series of Guggenheim Strategy Funds Trust. Therefore, the information shown prior to November 30, 2018 is that of Guggenheim Strategy Fund I.
Sub-Adviser

Security Investors has entered into the Subadvisory Agreement with its affiliate, GPIM, located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, to provide investment advisory services to the Municipal Income Fund. Pursuant to this Agreement, the Sub-Adviser furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board and Security Investors. For such services, Security Investors pays the Sub-Adviser an annual fee equal to one-half of the management fee, net of any waivers. Security Investors paid the Sub-Adviser $55,019, $31,871 and $21,477 for its services for the Funds' fiscal years ended September 30, 2020, September 30, 2019, and September 30, 2018.
Code of Ethics

The Funds, the Investment Managers and the Distributor have each adopted a written code of ethics (the “Code of Ethics”) which governs the personal securities transactions of “access persons” of the Funds. Access persons may invest in securities, including securities that may be purchased or held by the Funds, provided that they obtain prior clearance before engaging in securities transactions, subject to certain de minimis exceptions. Access persons include officers and Trustees of the Funds and Investment Managers and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within thirty days of the end of each calendar quarter.
Subject to certain de minimis exceptions for access persons not involved in the fund accounting or asset management activities of the Investment Managers, access persons will not be permitted to effect transactions in a security if it: (1) is being considered for purchase or sale by the Funds; (2) is being purchased or sold by the Funds; or (3) is being offered in an initial public offering. Portfolio managers, research analysts, and traders are also prohibited from purchasing or selling a security within seven calendar days before or after any fund in the Family of Funds or other fund managed by an affiliated investment adviser trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis and approves any material changes to the Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. The Code of Ethics is on public file with the SEC and is available from the Commission.
Portfolio Managers

Compensation—The Investment Managers compensate portfolio managers for their management of a Fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of the Investment Managers are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. The Investment Managers’ deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of Fund(s) managed by the particular portfolio manager. The value of the Fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). As discussed below, a portfolio manager’s ownership of shares of a Fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such Fund over other Funds or other accounts.
Other Accounts Managed by Portfolio Managers—Each Portfolio Manager may also manage other registered investment companies, other pooled investment vehicles and other accounts, and each Portfolio Manager may own shares of the Fund he/she manages. As of the end of the Funds' most recently completed fiscal year, the Portfolio Managers are responsible for the management of certain other accounts, as follows:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	18	$35,753	5	$2,718	85	$157,742
B. Scott Minerd	12	$9,865	61	$15,348	129	$168,235
Thomas J. Hauser	8	$1,849	51	$12,422	39	$7,745
Steven H. Brown	14	$34,704	5	$2,718	24	$14,860
James P. Schier	7	$820	0	$0	1	$6
Patrick Mitchell	1	$1	0	$0	0	$0
Farhan Sharaff	25	$2,231	2	$21	0	$0
Samir Sanghani	4	$80	0	$0	0	$0
Burak Hurmeydan	16	$1,309	0	$0	0	$0
Gregg Strohkorb	7	$821	0	$0	0	$0
Qi Yan	8	$799	0	$0	0	$0
Adam J. Bloch	21	$34,851	5	$2,718	24	$14,860
Evan Einstein	2	$159	0	$0	0	$0
David G. Toussaint	7	$821	0	$0	0	$0
Richard de Wet	4	$711	2	$207	13	$3,796
Allen Li	2	$590	0	$0	0	$0

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Kris L. Dorr	4	$1,450	0	$0	0	$0
Douglas Makin	7	$569	0	$0	0	$0
As of December 31, 2020, Michael S. Chong did not manage any registered investment companies, vehicles or accounts.
The following table identifies, as of the end of the Funds' most recently completed fiscal year, the number of, and total assets of, the registered investment companies, pooled investment vehicles and accounts with respect to which the advisory fee is based on performance.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Anne B. Walsh	0	$0	3	$2,002	4	$289
B. Scott Minerd	0	$0	38	$10,877	14	$4,428
Thomas J. Hauser	2	$348	33	$8,712	7	$1,592
Steven H. Brown	0	$0	3	$2,002	4	$289
Adam J. Bloch	0	$0	3	$2,002	4	$289
Portfolio Manager Ownership of Fund Shares—The table below sets forth the dollar range of shares of a Fund beneficially owned by each portfolio manager of such Fund as of September 30, 2020. If no holdings are shown for a portfolio manager, the portfolio manager did not beneficially own shares of the Fund as of such date. These amounts may reflect Fund shares awarded to the portfolio manager under the Investment Managers’ deferred compensation program described above.
Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Funds
Adam J. Bloch	Limited Duration Fund	$10,001-$50,000
	Total Return Bond Fund	$10,001-$50,000
	Core Bond Fund	$10,001-$50,000
	Macro Opportunities Fund	$10,001-$50,000
Steven Brown	Limited Duration Fund	$50,001-$100,000
	Total Return Bond Fund	$50,001-$100,000
	Core Bond Fund	$50,001-$100,000
	Macro Opportunities Fund	$50,001-$100,000
Thomas Hauser	Floating Rate Strategies Fund	$50,001-$100,000
	High Yield Fund	$100,001-$500,000
Burak Hurmeydan	Alpha Opportunity Fund	$100,001-$500,000
Patrick Mitchell	Diversified Income Fund	$50,001-$100,000
Samir Sanghani	Alpha Opportunity Fund	$100,001-$500,000
James Schier	SMid Cap Value Fund	Over $500,000
Farhan Sharaff	SMid Cap Value Fund	$100,001-$500,000
David G. Toussaint	Large Cap Value Fund	$100,001-$500,000
	Small Cap Value Fund	$50,001-$100,000
	SMid Cap Value Fund	$100,001-$500,000

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Funds
Anne B. Walsh	Core Bond Fund	$50,001-$100,000
	Limited Duration Fund	$100,001-$500,000
	Macro Opportunities Fund	$100,001-$500,000
	Total Return Bond Fund	$100,001-$500,000
As of December 31, 2020, Michael S. Chong and Samir Sanghani did not beneficially own any shares of Guggenheim Market Neutral Real Estate Fund or Guggenheim Risk Managed Real Estate Fund.
Information Regarding Potential Conflicts of Interest
Potential Conflicts Related to the Sale of Fund Shares. The Investment Managers, their affiliates and their respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. The Funds and/or an Investment Manager or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Funds over other funds or financial products.
To the extent permitted by applicable law, the Investment Managers and their affiliates and the Funds may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of the assets of an Investment Manager or its affiliates or amounts payable to an Investment Manager or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Funds over other funds or financial products.
Potential Conflicts Related to Management of the Funds by the Investment Managers.
The following are descriptions of certain conflicts, financial or otherwise, that the Investment Managers and their employees may have in managing the Funds. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of the Investment Managers, their affiliates, or their respective clients. To address these and other actual or potential conflicts, the Investment Managers and the Funds have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with the Investment Managers’ fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. In certain cases, transactions involving potential conflicts of interest described below may be elevated for review by a conflicts review committee, the members of which are senior personnel of the Investment Managers’ affiliates and are not employees or clients of the Investment Managers.
Additional information about potential conflicts of interest regarding the Investment Managers is set forth in each Investment Manager’s Form ADV. A copy of Part 1 and Part 2A of each Investment Manager’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.
The Investment Managers and Their Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. The Investment Managers are affiliates of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including the Investment Managers (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for the Investment Managers in managing the Funds.
For example, the Other Business Activities may create conflicts between the interests of a Fund, on the one hand, and the interests of the Investment Managers, their affiliates and their respective other clients, on the other hand. The Investment Managers and their affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by a Fund, and the Investment Managers or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that a Fund may (in accordance with applicable rules) purchase, sell or hold. At times, these activities may cause the Investment Managers and their affiliates to give advice to their clients that may cause these clients to take actions in conflict with or adverse to the interest of a Fund. In addition, Guggenheim Entities may take action that differs from, potentially conflicts with or is adverse to advice given or action taken for the Investment Managers’ clients. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by a Fund. Such activities could affect the prices and availability of the securities and instruments that a Fund holds or that an Investment Manager seeks to buy or sell for a Fund’s account, which could adversely impact the financial returns of the Funds.
These Other Business Activities may create other potential conflicts of interests in managing the Funds, may cause the Funds to be subject to additional regulatory limits and, in certain circumstances, may prevent a Fund from participating or limit a Fund’s participation in an investment opportunity that the Funds’ portfolio managers view to be favorable. As a result, activities and dealings of the Investment Managers and their affiliates may affect the Funds in ways that may disadvantage or restrict the Funds or be deemed to benefit an Investment Manager, its affiliates or other client accounts.
Investment Managers’ and Their Affiliates’ Activities on Behalf of Other Clients. The Investment Managers and their affiliates currently manage and expect to continue to manage a variety of other client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager or in other capacities for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to the Investment Managers, as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by Funds and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Funds. There are no restrictions on the ability of an Investment Manager and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Funds. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Funds. Regardless of the similarity in investment objectives and strategies between the Funds and Other Clients, the Investment Managers may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Funds, and the Funds and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Funds and adversely affect their performance.
The investment policies, fee arrangements and other characteristics of the Funds may also vary from those of Other Clients. In some cases, the Investment Managers or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Funds (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Funds or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Funds. The Investment Managers on behalf of the Funds or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt or when the same or similar investments have different rights or benefits), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, the Investment Managers will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, the Investment Managers may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Funds and other clients. These potential conflicts of interests between the Investment Managers’ clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of a Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.

Investment Manager Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, the Investment Managers, from time to time, may initiate or recommend transactions in the loans or securities of companies in which the Investment Managers, their related persons, or their respective affiliates have a controlling or other material direct or indirect interest.
Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), the Investment Managers’ ultimate parent company. Sammons has relationships with the Investment Managers and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”). Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of the Investment Managers and, accordingly, pay the Investment Managers a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of the Investment Managers and the largest individual source of annual advisory fees paid to the Investment Managers.
Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries, including the Investment Managers (“Guggenheim Related Persons”), have economic interests or voting interests in companies, including insurance companies that are advisory clients of the Investment Managers. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, or may serve as a director on the board of issuers, in which the Investment Managers have invested or will invest on behalf of their clients or to which the Investment Managers have provided or will provide financing on behalf of their clients. Additionally, Guggenheim Related Persons may have direct or indirect investments in and/or have financial or other relationships with some of the Investment Managers’ clients or other investment vehicles that may create potential conflicts of interest. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to an Investment Manager and its affiliates. In addition, Guggenheim Related Persons have direct or indirect proprietary or personal investments in and/or have financial or other relationships with financial industry participants or other entities (including trading platforms) that may perform services on behalf of, or in connection with, investments made by the Investment Managers on behalf of their clients. The Investment Managers do not expect these transactions to be material.
The relationships described above create potential conflicts of interest for the Investment Managers in managing the Funds and could create an incentive for an Investment Manager to favor the interests of these companies over its clients. These incentives are more pronounced where an Investment Manager has multiple relationships with the client. For example, the Investment Managers have invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, Guggenheim Related Persons and the accounts of Affiliated Insurance Companies and other Investment Manager clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Funds and other clients of the Investment Managers. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by the Investment Managers on behalf of the Funds and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) the Investment Managers may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) the Investment Managers may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Funds. In addition, the Investment Managers may be subject to conflicts of interest with respect to financial industry participants or other entities (including trading platforms) because transactions on or through such platforms may result in compensation directly being paid to these entities that indirectly benefits Guggenheim Related Persons.
The Investment Managers mitigate potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of the Investment Managers’ pecuniary or investment interests (or those of their respective employees or affiliates). The Funds and the Investment Managers also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates (or exemptive rules thereunder).
Allocation of Investment Opportunities. As described above, the Investment Managers and their affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Funds, and such Other Clients could be viewed as being in competition with the Funds for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Funds may vary from those of the Other Clients, and the Investment Managers may face potential conflicts of interest because the Investment Managers may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.
In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by an Investment Manager, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When an Investment Manager believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.
The Investment Managers have implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, an Investment Manager may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, an Investment Manager may determine that an investment opportunity is appropriate for a particular client account, but not for another.
The Investment Managers allocate transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by a central allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the central allocation group. With respect to public equity securities and public equity-related securities, the allocation generally reflects a pro rata participation in the investment opportunity among participating client accounts. Allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.
The application of relevant allocation factors may result in non-pro rata allocations, and particular client accounts (including client accounts in which the Investment Managers and their affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on a Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by a Fund or the size of the position purchased or sold by a Fund (including prohibiting a Fund from purchasing a position) or may limit the rights that a Fund may exercise with respect to an investment.
Allocation of Limited Time and Attention. The portfolio managers for the Funds may devote as much time to the Funds as the Investment Managers deem appropriate to perform their duties in accordance with reasonable commercial standards and the Investment Managers’ duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Funds may have no interest. As a result of these separate business activities, an Investment Manager may have conflicts of interest in allocating management time, services and functions among the Funds and Other Business Activities or Other Clients in that the time and effort of the Funds’ portfolio managers would not be devoted exclusively to the business of the Funds.
Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, the Investment Managers and their affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. The Investment Managers will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, an Investment Manager may be unable to initiate a transaction for a Fund’s account that it otherwise might have initiated. As a result, a Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.
Valuation of the Funds’ Investments. Fund assets are valued in accordance with the Trust’s valuation procedures. The valuation of a security or other asset for the Funds may differ from the value ascribed to the same asset by affiliates of an Investment Manager (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Funds’ procedures or may have access to different information or pricing vendors or use different models or techniques. The Investment Managers play a role in the valuation of Fund assets and may face a potential conflict with respect to such valuations.
Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Funds may invest in other funds sponsored, managed, advised or sub-advised by the Investment Managers. Investments by a Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Funds. As disclosed in the Prospectus and this SAI, the Investment Managers have agreed to waive certain fees associated with these investments. In other circumstances, the Investment Managers may make investments for clients for various portfolio management purposes in limited partnerships or similar vehicles that are managed or otherwise serviced by affiliates of the Investment Managers that will be compensated for such services.
Potential Conflicts Associated with the Investment Managers and Their Affiliates Acting in Multiple Capacities Simultaneously
Principal and Cross Transactions. The Investment Managers may, to the extent permitted under applicable law, effect client cross transactions where an Investment Manager causes a transaction to be effected between a Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because an Investment Manager represents the interests of both the selling account and the buying account in the same transaction, and the Investment Manager could seek to treat one party to the cross transaction more favorably than the other party. The Investment Managers have policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with the Investment Managers’ fiduciary duties and obligation to seek best execution and applicable rules.
Investment Managers and Their Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, an Investment Manager may cause the Funds to invest in securities, bank loans or other obligations of companies or structured product vehicles that result in commissions, initial or ongoing fees, or other remuneration paid to (and retained by) an Investment Manager or one of its affiliates. Such investments may include (i) investments that an Investment Manager or one of its affiliates originated, arranged or placed, (ii) investments in which the Investment Managers’ affiliate provided investment banking, financial advisory or similar services to a party involved in the transaction to which the investment relates (such as acquisition financing in a transaction in which the Investment Managers’ affiliate represented the buyer or seller); (iii) investments where an Investment Manager or its affiliates provided other services to a transaction participant or other third party, (iv) investments where an Investment Manager or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (v) investments that are secured or otherwise backed by collateral that could include assets originated, sold or financed by an Investment Manager or its affiliates, investment funds or pools managed by an Investment Manager or its affiliates or assets or obligations managed by an Investment Manager or its affiliates. Commissions, fees, or other remuneration payable to an Investment Manager or its affiliates in these transactions may present a potential conflict in that the Investment Manager may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

In some circumstances, and also subject to applicable law, the Investment Managers may cause the Funds to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer, borrower or another transaction party (such as a placement agent or arranger) is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of the Investment Managers, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of the Investment Managers’ affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of the Investment Managers’ clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of an Investment Manager, or an Investment Manager’s advisory client is a lender or financing provider to an Investment Manager or its affiliates (including a parent), a potential conflict may exist as the Investment Manager may have an incentive to favor the interests of those clients relative to those of its other clients.
Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of the Investment Managers’ affiliates in the offerings described above or the financial markets more broadly may restrict a Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions or the sale of an investment, which may adversely affect Fund performance.
Subject to applicable law and regulation, personnel of the Guggenheim Entities may support the overall investment management functions of the Investment Managers but may be subject to potential conflicts of interest with respect to certain investment opportunities and, as such, may have an incentive to identify investment opportunities for, and allocate investment opportunities to, third-parties. Similarly, to the extent that other Guggenheim Entities sponsor and manage funds that compete with the Funds’ investment programs, these funds may reduce capacity otherwise available to the Funds.
To the extent permitted by applicable law, the Investment Managers and their affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Funds, or with respect to portfolio holdings of the Funds, or which may be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Some of the Investment Manager's employees (and others acting as consultants or advisors) may serve as directors or otherwise serve a role within a portfolio company in which a Fund invests. These services are separate from the services the Investment Managers render to the Fund and may thus create conflicts.
Present and future activities of the Investment Managers and their affiliates (and the role and relationships of the Investment Managers’ personnel with other Guggenheim Entities), in addition to those described in this SAI, may give rise to additional or different conflicts of interest.
Portfolio Manager Compensation. As discussed above, portfolio managers may own Fund shares and a portion of their compensation may include equity in the form of shares of certain funds (other than the Fund) managed by the particular portfolio manager. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of a specific Fund or fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor such Fund or fund over other advisory clients, including other funds.
Proxy Voting

The Board has delegated to the applicable Investment Manager the final authority and responsibility for voting proxies with respect to each Fund’s underlying securities holdings.
Certain funds of the Guggenheim Family of Funds (“investing fund”), such as a Fund, may invest in other funds of the Guggenheim Family of Funds (“underlying fund”), including another Fund, and as a result, an investing fund may be a shareholder of record of, and own shares with voting rights of, an underlying fund. With respect to a proposal that applies on a trust-wide basis (i.e., all series of the underlying fund’s trust will vote together on the proposal, e.g., election of trustees), the investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders of series of the underlying fund’s trust that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates in the aggregate. The investing fund’s adviser may, however, elect to follow the fund or class-specific methodologies described below when deemed appropriate.
As a general matter, for proposals that are fund or class-specific (i.e., each fund or class votes separately), an investing fund’s adviser will cause the investing fund to vote its shares in the underlying fund in the same proportion as the vote of all the shareholders in that underlying fund that are not funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates (also called “mirror” or “echo” voting).
With regard to investing funds that hold shares in underlying funds that are offered exclusively to funds managed by the advisers to the funds of the Guggenheim Family of Funds or their affiliates and institutional accounts managed by such advisers or their affiliates, an investing fund’s adviser will cause the investing fund to: (i) echo vote in proportion to votes of the shareholders of the investing fund in the event that both the investing and underlying funds are voting on substantially identical proposals; or, in all other cases, (ii) seek voting instructions from the independent board members of the investing fund or an independent proxy voting service if deemed appropriate by the independent board members of the investing fund.
Security Investors—The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term economic interests of its clients. The Investment Manager will consider all relevant factors and will not give undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients.
Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits, are outside the scope of the Procedures.
The Investment Manager utilizes the proxy voting guidelines of an outside proxy voting firm, Institutional Shareholder Services Inc. (“ISS”), as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. ISS will employ these Guidelines based on account set up instructions received from the Investment Manager. For proposals not addressed by the Guidelines, the Investment Manager will determine how to vote the proxy. For proposals where the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines, the investment team will consult the Proxy Voting Advisory Committee (the “PVAC”), comprising of representatives from investment management, compliance, risk, operations and legal to determine that overriding ISS’s vote recommendation is in the best interest of the client and that no conflicts of interest exists. The vote entered by the Investment Manager may be different from ISS’s proprietary voting policy if it is determined to be in the best interest of the client. If the investment team(s) responsible and the PVAC determines that there is no material conflict of interest, the proposal will be voted in accordance with the recommendation of said team with approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the provision of services or products by the Investment Manager’s affiliate to the company on whose behalf proxies are being solicited, (b) personal relationships that may exist between personnel of the Investment Manager or its affiliates and proponents of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the relevant company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. At times, ISS may have a conflict of interest because it also sells corporate governance services to companies whose proxies it analyzes.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following manners:
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Refer Proposal to the Client - the Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
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Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
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Abstaining from voting.
The method selected by the Investment Manager to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
The Investment Manager will provide clients with a copy of its Procedures upon written request and will make specific voting information relating to a client available to that client upon written request.
GPIM—The Investment Manager’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of the applicable Fund. Where the Investment Manager has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. The Investment Manager will consider all relevant factors without giving undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.
The financial interest of the Investment Manager’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between the Investment Manager and its clients with respect to proxy voting are resolved in the best interests of the clients.Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.
The Investment Manager has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as the Investment Manager’s proxy voting guidelines (in this section, “Guidelines”). The Investment Manager has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, the Investment Manager will assess the Procedures to determine which Guidelines will be followed. The Investment Manager reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. The Investment Manager may override the Guidelines recommending a vote on a particular proposal if the Investment Manager determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the ISS Guidelines, the reasons will be documented in writing by the Investment Manager
The Investment Manager seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless whether the issuer, a third party, or both solicit the Investment Manager’s vote.
In the absence of contrary instructions received from the Investment Manager, ISS will vote proxies in accordance with the ISS Guidelines, as such Guidelines may be revised from time to time. The Investment Manager will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) the Investment Manager has decided to vote some or all of the shares contrary to the Guidelines.

(1)
Proposals not addressed by Guidelines: ISS will notify the Investment Manager of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which the Investment Manager has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If the investment team(s) responsible, together with the Proxy Voting Advisory Committee (“PVAC”), comprising of representatives from investment management, compliance, risk operations and legal, determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
(2)
Proposal to be voted contrary to Guidelines: When an investment team decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, the investment team will consult with the PVAC to determine whether there is a material conflict of interest as to that proposal. If the investment team(s) responsible, together with the PVAC, determines that there is no material conflict of interest, the Investment Manager will override the proposal from ISS in accordance with the recommendation of said team(s) and approval from the PVAC. If there is a material conflict of interest, the Investment Manager will follow the procedures outlined below.
The Investment Manager occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) the Investment Manager or an affiliate of the Investment Manager provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of the Investment Manager or its affiliate has a personal relationships with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of the Investment Manager or its affiliates is a director or executive officer of the company. Senior members of the investment team(s) responsible for voting the proxy, in consultation with compliance, will decide whether a material conflict of interest exists. If a material conflict of interest exists, the investment team(s) will consult with the PVAC to determine how to resolve the conflict consistent with the procedures below. In certain cases, the Investment Manager occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to a Fund.
If the Guidelines do not address a proposal, or the Investment Manager wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and the Investment Manager has a material conflict of interest as to the vote, then the Investment Manager will seek to resolve the conflict in any of the following ways, as recommended by the PVAC:
•
Refer Proposal to the Client - the Investment Manager may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.
•
Obtain Client Ratification - If the Investment Manager is in a position to disclose the conflict to the client (i.e., such information is not confidential), the Investment Manager may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how the Investment Manager will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).
•
Abstain from voting.
•
Use another Independent Third Party for All Proposals - Subject to any client imposed proxy voting policies, the Investment Manager may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).
•
Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict - Subject to any client imposed proxy voting policies, the Investment Manager may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).
The method selected by the Investment Manager to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.
Clients may obtain information about how the Investment Manager voted proxies on their behalf by contacting the Investment Manager.

The Funds are required to file Form N-PX with the SEC with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. Once filed, Form N-PX will be available without charge: (1) from the Funds, upon request by calling 800.820.0888, and (2) on the SEC’s website at www.sec.gov.
Distributor

Guggenheim Funds Distributors, LLC (the “Distributor”), 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, a Delaware limited liability company, serves as the principal underwriter for shares of the Trust pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts basis and offers shares of the Funds on a continuous basis. The Distributor also acts as principal underwriter for Guggenheim Strategy Funds Trust, Guggenheim Variable Funds Trust, Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Rydex Variable Trust.
The Distributor receives a maximum commission on sales of Class A shares of 4.75% (which applies to the Guggenheim Equity Funds) and allows a maximum sales charge percentage reallowable to dealers of 4.00% on Fund shares sold (which also applies to the Guggenheim Equity Funds). These amounts may vary by Fund. The maximum sales charge percentage reallowable to dealers is the same for all dealers, but the Distributor at its discretion may increase the amount for specific periods.
The Distributor does not receive any compensation from the Funds for the distribution of Class R6 shares and Institutional class shares.
For the Funds' three most recently completed fiscal years, the Distributor (1) received gross underwriting commissions on Class A and Class P shares, (2) retained net underwriting commissions on Class A and Class P shares, and (3) received contingent deferred sales charges on redemptions of Class A and/or Class C shares in the amounts set forth in the tables below.
Fund	Guggenheim Funds Distributors, LLC—Gross Underwriting Commissions
	2020	2019	2018
Alpha Opportunity Fund	$1,380	$3,577	$25,761
Diversified Income Fund	$200	$0	$0
Floating Rate Strategies Fund	$110,914	$119,205	$665,675
High Yield Fund	$53,263	$109,331	$114,083
Core Bond Fund	$109,963	$98,611	$81,522
Large Cap Value Fund	$7,789	$8,478	$20,086
Limited Duration Fund	$2,875,348	$2,029,568	$3,336,528
Macro Opportunities Fund	$261,915	$557,420	$1,288,066
Market Neutral Real Estate Fund	$2,280	$0	$0
Municipal Income Fund	$237,335	$210,327	$3,848
Risk Managed Real Estate Fund	$30,433	$18,227	$11,341
Small Cap Value Fund	$709	$1,368	$4,576
SMid Cap Value Fund	$46,870	$92,170	$96,125
StylePlus—Large Core Fund	$15,138	$23,334	$51,060
StylePlus—Mid Growth Fund	$8,069	$7,270	$13,307
Total Return Bond Fund	$1,310,624	$1,110,084	$760,535
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$4,357	$23,006	$30,229

Fund	Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2020	2019	2018
Alpha Opportunity Fund	$311	$1,169	$4,830
Diversified Income Fund	$38	$0	$0
Floating Rate Strategies Fund	$3,699	$16,228	$44,117
High Yield Fund	$6,583	$20,891	$18,984
Core Bond Fund	$15,125	$15,649	$13,945
Large Cap Value Fund	$3,578	$6,333	$6,843

Fund	Guggenheim Funds Distributors, LLC—Net Underwriting Commissions
	2020	2019	2018
Limited Duration Fund	$10,899	$14,036	$24,968
Macro Opportunities Fund	$22,155	$42,913	$121,693
Market Neutral Real Estate Fund	$0	$0	$0
Municipal Income Fund	$3,283	$6,539	$885
Risk Managed Real Estate Fund	$6,320	$3,902	$1,837
Small Cap Value Fund	$399	$545	$1,201
SMid Cap Value Fund	$20,452	$31,253	$34,555
StylePlus—Large Core Fund	$12,060	$13,218	$20,345
StylePlus—Mid Growth Fund	$6,661	$5,962	$9,069
Total Return Bond Fund	$139,142	$98,732	$117,084
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$3,281	$9,140	$10,007

Fund	Guggenheim Funds Distributors, LLC—Compensation on Redemptions
	2020	2019	2018
Alpha Opportunity Fund	$77	$170	$69
Diversified Income Fund	$0	$11	$0
Floating Rate Strategies Fund	$1,483	$7,382	$7,367
High Yield Fund	$2,012	$119	$1,511
Core Bond Fund	$971	$115	$504
Large Cap Value Fund	$187	$59	$66
Limited Duration Fund	$13,419	$5,888	$24,483
Macro Opportunities Fund	$3,351	$5,414	$7,573
Market Neutral Real Estate Fund	$1,025	$0	$0
Municipal Income Fund	$0	$0	$0
Risk Managed Real Estate Fund	$857	$0	$0
Small Cap Value Fund	$23	$0	$161
SMid Cap Value Fund	$922	$661	$488
StylePlus—Large Core Fund	$1	$12	$66
StylePlus—Mid Growth Fund	$0	$5	$48
Total Return Bond Fund	$8,976	$7,912	$4,664
Ultra Short Duration Fund	$0	$0	$0
World Equity Income Fund	$25	$3	$92
The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker and thus received no brokerage commissions.
Each Fund’s Distribution Agreement is renewable annually either by the Board or by the vote of a majority of the Fund’s outstanding securities, and, in either event, by a majority of the Board who are not parties to the agreement or interested persons of any such party. The agreement may be terminated by either party upon 60 days’ written notice.
Portfolio Turnover

Portfolio turnover rates can vary greatly from year to year, as well as within a particular year. In the fiscal year ended September 30, 2020, Guggenheim Alpha Opportunity Fund experienced a significant decrease in its portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year, which was primarily attributable to changes to the Fund’s quantitative models. In addition, in the fiscal year September 30, 2020, Guggenheim Core Bond Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund each experienced a significant increase in portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year, which was primarily attributable to repositioning of portfolio holdings in response to market volatility. In addition, in the fiscal year September 30, 2020, Guggenheim Market Neutral Real Estate Fund experienced a significant increase in portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year, which was primarily attributable to increases in trading activity due to market volatility. In addition, in the fiscal year September 30, 2020, Guggenheim World Equity Income Fund experienced a significant increase in portfolio turnover rate compared to its portfolio turnover rate for the previous fiscal year, which was primarily attributable to the result of its portfolio managers’ quantitative analysis.
Portfolio Brokerage and Investment Allocation

Below is a summary of brokerage allocation policies for the Investment Managers. The Investment Managers are responsible for purchasing and selling securities and other assets for each Fund they advise (or sub-advise, if applicable).
Security Investors
Security Investors makes investment decisions for each Fund it advises, selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. Security Investors has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among each Fund it advises and Security Investors’ other clients fairly and equitably.
Security Investors has discretionary trading authority on behalf of each Fund it advises (and its other clients) and has a duty to each such Fund (and its other clients) to seek the best available net price and most favorable execution for portfolio transactions. In selecting a broker or dealer for each transaction, the Security Investors uses its judgment to choose the broker or dealer most capable of providing the range and quality of brokerage services necessary to obtain the best available net price and most favorable execution based on a range of factors. In furtherance of seeking the most favorable execution, Security Investors has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, Security Investors consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in Security Investors' opinion, have financial stability and a positive reputation in the industry. The factors that Security Investors may consider include, but are not limited to, prior experiences with broker-dealers, the size of the particular transactions, the financial condition of the broker-dealer and its execution capabilities, the potential impact on the marketplace and other factors deemed appropriate by the Security Investors. Accordingly, Security Investors is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. The sale of Fund Shares by a broker or dealer is not a factor in the selection of brokers and dealers to execute portfolio transactions for a Fund. Security Investors and its affiliates do not currently participate in soft dollar arrangements.
Security Investors may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is consistent with its duties to the Trust. Although Security Investors’ investment decisions for a Fund will be made independently from investment decisions for any other client account, investments for a Fund may also be considered appropriate for other client accounts. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. Security Investors will allocate such orders in a fair and equitable manner in relation to the objectives and needs of the Fund and other client accounts involved. When feasible, Security Investors will allocate these orders prior to executing the trade in accordance with its applicable policies and procedures. In some cases, Security Investors may use various forms of pro rata or other methods of allocation that are considered to be consistent with Security Investors’ established policies and procedures. Allocations for initial public offerings ("IPOs") are typically handled in the same manner as any other aggregated trade, however, Security Investors will attempt to allocate IPOs among appropriate client accounts on a pro rata basis, subject to certain adjustments.

Guggenheim Partners Investment Management
GPIM makes investment decisions for each Fund it advises (or sub-advises, if applicable), selects brokers and dealers to effect transactions and negotiates price, commissions, and markups or markdowns or spreads, if any, with respect to these transactions. GPIM has adopted policies and procedures that it believes are reasonably designed to obtain best execution for portfolio transactions and to allocate investment opportunities among the Funds it advises (or sub-advises, if applicable) and GPIM’s other clients fairly, equitably and in a non-preferential manner over time.
GPIM has discretionary trading authority on behalf of the Funds it advises (or sub-advises, if applicable) and it’s other clients, and has a duty to each of those Funds (and its other clients) to seek the most favorable execution for each portfolio transaction it makes on their behalf. In furtherance of seeking the most favorable execution, GPIM has adopted a Counterparty Approval Policy pursuant to which it maintains an Approved Counterparty List. Transactions may only be executed with counterparties/broker-dealers on the Approved Counterparties List unless an exception is granted by an authorized person under the Counterparty Approval Policy. Initially and on an ongoing basis, GPIM consults a variety of information relating to a counterparty/broker-dealer, including regulatory reports and financial information, in connection with adding and maintaining a counterparty to the Approved Counterparty List. Generally, counterparties on the Approved Counterparty List must, in GPIM’s opinion, have financial stability and a positive reputation in the industry. When reviewing brokers, GPIM may consider, including, without limitation, the size and type of transaction, access to liquidity, execution efficiency and capability, and other factors it may deem appropriate. GPIM uses its judgment to select a broker or dealer on the basis of how a transaction can be executed to achieve the most favorable execution for its client under the circumstances. Accordingly, GPIM is not obligated to choose the broker or dealer offering the lowest available commission rate or the lowest possible execution cost on a transaction. GPIM and its affiliates do not currently participate in soft dollar arrangements.
GPIM may aggregate trade orders for one or more Funds and/or its other clients in a particular security when it believes that doing so is in the best interests of all participating clients and is in furtherance of its duty to seek best execution. Aggregation of trade orders may result in an overall benefit to a Fund because it may achieve efficiencies in execution and reduce trading costs. When aggregating trades, GPIM will continue to seek best execution, treat all participating clients fairly and ensure participating clients pay the same price, net of transaction costs. GPIM will allocate orders objectively and in a fair and equitable manner in relation to the objectives, investment strategies, account constraints and restrictions, and relative exposure to asset classes of the Funds and other client accounts involved. Generally, GPIM will allocate these orders pro rata among participating clients. In some cases, GPIM may use various other methods of allocation that are considered to be consistent with GPIM’s established policies and procedures.
The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. The table below sets forth the brokerage fees paid by the Funds during the Funds' three most recently completed fiscal years:
Fund	Year	Fund Total Brokerage Commissions Paid

Alpha Opportunity Fund	2020 2019 2018	$57,764 $82,357 $0
Diversified Income Fund	2020 2019 2018	$846 $699 $492
Floating Rate Strategies Fund	2020 2019 2018	$23,450 $101 $0
High Yield Fund	2020 2019 2018	$9,482 $9,512 $961
Core Bond Fund	2020 2019 2018	$17,614 $1,682 $0

Large Cap Value Fund	2020 2019 2018	$27,149 $30,817 $16,677
Limited Duration Fund	2020 2019 2018	$28,245 $0 $0
Macro Opportunities Fund	2020 2019 2018	$363,652 $137,742 $813,682
Market Neutral Real Estate Fund	2020 2019 2018	$75,040 $12,962 $11,697
Municipal Income Fund	2020 2019 2018	$7,249 $1,551 $0
Risk Managed Real Estate Fund	2020 2019 2018	$630,626 $250,112 $214,895
Small Cap Value Fund	2020 2019 2018	$15,128 $28,836 $5,291
SMid Cap Value Fund	2020 2019 2018	$458,340 $571,871 $648,523
StylePlus—Large Core Fund	2020 2019 2018	$22,368 $17,818 $0
StylePlus—Mid Growth Fund	2020 2019 2018	$12,810 $11,270 $12,131
Total Return Bond Fund	2020 2019 2018	$240,116 $26,063 $0
Ultra Short Duration Fund*	2020 2019 2018	$5,924 $148 $49
World Equity Income Fund	2020 2019 2018	$82,756 $81,775 $78,714
*
Effective November 30, 2018, Guggenheim Ultra Short Duration Fund assumed the accounting history of Guggenheim Strategy Fund I, a series of Guggenheim Strategy Funds Trust. Therefore, the information shown prior to November 30, 2018 is that of Guggenheim Strategy Fund I.
During such fiscal years, the Funds paid no brokerage commissions to Security Distributors, Inc. and Guggenheim Funds Distributors, LLC, the former and current principal underwriters or their affiliates. Additionally, during such fiscal years, no Fund paid brokerage commission to Guggenheim Securities, LLC, an affiliate of the Investment Manager. For the fiscal year ended September 30, 2020, no Fund paid any of its aggregate brokerage commissions to, or transacted any of their transactions through, an affiliate of the Investment Managers. For the fiscal year ended September 30, 2020, no Fund or its Investment Manager, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker because of research services provided.
The Funds contemplate that, consistent with the policy of obtaining the best execution, brokerage transactions may be conducted through affiliates of the Investment Managers and Distributor. The Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to any affiliated broker are reasonable and fair.

Securities of Regular Broker-Dealers

In certain cases, a Fund, as part of its principal investment strategies, or otherwise as a permissible investment, will invest in the securities of the regular broker-dealers that its Investment Manager uses to effect brokerage transactions for the Fund. As of the end of the Funds’ most recently completed fiscal year, the following Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, in the aggregate amounts shown below:
Fund	Issuer/Regular Broker-Dealer	Aggregate Amount of Securities Owned
Alpha Opportunity Fund	BANK OF AMERICA CORP	$90,940
	JP MORGAN CHASE & CO.	$123,514
High Yield Fund	GOLDMAN SACHS GROUP INC	$1,008,092
Core Bond Fund	BANK OF AMERICA CORP	$10,046,920
	CITIGROUP INC	$4,915,448
	GOLDMAN SACHS GROUP INC	$2,483,257
	JPMORGAN CHASE & CO	$10,139,610
	WELLS FARGO & COMPANY	$10,182,938
Large Cap Value Fund	BANK OF AMERICA CORP	$451,952
	CITIGROUP, INC.	$565,345
	JP MORGAN CHASE & CO.	$628,258
	MORGAN STANLEY	$299,141
	WELLS FARGO & COMPANY	$305,371
Limited Duration Fund	BANK OF AMERICA CORP	$25,106,047
	CITIGROUP INC	$13,467,699
	GOLDMAN SACHS GROUP INC	$7,615,322
	MIZUHO FINANCIAL GROUP	$1,513,643
	MORGAN STANLEY	$7,330,993
	WELLS FARGO & COMPANY	$58,721,434
StylePlus—Large Core Fund	BANK OF AMERICA CORP	$312,375
	JP MORGAN CHASE & CO.	$449,196
	MORGAN STANLEY	$62,855
Total Return Bond Fund	BANK OF AMERICA CORP	$150,860,260
	CITIGROUP INC	$75,869,787
	GOLDMAN SACHS GROUP INC	$24,832,572
	JPMORGAN CHASE & CO	$149,281,460
	WELLS FARGO & COMPANY	$151,648,298
World Equity Income Fund	MARKETAXESS HOLDINGS INC	$288,954
	WELLS FARGO & COMPANY	$211,590
Ultra Short Duration Fund	CITIGROUP INC	$251,559
	GOLDMAN SACHS GROUP INC	$1,057,292
	WELLS FARGO & COMPANY	$2,806,885
How Net Asset Value is Determined

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value.” Neither the Prospectus nor the following information is intended to reflect an exhaustive list of the methodologies a Fund may use to value its investments. The methodologies summarized in the Prospectus and below may not represent the specific means by which a Fund’s investments are valued on any particular business day.
The NAV of a Fund serves as the basis for the purchase and redemption price of that Fund’s shares. The NAV of a Fund is calculated by dividing the market value of the Fund’s securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund.

The Board has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from the Investment Manager’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.
In general, portfolio securities and assets of a Fund will be valued on the basis of readily available market quotations at their current market value. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or are deemed not reliable, the Fund will fair value those securities and assets in good faith using methods approved by the Board of Trustees. The Valuation Procedures permit the Funds to use a variety of valuation methodologies in connection with valuing the Funds’ investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. As a general matter, valuing securities and assets accurately is difficult and can be based on inputs and assumptions, which may not always be correct.
Valuations of the Funds’ securities and other assets are supplied primarily by independent third party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services. Valuations provided by pricing services are generally based on methods that the Valuation Committee believes are reasonably designed to approximate the amount that a Fund would receive upon the sale of the portfolio security or asset. When providing valuations to the Funds, pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Pricing services face the same challenges as the Funds in valuing securities and assets and may rely on limited available information. If the pricing service cannot or does not provide a valuation for a particular investment, or such valuation is deemed unreliable, such investment is fair valued.
Quotes from broker-dealers (i.e., prices provided by a broker-dealer or other market participant, which may or may not be committed to trade at that price), adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value a Fund’s securities and assets. Quotes from broker-dealers vary in terms of depth (e.g., provided by a single broker-dealer) and frequency (e.g., provided on a daily, weekly, or monthly basis, or any other regular or irregular interval). Although quotes from broker-dealers are typically received from established market participants, a Fund may not have the transparency to view the underlying inputs which support such quotes. Significant changes in a quote from a broker-dealer would generally result in significant changes in the fair value of the security.
U.S. Government securities are valued by pricing services, the last traded fill price, or at the reported bid price at the close of business.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.
CLOs, CDOs, MBS, ABS, and other structured finance securities are generally valued using a pricing service.
Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.
Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.
Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. OTC options are valued using a price provided by a pricing service.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.
The value of an interest rate swap agreement entered into by a Fund is determined using the prior day’s Chicago Mercantile Exchange closing price, adjusted for the current day's spreads. The values of other swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying positions that the swaps pertain to at the close of the New York Stock Exchange ("NYSE").
Typically, loans are valued using information provided by pricing services that use broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee. Funds that invest in loans or asset-backed securities as part of their investment strategies may have a significant amount of these instruments that are fair valued.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and the Investment Manager are authorized to use prices and other information supplied by a third-party pricing vendor in valuing foreign securities.
Investments for which market quotations are not readily available are fair valued as determined in good faith by the Investment Manager, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. The Valuation Committee convenes regularly to review the valuation of all portfolio securities and assets which have been fair valued for reasonableness. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.
A Fund may also fair value securities and assets when a significant event is deemed to have occurred after the time of a market quotation including for securities and assets traded on foreign markets and securities and assets for which market quotations are provided by pricing services as of a time that is prior to the time when the Funds’ determine their NAV. There can be no assurance in each case that significant events will be identified.
Proportions of a Fund’s investments that are fair valued vary from time to time and a Fund may fair value a significant amount of its portfolio securities and assets. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued. Investors should consult these reports for additional information.
Fair value represents a good faith approximation of the value of a security. Fair value determinations may be based on limited inputs and involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Funds’ valuation procedures are designed to value a portfolio security or asset at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a Fund would receive upon the sale of the portfolio security or asset or the price at which the portfolio security or asset would trade if a reliable market quotation were readily available.
How to Redeem Shares

Shareholders may turn in their shares, other than Class P shares, directly to the Transfer Agent for redemption at NAV (which may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the NAV next determined after the time when such shares are tendered for redemption less any applicable contingent deferred sales charge. Orders by a fund of funds for which the Investment Managers or an affiliate serves as investment manager will be treated as received by a Fund at the same time that the corresponding orders are received in proper form by the fund of funds.
Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:
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Your name;
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Your shareholder account number;
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Fund name(s);
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Dollar amount or number of shares you would like to sell;
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Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee);
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Signature of account owner(s) (not required for telephone redemptions); and
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Any share certificates issued for any of the shares to be redeemed (if applicable).
To avoid delay in redemption or transfer, shareholders having questions should contact the Transfer Agent.
Shareholders of Class P shares may submit redemption orders to the financial intermediary through whom their accounts were opened. Such orders will receive the NAV next calculated after receipt of the orders by the financial intermediary.
In addition to the rights expressly set forth in the Prospectuses and this SAI, the Funds reserve the right to close your account or redeem your shares in other circumstances as may be determined by the Board or by Fund management pursuant to policies adopted by the Board. Neither the Funds, the Investment Managers (or their affiliates), nor the Board will be responsible for any loss in your account or tax liability resulting from such a redemption. The Board may adopt policies from time to time requiring mandatory redemption of shares in certain circumstances, such as when it has determined that a particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund or failure to so redeem may have materially adverse consequences to other shareholders. Involuntary redemptions in any case may be in cash or in-kind.
Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.

Receiving Your Redemption Proceeds—Your redemption proceeds normally will be sent within seven days of the Transfer Agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent to you or your financial intermediary, as applicable, on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions, unless paid in-kind (see below), will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.
When investing in the Funds, shareholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Code.
In addition to the foregoing redemption procedure, the Funds repurchase shares from brokers and other financial intermediaries at the price determined as of the close of business on the day such offer is confirmed. The Distributor and Transfer Agent have been authorized, as agents, to make such repurchases for the Funds’ account. Dealers may charge a commission or other fee on the repurchase of shares.
The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See “Purchases for Retirement Plans”).
Redemptions In-Kind—Each Fund reserves the right to use redemptions in-kind at all times, including during stressed conditions or other circumstances. A Fund may satisfy a redemption request by distribution in-kind of securities for a variety of purposes, such as tax management and liquidity risk management, as well as in instances of large redemptions. A Fund may also satisfy redemption requests entirely through redemptions in-kind upon the request of a shareholder. In each case, such redemption in-kind would be effected in accordance with the 1940 Act and rules thereunder.
The Funds have agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. As described above, the Funds reserve the right, in their discretion, to satisfy other redemptions, either totally or partially, by a distribution in-kind of securities (instead of cash) from the applicable Fund’s portfolio (“redemption in-kind”). The securities distributed in such a redemption in-kind distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed and generally represent a pro rata portion of Fund portfolio assets subject to certain adjustments (e.g., for non-transferable investments, odd lots or small lots of securities, and derivatives). In the case of a non-pro rata distribution, the distribution would be subject to the Trust’s officers and the Trust’s Liquidity Risk Management Program Administrator, in consultation with the portfolio managers and other personnel of the Investment Manager, as deemed warranted or appropriate, determining that the distribution is fair and not disadvantageous to the redeeming or remaining shareholders.
In the event a shareholder were to receive a redemption in-kind of portfolio securities of the Funds, it would be the responsibility of the shareholder to dispose of the securities, which may result in capital gains or other tax consequences. The shareholder would bear market risks and thus be at risk that the value of the securities would decline prior to their sale or would be sold at a price that differs from their original value, that it would be difficult to sell the securities, and that brokerage fees and other transaction costs could be incurred.

Telephone Redemptions—The proceeds of a telephone redemption will be sent to the shareholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Transfer Agent, a shareholder may redeem shares by calling the Funds at 800.820.0888, on weekdays (except holidays) between 8:30 a.m. and 5:30 p.m. Eastern Time. Redemption requests received by telephone after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Telephone redemptions are not accepted for retirement accounts. A shareholder who authorizes telephone redemptions authorizes the Transfer Agent to act upon the instructions of any person identifying himself as the owner of the account or the owner’s broker. The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and will be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner’s tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Transfer Agent, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request, provided that the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Transfer Agent or the Funds.
During periods of severe market or economic conditions, telephone redemptions may be difficult to implement, and shareholders should make redemptions by mail as described under “How to Redeem Shares.”
How to Exchange Shares

Shareholders of the Funds may exchange their shares for shares of the same class of shares of another series of the Trust or for shares of certain other mutual funds, including funds in the Family of Funds, or as described below. You may exchange shares for the same class of shares of the series of the Trust, Transparent Value Trust, Rydex Series Funds and the Rydex Dynamic Funds (together with the Funds, the “Family of Funds”). Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are available for sale. Such transactions generally have the same tax consequences as ordinary sales and purchases and are not tax-free exchanges.
Class A, Class C, Institutional Class, Class P and Class R6 shares of the Funds may be exchanged for Class A, Class C, Institutional Class, Class P and Class R6 shares, respectively, of another of the available funds. Shareholders of Class A shares may exchange their shares for Institutional Class shares if the shareholders meet the minimum initial investment and the specific eligibility requirements. Shareholders of Institutional Class shares may exchange their shares for Class A shares of funds in the Family of Funds. The Class A shares will be subject to all of the Class A share conditions, including any applicable sales charges. No exchanges of Class C shares are allowed with a Fund that does not offer such Class of shares. Any contingent deferred sales charge applicable to exchanged Class A or Class C shares will be calculated from the date of the initial purchase. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.
Class A shares of the Ultra Short Duration Fund may be subject to a contingent deferred sales charge if acquired by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. Please refer to the applicable Prospectus for more information.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. At the discretion of the management of the Funds, upon notice to shareholders, this privilege may be changed or discontinued at any time.
Before exchanging your shares for shares of another mutual fund in the Family of Funds that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging.
Shareholders of Class P shares may exchange Class P shares by submitting the transaction order through their broker/dealer or other financial intermediary through whom Fund shares were purchased.

Exchange By Telephone—A shareholder of each class of shares, other than Class P shares, may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 a.m. and 5:30 p.m. Eastern Time. Exchange requests received after the close of the NYSE (normally 4:00 p.m. Eastern Time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.
The Transfer Agent has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Transfer Agent’s procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the fund(s) in the Family of Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Transfer Agent nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Transfer Agent complied with its procedures. Thus, a shareholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.
Dividends and Taxes

According to each Fund's policy, dividends are paid from net investment income at least annually for the Guggenheim Equity Funds and each month for the Guggenheim Fixed-Income Funds. In addition, each Fund distributes realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of an initial sales charge and Institutional Class shares of the Funds bear no distribution expenses, while Class C shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class C shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class C shares generally will be lower than those paid with respect to Class A and Institutional Class shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at NAV as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Transfer Agent is previously notified in writing by the shareholder that such dividends or distributions are to be received in cash. A shareholder may request that such dividends or distributions be directly deposited to the shareholder’s bank account. A shareholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.
The Funds will not pay dividends or distributions of less than $25 in cash but will automatically reinvest them in additional Fund shares. Distributions of net investment income and any short-term capital gains by the Funds are taxable as ordinary income whether received in cash or reinvested in additional shares.
Tax Considerations—The following summarizes certain federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Each Fund intends to qualify annually and intends to elect or has elected to be treated as a regulated investment company under the Code. To qualify for treatment as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income derived with respect to its business of investing in such stock, securities, or currencies (the “Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year (or within 30 days after such quarter), (a) at least

50% of the market value of its assets is represented by cash, cash items, U.S. government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships; and (iii) distribute dividends of an amount at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses), determined without regard to the deduction for dividends paid, plus its net tax-exempt interest each taxable year (the “Annual Minimum Distribution Requirement”).
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.
Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund’s ability to qualify as a regulated investment company might be affected.
Assuming each Fund qualifies as a regulated investment company, each such Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains.
Generally, regulated investment companies, like the Funds, typically must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. Generally, to avoid this tax, a regulated investment company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of: (i) 98% of its ordinary income (taking into account certain adjustments and deferrals) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment companies paid no federal income tax. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If a Fund were unable to distribute an amount at least equal to the Annual Minimum Distribution Requirement within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed investment company taxable income and gains. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).
All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the shareholder or reinvested in shares of the Funds, are generally taxable as ordinary income. The amounts of Fund distributions are driven by federal tax requirements. A Fund's required taxable distributions to shareholders may be significant even if the Fund's overall investment performance for the period is negative.

For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder’s dividends received deduction to the extent the relevant Fund reports the amount distributed as a qualified dividend. The aggregate amount reported as a qualified dividend by a Fund cannot exceed the aggregate amount of dividends received by such Fund from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days as well as satisfy certain other requirements in order to be eligible to claim the dividends received deduction.
The excess of net long-term capital gains over short-term capital losses realized and distributed by the Funds or reinvested in Fund shares will generally be taxable to shareholders as long-term capital gain. Capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares. Advice as to the tax status of each year’s dividends and distributions will be mailed annually. A purchase of shares shortly before payment of a dividend or distribution may be disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share NAV of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The maximum individual rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. The aggregate amount reported as qualified dividend income by a Fund cannot exceed the aggregate amount of eligible dividends received by such Fund from domestic corporations and certain qualified foreign corporations for the taxable year. Qualified dividend income will be limited if the shares with respect to which the dividends are received are deemed to have been held less than 61 days. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A Fund shareholder would also have to satisfy a more than 60-day holding period as well as certain other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Generally, gain or loss realized upon the sale or redemption of shares (including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be taxable to shareholders, respectively, as long-term capital gain or loss if the shares had been held for more than one year at the time of sale or redemption. Capital gain or loss on shares held as capital assets for less than one year generally will be taxable to shareholders, respectively, as short-term capital gain or loss. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale, exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule generally applies in circumstances when shares of the Fund are disposed of within 90 days after the date they were purchased and new shares in a regulated investment company are acquired before January 31 of the calendar year following the calendar year in which the original shares were disposed of without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the Qualifying Income Test. A Fund may make certain tax elections or borrow money or dispose of securities to mitigate the effect of these tax rules and to prevent disqualification of a Fund as a RIC but there can be no assurance that these measures will be successful in this regard.
Cost Basis Reporting—Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds must report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing, to use another method. If you wish to choose another default cost basis method for your account you may select among: FIFO (“first-in-first-out”), LIFO (“last-in-first-out”) and HIFO (“highest-cost-in-first-out"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to their particular circumstances.
Back-up Withholding—Each Fund generally will be required to withhold federal income tax at a rate of 24% (“back-up withholding”) from dividends paid (other than exempt-interest dividends), capital gain distributions and redemption proceeds to shareholders if (1) the shareholder fails to furnish the applicable Fund with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to back-up withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Passive Foreign Investment Companies—Some of the Funds may invest in stocks of foreign companies that are treated under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is treated as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC (i.e., the "mark-to-market election"). If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund’s PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized. If this election were made, any tax otherwise assessed at the Fund level under the PFIC rules generally would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to be subject to tax annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.
Although not required to do so, it is likely that the Funds will choose to make the mark-to-market election with respect to PFIC stock acquired and held. If this election is made, the Funds may be required to make ordinary dividend distributions to their shareholders based on the Funds’ unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.
Options, Futures, Forward Contracts and Swap Agreements—Certain options, futures contracts, and forward contracts in which a Fund may invest may be “Section 1256 contracts.” Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.
Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear.
A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.
Because only a few regulations regarding the treatment of swap agreements and related caps, floors and collars have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the IRS might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected or taxes and interest may be imposed upon the examination and challenged by the IRS.
The requirements applicable to a Fund’s qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Market Discount—If a Fund acquires a debt security at a price below the lower of the adjusted issue price or the stated redemption price of such debt security, the excess of its stated redemption price at maturity over its acquisition cost constitutes “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to a portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.” A Fund may elect to include market discount in income currently. If this election is made, it will apply to all debt securities that the Fund holds which have market discount.
Original Issue Discount—Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given taxable year generally is treated for federal income tax purposes as interest, and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.
Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).
Constructive Sales—These rules may affect timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If the Fund enters into certain transactions in property while holding substantially identical property, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.
REITs—REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed as dividends to shareholders if the REITs comply with the Code's requirements.
REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT generally do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on “qualifying dividends” but do qualify for a 20% deduction available for potential passthrough to the Fund’s shareholders. Distributions in excess of a REIT’s earnings and profits are reported as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Fund intends to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be reported as a return of capital.
REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to extend the deadline for issuance of Forms 1099-DIV.

Investment in Taxable Mortgage Pools (Excess Inclusion Income)—Under a notice issued in 2006 by the IRS (the "Notice"), the Code and Treasury regulations to be issued, a portion of Risk Managed Real Estate Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit ("REMIC") or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income ("UBTI"), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.
These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT. It is unlikely that these rules will apply to a Fund that employs a non-REIT investment strategy.
Investment in the Subsidiary—The Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. In order for the Fund to qualify as a RIC under Subchapter M of the Code, the Fund must derive at least 90 percent of its gross income each taxable year from certain qualifying sources of income. The Internal Revenue Service (the IRS) has issued a revenue ruling which holds that income derived from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. The Treasury Department has issued regulations that generally would treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income if there is a distribution in the same taxable year out of the earnings and profits of the Subsidiary that is attributable to such income inclusion or if the Fund’s income inclusion with respect to the Subsidiary is derived in connection with the Fund’s business of investing in stocks, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, Treasury regulations, court decisions and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M of the Code, or otherwise alter the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. The Fund’s investment in the Subsidiary involves specific risks.
A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined to be not of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business or be taxed as such. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.
Foreign Taxation—Income earned and gain realized by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The imposition of such taxes will reduce the amount of dividends and distributions paid to the Fund’s shareholders. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. A Fund will notify you if it makes this election.
Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”
Securities Lending—A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to its stockholders. With respect to any security subject to a securities loan, any (i) amounts received by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to either qualified dividend income or income otherwise eligible for the corporate dividends received deduction; and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by such Fund and, therefore, cannot be passed through to stockholders even if the Fund satisfies the requirements described in “Foreign Taxation,” above.
Foreign Currency Transactions—Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, options and similar financial instruments, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Foreign Shareholders—Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of Fund shares, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of Fund shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.
Certain properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we or the Non-U.S. stockholder are at least a 10% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, no assurance can be given as to whether any of a Fund's distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In the case shares of Fund shares held through an intermediary, the intermediary may withhold U.S. federal income tax even if a Fund reports the payment as a dividend derived from qualified net interest income or as qualified short-term capital gain. Moreover, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as derived from qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Capital gain distributions from the fund's net long-term capital gains are also generally exempt from U.S. withholding tax.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the Treasury Department of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), provisions of the Code, a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If Risk Managed Real Estate Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. Risk Managed Real Estate Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.
The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of Risk Managed Real Estate Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate. Foreign shareholders also may be subject to "wash sale" rules intended to prevent the avoidance of the tax filing and tax payment obligations discussed above through the sale and repurchase of Fund shares.
The tax consequences, including the applicable rate of taxation and characterization of distributions, to a foreign shareholder entitled to claim the benefits of any applicable tax treaty may be different from those described herein, as well as could vary depending upon the foreign shareholder's level of current and prior ownership of Fund shares. Foreign shareholders are urged to consult their own tax advisers and, if holdings Fund shares through intermediaries, their intermediaries, concerning the application of these rules as well as with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes and the potential applicability of the U.S. estate tax.
Other Taxes—The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Depending upon the nature and extent of a Fund’s contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Organization

The Trust’s Declaration of Trust provides for the issuance of shares of beneficial interest in one or more classes or series.
The Trust's Declaration of Trust provides for indemnification of Trustees and officers of the Trust except with respect to any matter as to which the indemnitee shall not have acted in good faith in the reasonable belief that their action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which the indemnitee shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified thereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his or her position. In addition, the Trust's Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general or corporate successors) shall be held harmless from and indemnified against all loss and expense arising from such liability but only out of the assets held with respect to the particular series of which such person is or was a shareholder and from or in relation to which such liability arose. The Trust, acting on behalf of any affected series, may, at its option, assume the defense of any such claim made against such shareholder.
The Trust has authorized the issuance of an unlimited number of shares of beneficial interest and currently issues its shares in 19 series. The shares of each series of the Trust represent a pro rata beneficial interest in that series’ net assets and in the earnings and profits or losses derived from the investment of such assets.
As of the date of this SAI, the Floating Rate Strategies Fund, High Yield Fund, Limited Duration Fund, Macro Opportunities Fund and Total Return Bond Fund have five classes of shares outstanding, the Ultra Short Duration Fund has two classes of shares outstanding, and each other Fund has four classes of shares outstanding. Each class participates proportionately based on its relative NAVs in dividends and distributions and has equal voting, liquidation and other rights except that (1) expenses related to the distribution of each class of shares or other expenses that the Board may designate as class expenses from time to time are borne solely by each class; (2) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (3) each class has different exchange privileges; and (4) each class has a different designation. When issued and paid for, the shares of each Fund will be fully paid and non-assessable by the Funds. Shares may be exchanged as described under “How to Exchange Shares,” and certain classes of shares have conversion rights and features as described under "Sales Charges, Reductions and Waivers." In addition, shares have such subscription, preference, conversion, exchange or preemptive rights, as authorized by the Board from time to time and permitted under the Trust's organizational documents and applicable law. All shares are transferable, redeemable and assignable.
On certain matters, such as the election of Trustees, all shares of the series of the Trust vote together. On other matters affecting a particular series or class, such as the investment advisory contract or the fundamental policies, only shares of that series or class are entitled to vote. With respect to all proposals, except a proposal to elect Trustees, a majority vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law. With respect to a proposal to elect Trustees, a plurality vote of the applicable shares at a meeting at which a quorum is present is required for approval of the proposal, except as otherwise required by law.
The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by vote cast at a meeting of shareholders. Each Fund reserves the right to merge or reorganize with another fund or liquidate, in each case subject to applicable approvals by shareholders and the Fund’s Board as required by law and the Fund’s governing documents.
Custodian, Transfer Agent and Dividend-Paying Agent

The Bank of New York Mellon, 2 Hanson Place, 9th Floor, Brooklyn, New York 11217, acts as custodian for the portfolio securities of the Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.
MUFG, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, acts as the transfer and dividend-paying agent for each of the Funds pursuant to a Transfer Agency Agreement with the Trust, as amended, and acts as the administrative agent of each of the Funds pursuant to a Fund Accounting and Administration Agreement with the Trust, as amended.
Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, Ernst & Young LLP, 1775 Tysons Boulevard, Virginia 22102, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports, prepares the Funds’ federal income tax returns, and performs other attestation, auditing, tax and advisory services when engaged to do so by the Trust.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.
Financial Statements

The Funds’ audited financial statements for the fiscal year ended September 30, 2020, including notes thereto and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference into this SAI. A copy of a Fund’s most recent Annual Report to Shareholders may be obtained by telephoning the transfer agent at 800.820.0888 or 301.296.5100 or by visiting www.guggenheiminvestments.com.
Family of Funds, for disclosure purposes in this Statement of Additional Information, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Core Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim SMid Cap Value Fund (formerly, Guggenheim Mid Cap Value Fund), Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

Appendix A: Description of Securities Ratings
STANDARD & POOR’S CORPORATION —
A brief description of the applicable S&P Global Ratings and its affiliates (together, “S&P”) rating symbols and their meanings (as published by S&P) follows.
Issue Credit Ratings Definition
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings*
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation.
•
The nature and provisions of the financial obligation, and the promise we impute; and
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The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA. An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA. An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A. An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB. An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B. An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC. An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC. An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C. An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D. An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
*
Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings
A-1. A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3. A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B. A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C. A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D. A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
SPUR (S&Ps Underlying Rating). A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.
Municipal Short-Term Note Ratings
An S&P’s U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:
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Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
MOODY’S INVESTORS SERVICE, INC. —
A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows.
Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale
Aaa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B. Obligations rated B are considered speculative and are subject to high credit risk.
Caa. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Global Short-Term Rating Scale
P-1. Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2. Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3. Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Short-Term Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels - MIG1 through MIG3 - while speculative grade short-term obligations are designated SG.
MIG Scale
MIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VIMG Scale
VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
Other Rating Symbols
Provisional Ratings - (P). Moody’s will often assign a provisional rating to an issuer or an instrument when the change to a definitive rating is subject to the fulfilment of contingencies that contingencies that could affect the rating. Examples of such contingencies are the finalization of transaction documents/terms where a rating is sensitive to changes at closing. When such contingencies are not present, a definitive rating may be assigned based upon documentation that is not yet in final form. Moody’s will also often assign provisional ratings to program ratings, such as shelf registrations and medium term note programs. A provisional rating is denoted by placing a (P) in front of the rating. The (P) notation provides additional information about the rating, but does not indicate a different rating. For example, a provisional rating of (P)Aa1 is the same rating as Aa1.

For provisional ratings assigned to an issuer or instrument, the (P) notation is removed when the applicable contingencies have been fulfilled. A Credit Rating Action to remove the (P) notation indicates that the rating is no longer subject to contingencies, and changes the provisional rating to a definitive rating. Program ratings for shelf registrations and other issuance programs remain provisional, while the subsequent ratings of issuances under these programs are assigned as definitive ratings.
Refundeds - #. Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or non-callable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hash mark) symbol, e.g., #Aaa.
Withdrawn - WR. When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed.
Not Rated - NR. NR is assigned to an unrated issuer, obligation and/or program.
Not Available - NAV. An issue that Moody’s has not yet rated is denoted by the NAV symbol.
Terminated Without Rating - TWR. The symbol TWR applies primarily to issues that mature or are redeemed without having been rated.
FITCH RATINGS, INC. —
A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows.
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
Long-Term Credit Ratings Scales
AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC Substantial credit risk. Default is a real possibility.

CC Very high levels of credit risk. Default of some kind appears probable.
C Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
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the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
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the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
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the formal announcement by the issuer or their agent of a distressed debt exchange;
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a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
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an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but
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has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and
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has not otherwise ceased operating. This would include:
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the selective payment default on a specific class or currency of debt;
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the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
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the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Short-Term Ratings Assigned to Issuers and Obligations. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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